                        PROSPECTUS DATED JUNE 30, 2000

--------------------------------------------------------------------------------
                          VARIABLE ESTATE PROTECTION
--------------------------------------------------------------------------------

        a flexible premium variable life survivorship insurance policy issued by
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                               ("JOHN HANCOCK")


     The policy provides an investment option with fixed rates of return declared by John Hancock and the following variable investment options:

-----------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                                         MANAGED BY
--------------------------                                         ----------
Managed...................................................         Independence Investment Associates, Inc.
Growth & Income...........................................         Independence Investment Associates, Inc.
Fidelity VIP Contrafund(R)................................         Fidelity Management and Research Company
Equity Index..............................................         State Street Global Advisors
Large Cap Value...........................................         T. Rowe Price Associates, Inc.
American Leaders Large Cap Value..........................         Federated Investment Management Company
Large Cap Growth..........................................         Independence Investment Associates, Inc.
Large Cap Aggressive Growth...............................         Alliance Capital Management L.P.
Fidelity VIP Growth.......................................         Fidelity Management and Research Company
AIM V.I. Value............................................         A I M Advisors, Inc.
Janus Aspen Global Technology.............................         Janus Capital Corporation
Mid Cap Value.............................................         Neuberger Berman, LLC
Fundamental Mid Cap Growth................................         OppenheimerFunds, Inc.
Mid Cap Growth............................................         Janus Capital Corporation
Real Estate Equity........................................         Independence Investment Associates, Inc. and
                                                                    Morgan Stanley Dean Witter Investment
                                                                    Management, Inc.
Small/Mid Cap CORE........................................         Goldman Sachs Asset Management
Small/Mid Cap Growth......................................         Wellington Management Company, LLP
Small Cap Value...........................................         INVESCO Management & Research, Inc.
Small Cap Growth..........................................         John Hancock Advisers, Inc.
MFS New Discovery.........................................         MFS Investment Management(R)
Global Balanced...........................................         Brinson Partners, Inc.
Janus Aspen Worldwide Growth..............................         Janus Capital Corporation
Templeton International Securities........................         Templeton Investment Counsel, Inc.
International Equity Index................................         Independence International Associates, Inc.
International Opportunities...............................         Rowe Price-Fleming International, Inc.
                                                                   Morgan Stanley Dean Witter Investment
Emerging Markets Equity...................................         Management, Inc.
Short-Term Bond...........................................         Independence Investment Associates, Inc.
Bond Index................................................         Mellon Bond Associates, LLP
Active Bond...............................................         John Hancock Advisers, Inc.
Core Bond.................................................         Federated Investment Management Company
Global Bond...............................................         J.P. Morgan Investment Management, Inc.
High Yield Bond...........................................         Wellington Management Company, LLP
Money Market..............................................         John Hancock Life Insurance Company
-----------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are
referred to as "funds".   In the prospectuses for the Trusts, the investment
options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *

                        JOHN HANCOCK LIFE SERVICING OFFICE
                        ----------------------------------

                   EXPRESS DELIVERY                U.S. MAIL
                   ----------------                ---------
                 529 Main Street (X-4)            P.O. Box 111
                 Charleston, MA 02129           Boston, Ma 02117

                             PHONE: 1-800-732-5543

                              FAX: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

     . Behind the Additional Information section are the financial statements for John Hancock and Separate Account UV. These start on page 41.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 116.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:


Question                                                          Beginning on page
--------                                                          -----------------
 .What is the policy?...........................................           5

 .Who owns the policy?..........................................           5
 .How can I invest money in the policy?.........................           5
 .Is there a minimum amount I must invest?......................           7
 .How will the value of my investment in the policy change
  over time?...................................................           8
 .What charges will John Hancock deduct from my investment
  in the policy?...............................................           9
 .What charges will the Trusts deduct from my investment in
  the policy?..................................................           11
 .What other charges could John Hancock impose in the
  future?......................................................           13
 .How can I change my policy's investment allocations?..........           13
 .How can I access my investment in the policy?.................           14
 .How much will John Hancock pay when the last insured
  person dies?.................................................           16
 .How can I change my policy's insurance coverage?..............           17
 .Can I cancel my policy after it's issued?.....................           18
 .Can I choose the form in which John Hancock pays out
  policy proceeds?.............................................           18
 .To what extent can John Hancock vary the terms and
  conditions of its policies in particular cases?..............           19
 .How will my policy be treated for income tax purposes?........           20
 .How do I communicate with John Hancock?.......................           20

WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Mutual Life Insurance Company." Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option B (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will John Hancock pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

       Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will John Hancock pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will John Hancock pay when the last insured person dies?" on page 16).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will John Hancock deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

WHAT CHARGES WILL JOHN HANCOCK DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 .  Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

 .  DAC tax charge - A charge to cover the increased Federal income tax
   --------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 .  Premium processing charge - A charge to help defray our administrative
   -------------------------
   costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 .  Sales charge - A charge to help defray our sales costs. The charge for
   ------------
   premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 .  Optional benefits charge - A charge imposed for certain optional
   ------------------------
   insurance benefits added to the policy by means of a rider.

Deductions from account value

 .  Issue charge - A monthly charge to help defray our administrative costs.
   ------------
   This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 .  Administrative charge - A monthly charge to help defray our
   ---------------------
   administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 .  Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                 -------
   rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 .  Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
   additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 .  M &E charge - A daily charge for mortality and expense risks we assume.
   -----------
   This charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in the
   ---------------------------------------
   eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is elected
   --------------------------------
   at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
   ------------------------
   insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of account
   -------------------------
   value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

What charges will the Trust deduct from my investment in the policy?

   The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

   The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating    Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                                 ----------  ----------------  ---------------  ----------   ---------------
John Hancock Variable Series Trust I
 (Note 1):
Managed.................................    0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income.........................    0.25%           N/A              0.03%         0.28%           0.03%
Equity Index............................    0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value.........................    0.74%           N/A              0.10%         0.84%           0.11%
American Leaders Large Cap Value........    0.80%           N/A              0.10%         0.90%            N/A
Large Cap Growth........................    0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth.............    0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value...........................    0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth..........................    0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth..............    0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity......................    0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE......................    0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth....................    0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value.........................    0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth........................    0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced *.......................    0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index..............    0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities.............    0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity.................    1.27%           N/A              0.10%         1.37%           2.17%

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  -----------------
Short-Term Bond........................     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index.............................     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond *..........................     0.25%           N/A              0.03%         0.28%           0.03%
Core Bond..............................     0.70%           N/A              0.10%         0.80%            N/A
Global Bond............................     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond........................     0.65%           N/A              0.10%         0.75%           0.39%
Money Market...........................     0.25%           N/A              0.06%         0.31%           0.06%

AIM Variable Insurance Funds, Inc.:
AIM V.I. Value.........................     0.61%           N/A              0.15%         0.76%           0.15%

Variable Insurance Products Fund -
  Service Class (Note 2):
Fidelity VIP Growth....................     0.58%          0.10%             0.07%         0.75%           0.09%

Variable Insurance Products Fund II -
  Service Class (Note 2):
Fidelity VIP Contrafund(R).............     0.58%          0.10%             0.07%         0.75%           0.10%

Franklin Templeton Variable Insurance
  Products Trust - Class 2 Shares (Note
  3):
Templeton International Securities.....     0.69%          0.25%             0.19%         1.13%           0.19%

Janus Aspen Series - Service Shares
  Class (Note 4):
Janus Aspen Global Technology..........     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth...........     0.65%          0.25%             0.05%         0.95%           0.05%


MFS Variable Insurance Trust
  (Note 5):
MFS New Discovery......................     0.90%           N/A              0.17%         1.07%           1.59%

Notes to Fund Expense Table

   (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). The percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates because the funds were not in operation prior to the date of this prospectus.

      * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

   (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
        Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

   (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999. All such estimates have been made without regard to the effect of any expense offset arrangements.

   (5) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

What other charges could John Hancock impose in the Future?

   Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

   We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

How can I change my policy's investment allocations?

Future premium payments

   At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

   You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

   Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 .  We must receive the request for such a transfer during the period beginning
   60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 25% of the assets in your fixed investment option.

   We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

   This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

How can I access my investment in the policy?

Full surrender

   You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

   You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will John Hancock pay when the last insured person dies?" on page 16) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

   You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

   The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How much will John Hancock pay when the last insured person dies?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitations on how much Additional Sum Insured you can have is that it must be equal to the Basic Sum Insured at the time of policy issue and cannot exceed 400% of the Basic Sum Insured at any time thereafter. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

   When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

   For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

   If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     .  We will then subtract your Total Sum Insured.

   Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

   In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

   At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

When the last insured person reaches 100

   If the last surviving insured person or the younger of two living insureds reaches attained age 100, the surrender value will become payable to the policy beneficiary and the death benefit will no longer be payable.

How can I change my policy's insurance coverage?

Increase in coverage

   The Basic Sum Insured and Additional Sum Insured generally cannot be increased after policy issue. However, you may request an increase in the Additional Sum Insured. You will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

   The Basic Sum Insured and Additional Sum Insured generally cannot be decreased after policy issue. However, you may request a reduction in the Additional Sum Insured, but only if:

     .  the remaining Total Sum Insured will be at least $500,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

   We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

   Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

   Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

Can I cancel my policy after it's issued?

   You have the right to cancel your policy within the latest of the following periods:

     .  10 days after you receive it (this period may be longer in some states);

     .  10 days after mailing by John Hancock of the Notice of Withdrawal Right;
        or

     .  45 days after the date Part A of the application has been completed.

   This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to John Hancock at one of the addresses shown on page 2, or to the John Hancock representative who delivered the policy to you.

   In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

Can I choose the form in which John Hancock pays out policy proceeds?

Choosing a payment option

   You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .  Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .  Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .  Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

   You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

   You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

   There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

To what extent can John Hancock vary the terms and conditions of its policies in particular cases?

   Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

   Insurance laws and regulations apply to John Hancock in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

   We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under

"Reduced charges for eligible classes" on page 33. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

How will my policy be treated for income tax purposes?

   Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

   However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

   For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

How do I communicate with John Hancock?

General Rules

   You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 2.

   Certain requests must be made in writing and be signed and dated by you. They include the following:

     .  loans, surrenders or partial withdrawals

     .  transfers of account value among investment options

     .  change of allocation among investment options for new premium payments

     .  change of death benefit option

     .  increase or decrease in Total Sum Insured

     .  change of beneficiary

     .  election of payment option for policy proceeds

     .  tax withholding elections

     .  election of telephone transaction privilege

  You should mail or express these requests to the John Hancock Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the John Hancock Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

   We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the John Hancock Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

   If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

   The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

               ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                  SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

     Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by John Hancock will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

     With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

     The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES

                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming hypothetical              Assuming hypothetical
End of    Planned Premiums         gross annual return of             gross annual return of
Policy     accumulated at    ----------------------------------  ----------------------------------
 Year    5% annual interest      0%          6%         12%         0%         6%          12%
-------  ------------------  ----------  ----------  ----------  --------  ----------  ------------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $ 11,206  $   11,910   $   12,614
   2             34,374       1,000,000   1,000,000   1,000,000    23,410      25,584       27,839
   3             52,861       1,000,000   1,000,000   1,000,000    35,443      39,877       44,654
   4             72,271       1,000,000   1,000,000   1,000,000    47,545      55,060       63,474
   5             92,653       1,000,000   1,000,000   1,000,000    59,475      70,928       84,257
   6            114,053       1,000,000   1,000,000   1,000,000    72,288      88,608      108,347
   7            136,524       1,000,000   1,000,000   1,000,000    84,914     107,081      134,944
   8            160,118       1,000,000   1,000,000   1,000,000    97,349     126,376      164,306
   9            184,891       1,000,000   1,000,000   1,000,000   109,592     146,527      196,715
  10            210,904       1,000,000   1,000,000   1,000,000   121,636     167,563      232,484
  11            238,217       1,000,000   1,000,000   1,000,000   134,237     190,317      272,793
  12            266,895       1,000,000   1,000,000   1,000,000   146,611     214,054      317,271
  13            297,008       1,000,000   1,000,000   1,000,000   158,745     238,806      366,346
  14            328,626       1,000,000   1,000,000   1,000,000   170,623     264,602      420,488
  15            361,825       1,000,000   1,000,000   1,000,000   182,222     291,471      480,225
  16            396,684       1,000,000   1,000,000   1,049,444   193,516     319,440      546,112
  17            433,286       1,000,000   1,000,000   1,150,730   204,471     348,535      618,717
  18            471,718       1,000,000   1,000,000   1,258,589   215,045     378,780      698,686
  19            512,072       1,000,000   1,000,000   1,373,705   225,190     410,199      786,720
  20            554,444       1,000,000   1,000,000   1,496,764   234,843     442,816      883,575
  25            800,279       1,000,000   1,000,000   2,266,829   275,856     628,276    1,535,049
  30          1,114,034       1,000,000   1,127,474   3,399,081   291,297     851,474    2,567,002
  35          1,514,473       1,000,000   1,355,580   5,093,482   256,219   1,110,886    4,174,064

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES

                                       Death Benefit                    Surrender Value
                             ----------------------------------  -------------------------------
                                   Assuming Hypothetical             Assuming Hypothetical
End of    Planned Premiums         Gross Annual Return of            Gross Annual Return of
Policy     Accumulated at    ----------------------------------  -------------------------------
 Year    5% Annual Interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  -----------
   1         $   16,768      $1,011,205  $1,011,910  $1,012,614  $ 11,205  $ 11,910   $   12,614
   2             34,374       1,023,408   1,025,582   1,027,837    23,408    25,582       27,837
   3             52,861       1,035,439   1,039,872   1,044,648    35,439    39,872       44,648
   4             72,271       1,047,538   1,055,052   1,063,464    47,538    55,052       63,464
   5             92,653       1,059,464   1,070,914   1,084,239    59,464    70,914       84,239
   6            114,053       1,072,271   1,088,587   1,108,319    72,271    88,587      108,319
   7            136,524       1,084,889   1,107,049   1,134,902    84,889   107,049      134,902
   8            160,118       1,097,315   1,126,329   1,164,241    97,315   126,329      164,241
   9            184,891       1,109,543   1,146,458   1,196,617   109,543   146,458      196,617
  10            210,904       1,121,568   1,167,463   1,232,338   121,568   167,463      232,338
  11            238,217       1,134,149   1,190,184   1,272,590   134,149   190,184      272,590
  12            266,895       1,146,492   1,213,868   1,316,978   146,492   213,868      316,978
  13            297,008       1,158,581   1,238,540   1,365,912   158,581   238,540      365,912
  14            328,626       1,170,390   1,264,215   1,419,836   170,390   264,215      419,836
  15            361,825       1,181,891   1,290,903   1,479,235   181,891   290,903      479,235
  16            396,684       1,193,044   1,318,607   1,544,637   193,044   318,607      544,637
  17            433,286       1,203,803   1,347,319   1,616,612   203,803   347,319      616,612
  18            471,718       1,214,106   1,377,015   1,695,775   214,106   377,015      695,775
  19            512,072       1,223,882   1,407,661   1,782,795   223,882   407,661      782,795
  20            554,444       1,233,041   1,439,198   1,878,389   233,041   439,198      878,389
  25            800,279       1,268,458   1,610,417   2,518,582   268,458   610,417    1,518,582
  30          1,114,034       1,268,271   1,786,209   3,527,234   268,271   786,209    2,527,234
  35          1,514,473       1,199,713   1,927,352   5,095,022   199,713   927,352    4,095,022

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES

                                       Death Benefit                    Surrender Value
                             ----------------------------------  -------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  -------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  -----------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $ 10,906  $ 11,600   $   12,294
   2             34,374       1,000,000   1,000,000   1,000,000    22,735    24,864       27,076
   3             52,861       1,000,000   1,000,000   1,000,000    34,279    38,599       43,262
   4             72,271       1,000,000   1,000,000   1,000,000    45,760    53,050       61,230
   5             92,653       1,000,000   1,000,000   1,000,000    56,919    67,981       80,885
   6            114,053       1,000,000   1,000,000   1,000,000    68,789    84,486      103,520
   7            136,524       1,000,000   1,000,000   1,000,000    80,278   101,507      128,269
   8            160,118       1,000,000   1,000,000   1,000,000    91,356   119,035      155,324
   9            184,891       1,000,000   1,000,000   1,000,000   101,997   137,062      184,895
  10            210,904       1,000,000   1,000,000   1,000,000   112,164   155,572      217,213
  11            238,217       1,000,000   1,000,000   1,000,000   122,322   175,082      253,104
  12            266,895       1,000,000   1,000,000   1,000,000   131,898   195,045      292,336
  13            297,008       1,000,000   1,000,000   1,000,000   140,822   215,419      335,224
  14            328,626       1,000,000   1,000,000   1,000,000   149,001   236,143      382,121
  15            361,825       1,000,000   1,000,000   1,000,000   156,331   257,149      433,429
  16            396,684       1,000,000   1,000,000   1,000,000   162,694   278,364      489,622
  17            433,286       1,000,000   1,000,000   1,024,951   167,907   299,662      551,089
  18            471,718       1,000,000   1,000,000   1,113,071   171,918   321,039      617,904
  19            512,072       1,000,000   1,000,000   1,205,448   174,521   342,375      690,359
  20            554,444       1,000,000   1,000,000   1,302,370   175,525   363,570      768,820
  25            800,279       1,000,000   1,000,000   1,867,041   146,151   462,870    1,264,321
  30          1,114,034       1,000,000   1,000,000   2,598,076     4,131   529,465    1,962,079
  35          1,514,473              **   1,000,000   3,553,271        **   511,756    2,911,875

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES

                                       Death Benefit                     Surrender Value
                             ----------------------------------  -------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  -------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  -----------
   1         $   16,768      $1,010,906  $1,011,599  $1,012,293  $ 10,906  $ 11,599   $   12,293
   2             34,374       1,022,732   1,024,861   1,027,072    22,732    24,861       27,072
   3             52,861       1,034,269   1,038,588   1,043,250    34,269    38,588       43,250
   4             72,271       1,045,735   1,053,021   1,061,196    45,735    53,021       61,196
   5             92,653       1,056,868   1,067,919   1,080,810    56,868    67,919       80,810
   6            114,053       1,068,694   1,084,366   1,103,369    68,694    84,366      103,369
   7            136,524       1,080,115   1,101,295   1,127,993    80,115   101,295      127,993
   8            160,118       1,091,093   1,118,680   1,154,846    91,093   118,680      154,846
   9            184,891       1,101,594   1,136,498   1,184,107   101,594   136,498      184,107
  10            210,904       1,111,567   1,154,707   1,215,959   111,567   154,707      215,959
  11            238,217       1,121,463   1,173,793   1,251,164   121,463   173,793      251,164
  12            266,895       1,130,693   1,193,171   1,289,405   130,693   193,171      289,405
  13            297,008       1,139,165   1,212,745   1,330,880   139,165   212,745      330,880
  14            328,626       1,146,759   1,232,389   1,375,776   146,759   232,389      375,776
  15            361,825       1,153,339   1,251,949   1,424,280   153,339   251,949      424,280
  16            396,684       1,158,756   1,271,251   1,476,582   158,756   271,251      476,582
  17            433,286       1,162,776   1,290,022   1,532,797   162,776   290,022      532,797
  18            471,718       1,165,333   1,308,149   1,593,227   165,333   308,149      593,227
  19            512,072       1,166,177   1,325,319   1,658,007   166,177   325,319      658,007
  20            554,444       1,165,080   1,341,228   1,727,306   165,080   341,228      727,306
  25            800,279       1,119,341   1,386,600   2,144,905   119,341   386,600    1,144,905
  30          1,114,034              **   1,309,366   2,669,628        **   309,366    1,669,628
  35          1,514,473              **          **   3,255,940        **        **    2,255,940

  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
**  Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


CONTENTS OF THIS SECTION                                      BEGINNING ON PAGE
------------------------                                      -----------------
Description of John Hancock...................................       28
How we support the policy and investment options..............       28
Procedures for issuance of a policy...........................       29
Basic Sum Insured vs. Additional Sum Insured..................       30
Commencement of investment performance........................       31
How we process certain policy transactions....................       31
Effects of policy loans.......................................       32
Additional information about how certain policy charges work..       33
How we market the policies....................................       34
Tax considerations............................................       35
Reports that you will receive.................................       37
Voting privileges that you will have..........................       37
Changes that John Hancock can make as to your policy..........       37
Adjustments we make to death benefits.........................       38
When we pay policy proceeds...................................       38
Other details about exercising rights and paying benefits.....       39
Legal matters.................................................       39
Registration statement filed with the SEC.....................       39
Accounting and actuarial experts..............................       39
Financial statements of John Hancock and the Account..........       39
List of Directors and Executive Officers of John Hancock......       40

DESCRIPTION OF JOHN HANCOCK

  We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 1999, our assets were approximately $71 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account UV

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or John Hancock.

  The Account's assets are the property of John Hancock. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. Since the Additional Sum Insured must equal the Basic Sum Insured at issue, that means the minimum Total Sum Insured at issue is generally $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 35).

COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request.

Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you

(and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will John Hancock deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, John Hancock Variable Life Insurance Company, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell John Hancock's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. John Hancock will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and John Hancock reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 5% of the Target Premium paid in each of the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither John Hancock nor Signator is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JOHN HANCOCK CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would beJohn Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of John Hancock and certain of the financial statements of the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JOHN HANCOCK AND THE ACCOUNT

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

  In addition to those financial statements of the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of the Account for a period subsequent to the audited financial statements.

  The most current financial statements for John Hancock are those as of December 31,1999. We do not prepare such financial statements more often than annually. Moreover, we believe that any additional benefit you would get from more recent financial statements would not justify our cost in preparing them. (This is true even though we would not necessarily have to incur the expense of an independant audit of those financial statements.) In this connection, we represent that there have been no material adverse changes in our financial condition or operations between December 31, 1999 and the date of this prospectus.

           LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

Directors                                                   Principal Occupations
---------                                                   ---------------------
Stephen L. Brown..........      Chairman of the Board and Chief Executive Officer, John Hancock
David F. D'Alessandro.....      President, Chief Operations Officer and Chief Executive Officer-Elect, John Hancock
Foster L. Aborn...........      Vice Chairman of the Board and Chief Investment Officer, John Hancock
Samuel W. Bodman..........      Chairman of the Board and Chief Executive Officer, Cabot Corporation (chemicals)
I. MacAllister Booth......      Retired Chairman of the Board and Chief Executive Officer, Polaroid Corporation
                                (photographic products)
Wayne A. Budd.............      Group President, Bell Atlantic - New England (telecommunications)
John M. Connors, Jr.......      Chairman and Chief Executive Officer and Director, Hill, Holliday, Connors, Cosmopoulos, Inc.
                                (advertising).
Robert E. Fast............      Senior Partner, Hale and Dorr (law firm).
Kathleen F. Feldstein.....      President, Economic Studies, Inc. (economic consulting).
Nelson S. Gifford.........      Principal, Fleetwing Capital Management (financial services)
Michael C. Hawley.........      Chairman and Chief Executive Officer, The Gillette Company (razors, etc.)
Edward H. Linde...........      President and Chief Executive Officer, Boston Properties, Inc. (real estate)
Judith A, McHale..........      President and Chief Operating Officer, Discovery Communications, Inc. (multimedia communications)
E. James Morton...........      Director, formerly Chairman of the Board and Chief Executive Officer, John Hancock
Richard F. Syron..........      Chairman of the Board, President and Chief Executive Officer, Thermo Electron Corp. (scientific and industrial instruments)
Robert J. Tarr, Jr........      Former President, Chief Executive Officer and Chief Operations Officer, Harcourt General, Inc.
                                (publishing)

Other Executive Officers
------------------------
Thomas E. Moloney........       Chief Financial Officer
Richard S. Scipione......       General Counsel
Derek Chilvers...........       Chairman and Chief Executive Officer of John Hancock International Holdings, Inc.
John M. DeCiccio.........       Executive Vice President and Chief Investment Officer-Elect
Maureen R. Ford..........       President, Broker-Dealer Distribution and Financial Advisory Network
Kathleen M. Graveline....       Executive Vice President - Retail
Barry J. Rubenstein......       Vice President, Counsel and Secretary

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

     We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1999 and 1998 or the results of its operations or its cash flows for the years then ended.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                         December 31
                                                    ----------------------
                                                       1999        1998
                                                    ---------   ----------
                                                        (in millions)
Assets
Bonds--Note 6..................................     $26,188.1    $23,353.0
Stocks:
  Preferred....................................         926.6        844.7
  Common.......................................         458.4        269.3
  Investments in affiliates....................       1,465.8      1,520.3
                                                    ---------    ---------
                                                      2,850.8      2,634.3
Mortgage loans on real estate--Note 6..........       9,165.9      8,223.7
Real estate:
  Company occupied.............................         366.6        372.2
  Investment properties........................         501.7      1,472.1
                                                    ---------    ---------
                                                        868.3      1,844.3
Policy loans...................................       1,577.8      1,573.8
Cash items:
  Cash in banks and offices....................         292.6        241.5
  Temporary cash investments...................         868.0      1,107.4
                                                    ---------    ---------
                                                      1,160.6      1,348.9
Premiums due and deferred......................         234.8        253.4
Investment income due and accrued..............         574.8        527.5
Other general account assets...................       1,364.7      1,156.6
Assets held in separate accounts...............      16,746.0     17,447.0
                                                    ---------    ---------
TOTAL ASSETS...................................     $60,731.8    $58,362.5
                                                    =========    =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                                               December 31
                                                                          ----------------------
                                                                             1999        1998
                                                                          ----------   ---------
                                                                             (in millions)
Obligations and Policyholders' Contingency Reserves
OBLIGATIONS
  Policy reserves...................................................      $20,574.1    $19,804.8
  Policyholders' and beneficiaries' funds...........................       16,128.3     14,216.9
  Dividends payable to policyholders................................          464.8        449.1
  Policy benefits in process of payment.............................          132.3        111.4
  Other policy obligations..........................................          304.7        322.6
  Asset valuation reserve--Note 1...................................        1,242.9      1,289.6
  Federal income and other accrued Taxes--Note 1....................          (12.1)       211.5
  Other general account obligations.................................        1,695.0      1,109.3
  Obligations related to separate accounts..........................       16,745.1     17,458.6
                                                                          ---------    ---------
TOTAL OBLIGATIONS...................................................       57,275.1     54,973.8
Policyholders' Contingency Reserves
  Surplus note--Note 2..............................................          450.0        450.0
  Special contingency reserve for group insurance...................          153.4        160.0
  General contingency reserve.......................................        2,853.3      2,778.7
                                                                          ---------    ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES...........................        3,456.7      3,388.7
                                                                          ---------    ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES...........................................................      $60,731.8    $58,362.5
                                                                          =========    =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                         Year ended December 31
                                                                         -----------------------
                                                                            1999          1998
                                                                         ---------     ---------
                                                                              (In millions)
Income
  Premiums, annuity considerations and pension fund contributions....    $ 9,622.9     $ 8,844.0
  Net investment income--Note 4......................................      3,033.4       2,956.2
  Other, net.........................................................        241.9         233.8
                                                                         ---------     ---------
                                                                          12,898.2      12,034.0
Benefits and Expenses
  Payments to policyholders and beneficiaries:
     Death benefits..................................................        675.6         582.9
     Accident and health benefits....................................         94.4          76.9
     Annuity benefits................................................      1,734.3       1,612.4
     Surrender benefits and annuity fund withdrawals.................      7,410.6       6,712.4
     Matured endowments..............................................         18.6          20.7
                                                                         ---------     ---------
                                                                           9,933.5       9,005.3
  Additions to reserves to provide for future payments to
    policyholders and beneficiaries..................................      1,238.9       1,106.7
  Expenses of providing service to policyholders and obtaining new insurance:
     Field sales compensation and expenses...........................        248.8         290.7
     Home office and general expenses................................        717.8         529.0
  Payroll, state premium and miscellaneous taxes.....................         48.9          52.0
                                                                         ---------     ---------
                                                                          12,187.9      10,983.7
                                                                         ---------     ---------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO POLICYHOLDERS,
         FEDERAL INCOME TAXES AND NET REALIZED CAPITAL GAINS.........        710.3       1,050.3
Dividends to policyholders...........................................        461.1         446.0
Federal income tax credit--Note 1....................................       (216.9)         (2.8)
                                                                         ---------     ---------
                                                                             244.2         443.2
                                                                         ---------     ---------
        GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAINS.......        466.1         607.1
Net realized capital gains--Note 5...................................         29.0           0.7
                                                                         ---------     ---------
        NET INCOME...................................................        495.1         607.8
Other increases/(decreases) in policyholders'
 contingency reserves:
  Net unrealized capital losses and other adjustments--Note 5........       (147.0)       (214.5)
  Prior years' federal income taxes..................................        (21.9)        (25.5)
  Other reserves and adjustments, net--Notes 1, 7 and 13.............       (258.2)       (136.9)
                                                                         ---------     ---------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY RESERVES..........         68.0         230.9
Policyholders' contingency reserves at beginning of year.............      3,388.7       3,157.8
                                                                         ---------     ---------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR...................    $ 3,456.7     $ 3,388.7
                                                                         =========     =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                           Year ended December 31
                                                                          -------------------------
                                                                             1999          1998
                                                                          -----------   -----------
                                                                               (In millions)
Cash Flows from Operating Activities:
  Insurance premiums, annuity considerations and deposits............     $  9,816.6    $  8,945.5
  Net investment income..............................................        2,966.1       2,952.8
  Benefits to policyholders and beneficiaries........................      (10,047.9)     (9,190.4)
  Dividends paid to policyholders....................................         (445.4)       (396.6)
  Insurance expenses and taxes.......................................       (1,015.3)       (874.4)
  Net transfers from separate accounts...............................        1,436.6         131.1
  Other, net.........................................................         (264.2)       (181.7)
                                                                          ----------    ----------
     NET CASH PROVIDED FROM OPERATIONS...............................        2,446.5       1,386.3
                                                                          ----------    ----------
Cash Flows used in Investing Activities:
  Bond purchases.....................................................      (15,946.3)    (12,403.6)
  Bond sales.........................................................       10,098.5       8,447.8
  Bond maturities and scheduled redemptions..........................        2,443.9       2,537.7
  Bond prepayments...................................................          644.9       1,202.7
  Stock purchases....................................................       (2,546.2)       (623.2)
  Proceeds from stock sales..........................................        2,174.0         378.4
  Real estate purchases..............................................         (188.7)       (147.6)
  Real estate sales..................................................        1,258.4         630.5
  Other invested assets purchases....................................         (127.9)       (185.3)
  Proceeds from the sale of other invested assets....................          358.4         120.5
  Mortgage loans issued..............................................       (2,254.2)     (1,978.5)
  Mortgage loan repayments...........................................        1,267.3       1,575.6
  Other, net.........................................................          183.1         (38.6)
                                                                          ----------    ----------
     NET CASH USED IN INVESTING ACTIVITIES...........................       (2,634.8)       (483.6)
                                                                          ----------    ----------
Cash Flows used in Financing Activities:
  Net decrease in short-term note payable............................            0.0         (75.0)
  Repayment of REMIC notes payable...................................            0.0        (203.6)
                                                                          ----------    ----------
     NET CASH USED IN FINANCING ACTIVITIES...........................            0.0        (278.6)
                                                                          ----------    ----------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH INVESTMENTS...........         (188.3)        624.1
Cash and temporary cash investments at beginning of year.............        1,348.9         724.8
                                                                          ----------    ----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR...................     $  1,160.6    $  1,348.9
                                                                          ==========    ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. Pursuant to a Plan of Reorganization, effective February 1, 2000, the Company converted from a mutual life insurance company to a stock life insurance company and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. See Note 15--Subsequent Events.

The Company offers financial products in two major groups: (i) its retail business, which offers protection and asset gathering products primarily to retail consumers; and (ii) the investment and pension business, which offers guaranteed and structured financial products primarily to institutional customers. In addition, there is a corporate business unit. The Company's reportable business units are strategic business units offering different products and services. The reportable business units are managed separately, as they focus on different products, markets or distribution channels.

In the Retail-Protection business unit, the Company offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

In the Retail-Asset Gathering business unit, the Company offers individual annuities, consisting of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. This business unit distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

In the Investment and Pension business unit, the Company offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The business unit distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

The Corporate business unit primarily consists of certain corporate operations and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the business units and certain non-recurring expenses not allocated to the business units. The disposed businesses primarily consist of group health operations.

The Company established a "corporate account" as part of the Corporate business unit to facilitate the capital management process. The corporate account contains capital not allocated to support the operations of the Company's business units.

Late in the fourth quarter of 1999, the Company transferred certain assets from the business units to the corporate account. These assets include investments in certain subsidiaries and the home office real estate complex (collectively referred to as "corporate purpose assets"). Historically, the Company has allocated the investment performance or other earnings of corporate purpose assets among all of the business units. However, subsequent to the conversion to a stock life insurance company, the Company will centrally manage the performance of corporate purpose assets through the corporate account.

The asset transfer directly affected certain group pension participating contractholders because those contracts have participating features under which crediting rates and dividends are affected directly by portfolio earnings. Certain participating contractholders participate in contract experience related to net investment income and realized capital gains and losses in the general account. These participating contractholders were compensated for transferred assets

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

based on the fair value of the assets transferred, which amounted to $771.7 million. These participating contractholders were credited with their portion of the difference between the fair value and carrying value of the assets transferred through the crediting rates and dividends on their contracts. The after-tax amount of the transfer was $170.8 million which was charged directly to policyholders' contingency reserve.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period or future estimated gross profits or gross margins; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's statutory surplus is not expected to be material.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $1,057.3 million and $533.8 million were sold in 1999 and 1998, respectively, and an additional $125.3 million of real estate is expected to be sold in 2000. Net gains on the properties sold amounted to $140.8 million and $64.3 million in 1999 and 1998, respectively. Those properties to be sold subsequent to December 31, 1999 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $254.4 million and $370.0 million at December 31, 1999 and 1998, respectively.

  Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. In connection with the Company's plans to dispose of certain real estate holdings, during 1998, an additional contribution was recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $48.0 million and $111.3 million at December 31, 1999 and 1998, respectively. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $51.4 million, amounted to $261.7 million that is included in other policy obligations. The corresponding 1998 amounts were $34.9 million and $261.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $29.2 million in 1999 and $31.4 million in 1998 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $19.7 million in 1999 and $20.1 million in 1998.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments,'' requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

  The fair values for common and preferred stocks, other than subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximate their fair values.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 8 3/4%.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

The statement value and fair value for investment-type insurance contracts are as follows:

                                    December 31, 1999      December 31, 1998
                                   --------------------  ---------------------
                                   Statement    Fair     Statement     Fair
                                     Value      Value      Value       Value
                                   ---------  ---------  ---------   ---------
                                                 (in millions)

Guaranteed investment contracts... $13,111.6  $12,617.2  $12,666.9   $12,599.7
Fixed rate deferred and immediate
 annuities........................   4,685.7    4,656.9    4,375.0     4,412.2
Supplementary contracts without
 life contingencies...............      55.7       55.7       42.7        44.7
                                   ---------  ---------  ---------   ---------
                                   $17,853.0  $17,329.8  $17,084.6   $17,056.6
                                   =========  =========  =========   =========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the Internal Revenue Service sets the DER after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $115.0 million in 1999 and $74.9 million in 1998.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. No such refinements were made during 1999 or 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of Insurance of the Commonwealth of Massachusetts. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1999 and 1998.

NOTE 3--BORROWED MONEY

At December 31, 1999, the Company had two syndicated lines of credit with a group of banks totaling $1.0 billion, $500.0 million of which expire on July 29, 2000 and $500.0 million of which expire on June 30, 2001. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance within each line of credit agreement. Under the terms of the agreements, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 1999. At December 31, 1999, the Company had no outstanding borrowings under either agreement.

Interest paid on borrowed money was $7.9 million and $6.6 million during 1999 and 1998, respectively.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                         1999       1998
                                                        -------    ------
                                                         (In millions)

    Investment expenses..........................       $277.1    $317.5
    Interest expense.............................         41.4      44.3
    Depreciation on real estate and other
      invested assets............................         22.9      41.6
    Real estate and other investment taxes.......         41.8      60.1
                                                        ------    ------
                                                        $383.2    $463.5
                                                        ======    ======


NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains consist of the following items:



                                                            1999       1998
                                                           --------   -------
                                                             (In millions)

    Net gains from asset sales and foreclosures...         $ 260.3    $ 303.3
    Capital gains tax.............................          (179.8)    (171.7)
    Net capital gains transferred to the IMR......           (51.5)    (130.9)
                                                           -------    -------
      Net Realized Capital Gains..................         $  29.0    $   0.7
                                                           =======    =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS--CONTINUED

Net unrealized capital losses and other adjustments consist of the following items:



                                                             1999       1998
                                                           --------   --------
                                                              (In millions)

    Net losses from changes in security values and
      book value adjustments........................        $(193.7)   $ (90.6)
    Decrease (increase) in asset valuation
      reserve.......................................           46.7     (123.9)
                                                            -------    -------
    Net Unrealized Capital Losses and Other
      Adjustments...................................        $(147.0)    (214.5)
                                                            =======    =======


NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                                                                Gross       Gross
                                                                   Statement  Unrealized  Unrealized
                       December 31, 1999                             Value      Gains       Losses     Fair Value
                       -----------------                           ---------  ----------  ----------  -----------
                                                                                   (In millions)
     U.S. Treasury securities and obligations of U.S.
      government corporations and agencies....................     $   162.3   $    0.4    $    2.5    $   160.2
     Obligations of states and political
      subdivisions............................................         111.3        6.6         4.4        113.5
     Debt securities issued by foreign governments............         510.0       56.4         7.0        559.4
     Corporate securities.....................................      20,460.3      587.1       970.8     20,076.6
     Mortgage-backed securities...............................       4,944.2       22.1       167.7      4,798.6
                                                                   ---------   --------    --------    ---------
       Total bonds............................................     $26,188.1   $  672.6    $1,152.4    $25,708.3
                                                                   =========   ========    ========    =========

                       December 31, 1998
                       -----------------
     U.S. Treasury securities and obligations of U.S.
      government corporations and agencies....................     $   123.3   $    5.9    $    0.0    $   129.2
     Obligations of states and political
      subdivisions............................................          86.4        9.9         0.0         96.3
     Debt securities issued by foreign governments............         264.5       29.4         8.2        285.7
     Corporate securities.....................................      18,155.4    1,567.7       294.4     19,428.7
     Mortgage-backed securities...............................       4,723.4      181.2         5.2      4,899.4
                                                                   ---------   --------    --------    ---------
       Total bonds............................................     $23,353.0   $1,794.1    $  307.8    $24,839.3
                                                                   =========   ========    ========    =========

The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                              Statement     Fair
                                                                Value       Value
                                                              ---------  ----------
                                                                 (In millions)

         Due in one year or less...........................   $ 1,515.9   $ 1,513.2
         Due after one year through five years.............     5,876.1     5,871.2
         Due after five years through ten years............     6,801.3     6,684.9
         Due after ten years...............................     7,050.6     6,840.4
                                                              ---------   ---------
                                                               21,243.9    20,909.7
         Mortgage-backed securities........................     4,944.2     4,798.6
                                                              ---------   ---------
                                                              $26,188.1   $25,708.3
                                                              =========   =========


JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

Gross gains of $99.1 million in 1999 and $126.4 million in 1998 and gross losses of $94.4 million in 1999 and $62.3 million in 1998 were realized from the sale of bonds.

At December 31, 1999, bonds with an admitted asset value of $26.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $345.3 million and $258.4 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $177.7 million, and gross unrealized depreciation totaled $64.6 million. The fair value of preferred stock totaled $926.7 million at December 31, 1999 and $832.4 million at December 31, 1998.

The Company participates in a security-lending program for the purpose of enhancing income on securities held. At December 31, 1999 and 1998, $277.7 million and $421.5 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $19.3 million, bonds with amortized cost of $54.4 million and real estate with depreciated cost of $9.9 million were non-income as of December 31, 1999.

Restructured commercial mortgage loans aggregated $120.3 million and $230.5 million as of December 31, 1999 and 1998, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                  Year ended December 31
                                                 -----------------------
                                                    1999          1998
                                                 -----------  ----------
                                                      (In millions)

     Expected.................................      $10.8         $22.5
     Actual...................................        6.9          11.6


Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED


                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------       -------------       -------------       ---------------
                        (In millions)                            (In millions)

Apartments...........     $1,809.1     East North Central....      $1,039.8
Hotels...............        404.0     East South Central....         289.7
Industrial...........        816.8     Middle Atlantic.......       1,657.5
Office buildings.....      2,309.1     Mountain..............         326.7
Retail...............      1,619.4     New England...........         836.1
1-4 Family...........          3.4     Pacific...............       2,025.0
Agricultural.........      1,803.6     South Atlantic........       1,823.5
Other................        400.5     West North Central....         362.7
                                       West South Central....         701.9
                                       Other.................         103.0
                          --------                                 --------
                          $9,165.9                                 $9,165.9
                          ========                                 ========


At December 31, 1999, the fair values of the commercial and agricultural mortgage loan portfolios were $7.2 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1998 were approximately $7.3 billion and $1.3 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 9.0% and 6.50% for other properties, and 10.0% and 7.125% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1999 were $673.5 million, $42.8 million, and $153.1 million, respectively. The corresponding amounts in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $1,018.3 million, $488.5 million and $823.7 million, respectively. The corresponding amounts in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $463.9 million, $449.0 million, and $231.7 million, respectively, at December 31, 1999. The corresponding amounts in 1998 were $458.2 million, $481.2 million, and $238.6 million, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                                                         December 31
                                                     ------------------
                                                       1999       1998
                                                     --------   -------
                                                        (In millions)

          Reinsurance recoverables.................   $ 27.5    $18.6
          Funds withheld from reinsurers...........    227.3     49.5


The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $245.7 million at December 31, 1999 and $251.1 million at December 31, 1998.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $44.5 million and $4.9 million of cash to Variable Life in 1999 and 1998, respectively, for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 inforce block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company made a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, taxes, reserve increase, commission expense allowances and premiums. This agreement decreased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $0.8 million and $1.0 million in 1999 and 1998, respectively, for mortality claims from Variable Life. This agreement increased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

John Hancock Reassurance Company of Bermuda (JHReCo, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of the Company's 1997 through 1999 issues of retail long-term care insurance policies. In connection with this agreement, the Company transferred $22.6 million and $1.9 million of cash to JHReCo in 1999 and 1998, respectively, for tax, commission, and expense allowances to JHReCo. This agreement increased the Company's net gain from operations by $17.4 million and $11.7 million in 1999 and 1998, respectively.

JHReCo has a modified coinsurance agreement with the Company to reinsure 30% of the Company's issues prior to January 1, 1997 and 50% of the Company's 1997 through 1999 issues of group long-term care insurance policies. In connection with this agreement, the Company transferred $49.9 million and $38.0 million of cash to JHReCo in 1999 and 1998, respectively, for tax, commission, and expense allowances to JHReCo. This agreement increased the Company's net gain from operations by $3.6 million and $3.9 million in 1999 and 1998, respectively.

JHReCo also has a modified coinsurance agreement with the Company to reinsure 50% of one of the Company's single premium annuity contracts sold in 1999. Premiums, benefits, and reserves ceded to JHReCo in 1999 were

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

$169.4 million, $15.6 million and $166.1 million, respectively. This agreement increased the Company's net gain from operations by $12.6 million in 1999.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997 were transferred to UNICARE in connection with the sale. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter the Company recognized a charge to policyholders' contingency reserves for uncollectible reinsurance of $186.1 million, aftertax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 1999, would not be material.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, controls, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provided supplemental pension benefits to employees with salaries and/ or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $97.6 million in 1999 and $92.6 million in 1998. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 1999 or 1998. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $257.4 million and $239.3 million, respectively, at December 31, 1999 and $221.3 million and $194.8 million, respectively, at December 31, 1998. Non-qualified plan assets, at fair value, were $1.0 million and $1.2 million at December 31, 1999 and 1998, respectively.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pre-tax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.5 million and $8.1 million in 1999 and 1998, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 1999 and 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The changes in benefit obligation and plan assets are summarized as follows:

                                           Year ended December 31
                                 ---------------------------------------------
                                    Pension Benefits        Other Benefits
                                 -----------------------   -------------------
                                    1999         1998       1999       1998
                                 -----------  -----------  --------  ---------
                                                (In millions)
Change in benefit obligation:
Benefit obligation at beginning
 of year.......................   $1,808.4     $1,704.0    $ 366.9    $ 381.0
Service cost...................       33.8         32.8        6.6        6.8
Interest cost..................      119.0        115.5       23.9       24.4
Actuarial loss/(gain)..........       30.7         55.5       (0.3)     (16.8)
Amendments.....................       19.9          0.0        0.0        0.0
Benefits paid..................     (106.5)       (99.4)     (29.0)     (28.5)
                                  --------     --------    -------    -------
Benefit obligation at end of
 year..........................    1,905.3      1,808.4      368.1      366.9
                                  --------     --------    -------    -------
Change in plan assets:
Fair value of plan assets at
 beginning of year.............    2,202.2      1,995.5      215.2      172.7
Actual return on plan assets...      277.7        296.1       17.7       39.9
Employer contribution..........       10.9         10.0        0.0        2.6
Benefits paid..................     (106.5)       (99.4)       0.0        0.0
                                  --------     --------    -------    -------
Fair value of plan assets at
 end of year...................    2,384.3      2,202.2      232.9      215.2
                                  --------     --------    -------    -------
Funded status..................      479.0        393.8     (135.2)    (151.7)
Unrecognized actuarial loss....     (349.7)      (292.0)    (155.7)    (163.0)
Unrecognized prior service cost       39.1         23.1       16.0       17.8
Unrecognized net transition
 (asset) obligation............      (11.8)       (23.9)     273.3      294.3
                                  --------     --------    -------    -------
Net amount recognized..........   $  156.6     $  101.0    $  (1.6)   $  (2.6)
                                  --------     --------    -------    -------

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

The assumptions used in accounting for the benefit plans were as follows:


                                             Year ended December 31
                                   ------------------------------------------
                                       Pension Benefits       Other Benefits
                                   -----------------------   ---------------
                                      1999         1998       1999     1998
                                   -----------  ----------   -------  ------
Discount rate...................      7.00%        6.75%      7.00%     6.75%
Expected return on plan assets..      8.50%        8.50%      8.50%     8.50%
Rate of compensation increase...      4.77%        4.56%      4.77%     4.00%

For measurement purposes, a 5.50 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.25 percent in 2001 and remain at that level thereafter.

Net periodic benefit (credit) cost includes the following components:


                                            Year ended December 31
                                   -------------------------------------------
                                      Pension Benefits       Other Benefits
                                   -----------------------   -----------------
                                      1999         1998       1999      1998
                                   -----------  -----------  -------  --------
                                                 (In millions)
Service cost....................    $  33.8      $  32.8     $  6.6    $  6.8
Interest cost...................      119.0        115.5       23.9      24.4
Expected return on plan assets..     (182.9)      (165.6)     (18.2)    (39.9)
Amortization of transition
 (assets) obligation............      (12.1)       (11.6)      21.0      20.9
Amortization of prior service
 cost...........................        3.9          6.5        1.8       1.9
Recognized actuarial (gain) loss       (6.3)        (2.6)      (7.1)     19.0
                                    -------      -------     ------    ------
  Net periodic benefit (credit)
    cost........................    $ (44.6)     $ (25.0)    $ 28.0    $ 33.1
                                    =======      =======     ======    ======

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:



                                       1-Percentage Point   1-Percentage Point
                                            Increase             Decrease
                                       ------------------  --------------------
                                                   (In millions)
     Effect on total of service and
       interest costs.................        $ 2.9               $ (2.6)
     Effect on postretirement benefit
       obligations....................         29.0                (26.1)


NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial service entities.

Total assets of unconsolidated majority-owned affiliates amounted to $16.0 billion at December 31, 1999 and $13.8 billion at December 31, 1998; total liabilities amounted to $14.5 billion at December 31, 1999 and $12.5 billion at December 31, 1998; and total net income was $99.5 million in 1999 and $148.5 million in 1998.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7).

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--AFFILIATES--CONTINUED

Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $129.0 million and $62.2 million in 1999 and 1998, respectively, from unconsolidated affiliates.

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:


                                                                                           Assets (Liabilities)
                                                          Number of Contracts/   ------------------------------------------
                                                            Notional Amounts             1999                  1998
                                                         ---------------------   ---------------------  -------------------
                                                                                  Carrying     Fair     Carrying    Fair
                                                            1999        1998       Value      Value      Value      Value
                                                         ----------  ---------   ----------  ---------  --------  ---------
                                                                                   (In millions)
Futures contracts to sell securities..............        $18,805     $11,286      $31.5      $ 31.5     $(3.1)    $  (3.1)
Futures contracts to acquire securities...........          4,006       1,464       (0.9)       (0.9)     (0.3)       (0.3)
Interest rate swap agreements.....................        9,194.0     7,684.0         --       (27.2)       --      (159.1)
Interest rate cap agreements......................          115.0       115.0        0.2         0.2       0.4         0.4
Interest rate floor agreements....................          125.0       125.0        0.1         0.1       0.7         0.7
Interest rate swaption agreements.................           30.0         0.0       (3.6)       (3.6)       --         0.0
Currency rate swap agreements.....................        5,797.0     2,881.5         --       (44.8)       --        16.2
Equity collar agreements..........................             --          --       53.0        53.0      28.6        28.6

Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 2000.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 2000 to 2029. The interest rate cap agreements expire in 2000 to 2008. Interest rate floor agreements expire in 2003. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 2000 to 2021. The equity collar agreements expire in 2003.

The Company's exposure to credit risk is the risk of loss from counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $24.3 million in 1999 and $26.2 million in 1998. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:



                                                        December 31, 1999
                                                       -------------------
                                                          (In millions)

       2000.........................................          $19.1
       2001.........................................           15.9
       2002.........................................           12.8
       2003.........................................            8.9
       2004.........................................            5.3
       Thereafter...................................            7.0
                                                              -----
       Total minimum payments.......................          $69.0
                                                              =====


NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                  December 31, 1999   Percent
                                                  -----------------  ----------
                                                    (In millions)

Subject to discretionary withdrawal (with
 adjustment):
  With market value adjustment.................      $ 1,126.3           2.8%
  At book value less surrender charge..........        2,845.0           7.1
                                                     ---------         -----
  Total with adjustment........................        3,971.3           9.9
  Subject to discretionary withdrawal (without
    adjustment) at book
    value......................................        1,535.8           3.8
  Subject to discretionary withdrawal--separate
    accounts...................................       14,287.3          35.4
Not subject to discretionary withdrawal:
  General account..............................       19,320.6          48.0
  Separate accounts............................        1,175.7           2.9
                                                     ---------         -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance.....       40,290.7         100.0%
                                                                       =====
Less reinsurance ceded.........................           (0.1)
                                                     ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts.........................      $40,290.6
                                                     =========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS--Continued

Any liquidation costs associated with the $14.3 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $706.7 million, $6.0 million, $281.1 million and $194.6 million, respectively, at December 31, 1999. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.2 billion at December 31, 1999. The majority of these commitments expire in 2000.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1999, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $493.4 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1999 and 1998 amounted to $3.4 million and $4.6 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1999, the aggregate outstanding principal balance of the pools of loans was $365.2 million. There were no mortgage loans buy-backs in 1999 and 1998.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1999 were $380.6 million for short-term borrowings and $163.0 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies' amounts to be used to pay benefits to policyholders and claimants of insolvent insurance

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES--Continued

companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The reserve held in connection with the settlement to provide relief to class members and for legal and administrative costs associated with the settlement amounted to $322.8 million and $283.8 million at December 31, 1999 and 1998, respectively. Costs incurred related to the settlement were $91.1 million and $150.0 million in 1999 and 1998, respectively, which were charged directly to policyholders' contingency reserves. The estimated reserve is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

During 1999, the Company transferred $194.9 million of reserves related to the settlement to Variable Life representing Variable Life's share of the settlement. The Company also contributed $194.9 million of capital to Variable Life during 1999. If Variable Life's share of the settlement increases, the Company will contribute additional capital to Variable Life so that Variable Life's total stockholder's equity would not be impacted.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                                         December 31
                                                                        ----------------------------------------------
                                                                                1999                   1998
                                                                        --------------------   -----------------------
                                                                        Carrying      Fair      Carrying       Fair
                                                                         Amount       Value      Amount        Value
                                                                        ---------  ----------  ----------   ----------
                                                                                        (In millions)
Assets
  Bonds--Note 6......................................................   $26,188.1  $25,708.3   $23,353.0    $24,839.3
  Preferred stocks--Note 6...........................................       926.6      926.7       844.7        832.4
  Common stocks--Note 6..............................................       458.4      458.4       269.3        269.3
  Mortgage loans on real estate--Note 6..............................     9,165.9    9,009.5     8,223.7      8,619.7
  Policy loans--Note 1...............................................     1,577.8    1,577.8     1,573.8      1,573.8
  Cash and cash equivalents--Note 1..................................     1,160.6    1,160.6     1,348.9      1,348.9
Liabilities
  Guaranteed investment contracts--Note 1............................    13,111.6   12,617.2    12,666.9     12,599.7
  Fixed rate deferred and immediate annuities--Note 1................     4,685.7    4,656.9     4,375.0      4,412.2
  Supplementary contracts without life contingencies--Note 1.........        55.7       55.7        42.7         44.7
Derivatives assets (liabilities) relating to: --Note 10
  Futures contracts..................................................        30.6       30.6        (3.4)        (3.4)
  Interest rate swaps................................................          --      (27.2)         --       (159.1)
  Currency rate swaps................................................          --      (44.8)         --         16.2
  Interest rate caps.................................................         0.2        0.2         0.4          0.4
  Interest rate floors...............................................         0.1        0.1         0.7          0.7
  Equity collar agreements...........................................        53.0       53.0        28.6         28.6
Commitments--Note 13.................................................          --    1,195.0          --      1,114.2

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 15--SUBSEQUENT EVENTS

  Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, the Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. All policyholder membership interests in the Company were extinguished on that date and eligible policyholders of the Company received, in the aggregate, approximately 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million policy credits as compensation. In connection with the reorganization, the Company changed its name to John Hancock Life Insurance Company.

In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share. Net proceeds from the offering were $1,657.7 million, of which $105.7 million was retained by John Hancock Financial Services, Inc. and $1,552.0 million was contributed to the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--SUBSEQUENT EVENTS--Continued

     Establishment of the Closed Block

Under the Plan of Reorganization, effective February 1, 2000, the Company created a closed block for the benefit of policies included therein. The policies included in the closed block are individual and joint traditional whole life insurance policies of the Company that are paying or are expected to pay dividends, and individual term life insurance policies that were in force on February 1, 2000. The purpose of the closed block is to protect the policy dividend expectations of these policies after the demutualization. Unless the Commonwealth of Massachusetts Commissioner of Insurance and, in certain circumstances, the New York Superintendent of Insurance consents to an earlier termination, the closed block will continue in effect until the date none of such policies is in force.

     Acquisition of Long-Term Care Business

On January 3, 2000, the Company signed an agreement to purchase the individual long-term care insurance business of Fortis, Inc. ("Fortis"). The business to be acquired had earned premiums of approximately $124.4 million in 1999 and included approximately 97,000 policies in force as of December 31, 1999. During 1999 the Company's individual long-term care earned premium was $177.3 million and approximately 164,000 individual long-term care policies were in force.

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)

By late 1999, the Company completed its Year 2000 readiness plan to address issues that could result from computer programs being written using two digits to define the applicable year rather than four to define the applicable year and century. As a result the Company prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to its mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, the Company implemented and monitored its millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

Since January 3, 2000, the Company's information systems, including its mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on its operations, have functioned properly. In addition, the Company has not experienced any significant Year 2000 issues related to interactions with its material business partners. The Company has experienced no disruption in its ability to process claims, update customer accounts, process financial transactions, report accurate data to management and no business interruptions due to Year 2000 issues. While the Company continues to monitor its systems, and those of its material business partners closely to ensure that no unexpected Year 2000 issues develop, the Company has no reason to expect any such issues.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, the Company has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, the Company incurred and expensed approximately $47.0 million in external costs for the project. The estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $70 to $72.5 million. The Company's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                              FIRST QUARTER 2000

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                March 31, 2000

                                                                                                  International
                                                                         Large Cap    Sovereign      Equity        Small Cap
                                                                          Growth        Bond          Index         Growth
                                                                        Subaccount   Subaccount    Subaccount     Subaccount
                                                                        -----------  -----------  -------------  ------------
Assets
Cash.................................................................   $        --  $        --     $       --   $        --
Investments in shares of portfolios of John Hancock Variable Series
 Trust I, at value...................................................    47,884,809   72,367,249      7,430,517     6,868,139
Investments in shares of portfolios of M Fund Inc., at value.........            --           --             --            --
Policy loans and accrued interest  receivable........................     2,881,867   10,323,501        386,100            --
Receivable from:
 John Hancock Variable Series Trust I................................        15,529      430,192         12,364            --
 M Fund Inc..........................................................            --           --             --            --
                                                                        -----------  -----------     ----------   -----------
Total assets.........................................................    50,782,205   83,120,942      7,828,981     6,868,139
Liabilities
Payable to John Hancock Mutual Life Insurance Company................            --           --             --            --
Asset charges payable................................................           796        1,292            122           109
                                                                        -----------  -----------     ----------   -----------
Total liabilities....................................................           796        1,292            122           109
                                                                        -----------  -----------     ----------   -----------
Net assets...........................................................   $50,781,408  $83,119,650     $7,828,859   $ 6,868,030
                                                                        ===========  ===========     ==========   ===========

                                                                        International    Mid Cap    Large Cap        Money
                                                                          Balanced       Growth       Value         Market
                                                                         Subaccount    Subaccount   Subaccount    Subaccount
                                                                        -------------  -----------  ----------   ------------
Assets
Cash.................................................................    $      --     $        --  $       --   $    (1,285)
Investments in shares of portfolios of John Hancock Variable Series
 Trust I, at value...................................................      158,423      16,802,095   9,335,096    18,838,258
Investments in shares of portfolios of M Fund Inc., at value.........           --              --          --            --
Policy loans and accrued interest receivable.........................           --              --          --     2,179,525
Receivable from:
 John Hancock Variable Series Trust I................................          393             --       18,307         8,791
 M Fund Inc..........................................................           --              --          --            --
                                                                         ---------     -----------  ----------   -----------
Total assets.........................................................      158,816      16,802,095   9,353,403    21,025,289
Liabilities
Payable to John Hancock Mutual Life Insurance Company................           --              --          --            --
Asset charges payable................................................            3             267         153           998
                                                                         ---------     -----------  ----------   -----------
Total liabilities....................................................            3             267         153           998
                                                                         ---------     -----------  ----------   -----------
Net assets...........................................................    $ 158,813     $16,801,828  $9,353,250   $21,024,291
                                                                         =========     ===========  ==========   ===========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                March 31, 2000

                                                                               Mid Cap    Small/Mid   Real Estate     Growth &
                                                                                Value     Cap Growth    Equity         Income
                                                                             Subaccount   Subaccount  Subaccount     Subaccount
                                                                             -----------  ----------  -----------   ------------
Assets
Cash.................................................................        $        --  $       --  $       --    $         --
Investments in shares of portfolios of John Hancock Variable Series
 Trust I, at value...................................................          4,922,228   5,405,216   3,759,336     311,940,456
Investments in shares of portfolios of M Fund Inc., at value.........                 --          --          --               0
Policy loans and accrued interest  receivable........................                 --          --     240,022      32,758,289
Receivable from:
 John Hancock Variable Series Trust I................................                 --          --      34,861         293,221
 M Fund Inc..........................................................                 --          --          --              --
                                                                             -----------  ----------  ----------    ------------
Total assets.........................................................          4,922,228   5,405,216   4,034,222     344,991,966
Liabilities
Payable to John Hancock Mutual Life Insurance Company................                 --          --          --              --
Asset charges payable................................................                 79          86          64           5,297
                                                                             -----------  ----------  ----------    ------------
Total liabilities....................................................                 79          86          64           5,297
                                                                             -----------  ----------  ----------    ------------
Net assets...........................................................        $ 4,922,149  $5,405,130  $4,034,158    $344,986,669
                                                                             ===========  ==========  ==========    ============

                                                                                            Short-Term   Small Cap    International
                                                                               Managed         Bond        Value      Opportunities
                                                                              Subaccount    Subaccount  Subaccount      Subaccount
                                                                             -------------  ----------  -----------   -------------
Assets
Cash.................................................................        $       (685)  $      --   $        --   $        --
Investments in shares of portfolios of John Hancock Variable Series
 Trust I, at value...................................................         105,442,736     239,981     3,352,754     8,133,294
Investments in shares of portfolios of M Fund Inc., at value.........                   0           0             0             0
Policy loans and accrued interest  receivable........................          13,011,771          --            --            --
Receivable from:
 John Hancock Variable Series Trust I................................             260,094       1,255         4,033            --
 M Fund Inc..........................................................                  --          --            --            --
                                                                             ------------   ---------   -----------   -----------
Total assets.........................................................         118,713,916     241,236     3,356,787     8,133,294
Liabilities
Payable to John Hancock Mutual Life Insurance Company................                  --          --            --            --
Asset charges payable................................................               1,839           4            54           133
                                                                             ------------   ---------   -----------   -----------
Total liabilities....................................................               1,839           4            54           133
                                                                             ------------   ---------   -----------   -----------
Net assets...........................................................        $118,712,077   $ 241,232   $ 3,356,733   $ 8,133,161
                                                                             ============   =========   ===========   ===========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                 MARCH 31, 2000


                                                                                                      BRANDES
                                                             EQUITY       GLOBAL       TURNER      INTERNATIONAL
                                                              INDEX        BOND      CORE GROWTH      EQUITY
                                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                           -----------  -----------  -----------  --------------
ASSETS
Cash....................................................   $        --  $        --   $       --  $           --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value..............    17,313,806      800,153      344,698         709,047
Investments in shares of portfolios of M
 Fund Inc., at value....................................             0            0           --              --
Policy loans and accrued interest receivable............            --           --           --              --
Receivable from:
 John Hancock Variable Series Trust I...................        15,411        2,994           --              --
 M Fund Inc.............................................            --           --           --              --
                                                           -----------  -----------   ----------  --------------
Total assets............................................    17,329,217      803,147      344,698         709,047
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company...            --           --           --              --
Asset charges payable...................................           282           13            5              11
                                                           -----------  -----------   ----------  --------------
Total liabilities.......................................           282           13            5              11
                                                           -----------  -----------   ----------  --------------
Net assets..............................................   $17,328,935  $   803,134   $  344,694  $      709,036
                                                           ===========  ===========   ==========  ==============

                                                           FRONTIER CAPITAL     EMERGING       GLOBAL
                                                             APPRECIATION    MARKETS EQUITY    EQUITY     BOND INDEX
                                                              SUBACCOUNT       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                           ----------------  --------------  ----------  ------------
ASSETS
Cash....................................................    $            --  $           --  $       --  $         --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value..............            652,467       1,002,691     222,631        75,111
Investments in shares of portfolios of M
 Fund Inc., at value....................................                 --              --          --            --
Policy loans and accrued interest receivable............                 --              --          --            --
Receivable from:
 John Hancock Variable Series Trust I...................                 --              --          --           409
 M Fund Inc.............................................                 --              --          --            --
                                                           ----------------  --------------  ----------  ------------
Total assets............................................            652,467       1,002,691     222,631        75,520
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company...                 --              --          --            --
Asset charges payable...................................                 10              17           4             1
                                                           ----------------  --------------  ----------  ------------
Total liabilities.......................................                 10              17           4             1
                                                           ----------------  --------------  ----------  ------------
Net assets..............................................    $       652,457  $    1,002,674  $  222,627  $     75,519
                                                           ================  ==============  ==========  ============

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                 March 31, 2000


                                                                                  SmalL/Mid Cap  High Yield   Enhanced U.S.
                                                                                      CORE          Bond         Equity
                                                                                   Subaccount    Subaccount    Subaccount
                                                                                  -------------  ----------  ---------------
Assets
Cash.......................................................................         $     --      $    --        $    --
Investments in shares of portfolios of John Hancock Variable Series
 Trust I, at value.........................................................          151,853       98,021         20,673
Investments in shares of portfolios of M Fund Inc., at value...............               --           --             --

Policy loans and accrued interest receivable...............................               --           --             --
Receivable from:
 John Hancock Variable Series Trust I......................................               --          675             --
 M Fund Inc................................................................               --           --             --
                                                                                    --------      -------        -------
Total assets...............................................................          151,853       98,696         20,673
Liabilities
Payable to John Hancock Mutual Life Insurance Company......................               --           --             --
Asset charges payable......................................................                2            2              1
                                                                                    --------      -------        -------
Total liabilities..........................................................                2            2              1
                                                                                    --------      -------        -------
Net assets.................................................................         $151,851      $98,694        $20,673
                                                                                    ========      =======        =======

See accompanying notes

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     STATEMENTS OF OPERATIONS (UNAUDITED)

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                    LARGE CAP GROWTH SUBACCOUNT               SOVEREIGN BOND SUBACCOUNT
                                                 ----------------------------------     --------------------------------------
                                                    2000        1999        1998           2000         1999           1998
                                                 ----------  ----------  ----------     -----------  ------------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...         $   35,004  $6,381,711  $2,836,032     $  964,076   $ 5,184,234   $5,266,576
 M Fund Inc.............................                 --          --          --             --            --           --
 Interest income on policy loans........             49,804     161,454     128,186        188,119       750,673      727,807
                                                 ----------  ----------  ----------     ----------   -----------   ----------
Total investment income.................             84,808   6,543,165   2,964,218      1,152,195     5,934,907    5,994,383
Expenses:
 Mortality and expense risks............             66,579     213,770     143,859        116,907       452,925      415,570
                                                 ----------  ----------  ----------     ----------   -----------   ----------
Net investment income...................             18,229   6,329,395   2,820,359      1,035,288     5,481,982    5,578,813
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)...............            331,582   1,146,308     433,509       (367,297)     (388,883)    (142,628)
 Net unrealized appreciation
  (depreciation) during the period......          2,976,234     320,087   4,558,660        636,719    (5,439,148)    (102,600)
                                                 ----------  ----------  ----------     ----------   -----------   ----------
Net realized and unrealized gain
 (loss) on investments..................          3,307,816   1,466,395   4,992,169        269,422    (5,828,031)    (245,228)
                                                 ----------  ----------  ----------     ----------   -----------   ----------
Net increase (decrease) in net
 assets resulting from operations.......         $3,326,045  $7,795,790  $7,812,528     $1,304,710   $  (346,049)  $5,333,585
                                                 ==========  ==========  ==========     ==========   ===========   ==========

                                                   INTERNATIONAL EQUITY INDEX
                                                           SUBACCOUNT                      SMALL CAP GROWTH SUBACCOUNT
                                                 ---------------------------------     --------------------------------------
                                                    2000        1999       1998            2000          1999         1998
                                                 ----------  ----------  ---------     -----------   -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...         $   17,223  $  212,869  $  743,339     $       --   $   543,433   $       --
 M Fund Inc.............................                 --          --          --             --            --           --
 Interest income on policy loans........              6,520      20,538      17,802             --            --           --
                                                 ----------  ----------  ----------     ----------   -----------   ----------
Total investment income.................             23,743     233,407     761,141             --       543,433           --
Expenses:
 Mortality and expense risks............             10,492      32,838      26,542          8,796        15,809        8,233
                                                 ----------  ----------  ----------     ----------   -----------   ----------
Net investment income...................             13,251     200,569     734,599         (8,796)      527,624       (8,233)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain......................             29,784      62,140      52,891          3,248        48,210       21,741
 Net unrealized appreciation
  (depreciation) during the period......            (36,779)  1,295,768      13,239        651,201     1,125,829      204,674
                                                 ----------  ----------   ---------     ----------   -----------   ----------
Net realized and unrealized gain
 (loss) on investments..................             (6,995)  1,357,908      66,130        654,449     1,174,415      226,415
                                                 ----------  ----------   ---------     ----------   -----------   ----------
Net increase in net assets resulting
  from operations.......................         $    6,256  $1,558,477   $ 800,729     $  645,653   $ 1,701,663   $  218,182
                                                 ==========  ==========   =========     ==========   ===========   ==========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                               INTERNATIONAL BALANCED SUBACCOUNT      MID CAP GROWTH SUBACCOUNT
                                              ----------------------------------  ------------------------------------
                                                  2000       1999        1998        2000         1999         1998
                                              -----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...       $    1,127   $  17,211   $  12,240  $       --  $1,373,009   $  130,303
 M Fund Inc.............................               --          --          --          --          --           --
 Interest income on policy loans........               --          --          --          --          --           --
                                               ----------   ---------   ---------  ----------  ----------   ----------
Total investment income.................            1,127      17,211      12,240          --   1,373,009      130,303
Expenses:
 Mortality and expense risks............              268       1,267         826      25,962      34,834        5,242
                                               ----------   ---------   ---------  ----------  ----------   ----------
Net investment income (loss)............              859      15,944      11,414     (25,962)  1,338,175      125,061
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)...............           (1,703)      1,061       1,050     874,318     420,826       26,192
 Net unrealized appreciation
  (depreciation) during the period......           (5,870)     (8,559)     12,294    (649,885)  4,283,452      193,946
                                               ----------   ---------   ---------  ----------  ----------   ----------
Net realized and unrealized gain
 (loss) on investments..................           (7,573)     (7,498)     13,344     224,433   4,704,278      220,138
                                               ----------   ---------   ---------  ----------  ----------   ----------
Net increase (decrease) in net assets
  resulting from operations.............       $   (6,714)  $   8,446   $  24,758  $  198,471  $6,042,453   $  345,199
                                               ==========   =========   =========  ==========  ==========   ==========

                                                 LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                                              ---------------------------------  -----------------------------------
                                                 2000        1999        1998      2000        1999         1998
                                              -----------  ----------  --------  ---------  ----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...      $   53,189   $ 511,132   $185,232  $ 259,668  $1,134,371   $2,249,510
 M Fund Inc.............................              --          --         --         --          --           --
 Interest income on policy loans........              --          --         --     39,531     155,491      154,162
                                              ----------   ---------   --------  ---------  ----------   ----------
Total investment income.................          53,189     511,132    185,232    299,199   1,289,862    2,403,672
Expenses:
 Mortality and expense risks............          13,268      36,983     15,356     29,820     146,758      263,735
                                              ----------   ---------   --------  ---------  ----------   ----------
Net investment income (loss)............          39,921     474,149    169,876    269,379   1,143,104    2,139,937
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)...............         (90,136)    123,242     68,953         --          --           --
 Net unrealized appreciation
  (depreciation) during the period......        (245,175)   (499,454)    64,132         --          --           --
                                              ----------   ---------   --------  ---------  ----------   ----------
Net realized and unrealized gain
 (loss) on investments..................        (335,311)   (376,212)   133,085         --          --           --
                                              ----------   ---------   --------  ---------  ----------   ----------
Net increase (decrease) in net assets
  resulting from operations.............      $ (295,390)  $  97,937   $302,961  $ 269,379  $1,143,104   $2,139,937
                                              ==========   =========   ========  =========  ==========   ==========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                    MID CAP VALUE SUBACCOUNT               SMALL/MID CAP GROWTH SUBACCOUNT
                                               -----------------------------------   ---------------------------------------------
                                                 2000       1999          1998           2000            1999             1998
                                               --------   ---------   ------------   ------------   --------------   -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......   $     --   $  30,563   $     53,920   $         --   $      840,786   $      93,281
 M Fund Inc. ...............................         --          --             --             --               --              --
 Interest income on policy loans............         --          --             --             --               --              --
                                               --------   ---------   ------------   ------------   --------------   -------------
Total investment income.....................         --      30,563         53,920             --          840,786          93,281
Expenses:
 Mortality and expense risks................      6,927      28,106         34,857          7,903           30,491          26,942
                                               --------   ---------   ------------   ------------   --------------   -------------
Net investment income (loss)................     (6,927)      2,457         19,063         (7,903)         810,295          66,339
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)...................    (41,101)   (547,518)        74,634       (138,462)          16,952          33,249
 Net unrealized appreciation (depreciation)
  during the period.........................    422,026     657,486       (944,401)       485,947         (590,295)        126,465
                                               --------   ---------   ------------   ------------   --------------   -------------
Net realized and unrealized gain (loss) on
 investments................................    380,925     109,968       (869,767)       347,485         (573,343)        159,714
                                               --------   ---------   ------------   ------------   --------------   -------------
Net increase (decrease) in net assets
 resulting from operations..................   $373,998   $ 112,425   $   (850,704)  $    339,582   $      236,952   $     226,053
                                               ========   =========   ============   ============   ==============   =============


                                                  REAL ESTATE EQUITY SUBACCOUNT            GROWTH & INCOME SUBACCOUNT
                                               -----------------------------------   ---------------------------------------
                                                 2000        1999         1998          2000          1999          1998
                                               ---------   ---------   -----------   -----------   -----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......   $  79,133   $ 262,930   $   343,976   $   754,111   $35,057,066   $26,306,209
 M Fund Inc. ...............................          --          --            --            --            --            --
 Interest income on policy loans............       4,618      17,361        17,260       588,028     2,279,107     1,996,131
                                               ---------   ---------   -----------   -----------   -----------   -----------
Total investment income.....................      83,751     280,291       361,236     1,342,139    37,336,173    28,302,340
Expenses:
 Mortality and expense risks................       5,766      24,900        33,890       462,018     1,779,482     1,466,469
                                               ---------   ---------   -----------   -----------   -----------   -----------
Net investment income                             77,985     255,391       327,346       880,121    35,556,691    26,835,871
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)...................     (56,481)   (168,994)      158,205     1,425,819     5,502,422     3,223,935
 Net unrealized appreciation (depreciation)
  during the period.                              95,421    (220,380)   (1,546,717)    3,226,658     2,405,417    32,918,552
                                               ---------   ---------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
  investments...............................      38,940    (389,374)   (1,388,512)    4,652,477     7,907,839    36,142,487
                                               ---------   ---------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
resulting from operations ..................   $ 116,925   $(133,983)  $(1,061,166)  $ 5,532,598   $43,464,530   $62,978,358
                                               =========   =========   ===========   ===========   ===========   ===========


See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                           MANAGED SUBACCOUNT              SHORT-TERM BOND SUBACCOUNT
                                                  -------------------------------------  -------------------------------
                                                     2000        1999          1998        2000      1999         1998
                                                  ----------  -----------   -----------  -------   ---------    --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........     $  817,245  $ 9,998,433   $ 9,347,788  $ 3,842   $  15,539    $ 27,350
 M Fund Inc. ................................             --           --            --       --          --          --
 Interest income on policy loans.............        236,141      953,686       854,487       --          --          --
                                                  ----------  -----------   -----------  -------   ---------    --------
Total investment income......................      1,053,387   10,952,119    10,202,275    3,842      15,539      27,350
Expenses:
 Mortality and expense risks.................        163,479      649,802       577,276      360       1,497       2,680
                                                  ----------  -----------   -----------  -------   ---------    --------
Net investment income (loss).................        889,907   10,302,317     9,624,999    3,482      14,042      24,670
Net realized and unrealized gain (loss)
on investments:
 Net realized gain (loss)....................        313,202      996,546       791,245   (1,072)     (8,638)        265
 Net unrealized appreciation (depreciation)
  during the period..........................        638,748   (2,108,530)    6,629,458      117      (2,442)     (4,247)
                                                  ----------  -----------   -----------  -------   ---------    --------
Net realized and unrealized gain (loss)
  on investments.............................        951,950   (1,111,984)    7,420,703     (955)    (11,080)     (3,982)
                                                  ----------  -----------   -----------  -------   ---------    --------
Net increase (decrease) in net assets
  resulting from operations..................     $1,841,857  $ 9,190,333   $17,045,702  $ 2,527   $   2,962    $ 20,688
                                                  ==========  ===========   ===========  =======   =========    ========


                                                                                       INTERNATIONAL OPPORTUNITIES
                                                     SMALL CAP VALUE SUBACCOUNT                SUBACCOUNT
                                                  ---------------------------------   -------------------------------
                                                    2000        1999        1998        2000        1999       1998
                                                  ---------   ---------   ---------   ---------   --------   --------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I......      $  15,741   $  79,585   $  12,675   $      --   $241,151   $ 33,443
  M Fund Inc. ..............................             --          --          --          --         --         --
  Interest income on policy loans...........             --          --          --          --         --         --
                                                  ---------   ---------   ---------   ---------   --------   --------
Total investment income.....................         15,741      79,585      12,675          --    241,151     33,443
Expenses:
  Mortality and expense risks...............          4,955      17,680      11,853      11,099     17,937     21,581
                                                  ---------   ---------   ---------   ---------   --------   --------
Net investment income (loss)................         10,786      61,905         822     (11,099)   223,214     11,862
Net realized and unrealized gain (loss) on
  investments:
Net realized gain (loss)....................        (54,620)    (33,134)     29,257      22,577    155,412     33,474
  appreciation (depreciation) during the
  period....................................         31,818    (148,401)   (105,331)    149,567    387,412    272,314
                                                  ---------   ---------   ---------   ---------   --------   --------
Net realized and unrealized gain (loss) on
  investments...............................        (22,802)   (181,535)    (76,074)    172,144    542,824    305,788
                                                  ---------   ---------   ---------   ---------   --------   --------
Net increase (decrease) in net assets
  resulting from operations.................      $ (12,016)  $(119,630)  $ (75,252)  $ 161,045   $766,038   $317,650
                                                  =========   =========   =========   =========   ========   ========


See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000

                                                                  EQUITY INDEX SUBACCOUNT          GLOBAL BOND SUBACCOUNT
                                                              --------------------------------  -----------------------------
                                                                2000       1999        1998      2000       1999        1998
                                                              --------  ----------  ----------  --------  ----------  -------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....................    $ 49,090  $  593,325  $  185,267  $  3,209  $  37,862    $19,628
 M Fund Inc...............................................          --          --          --        --         --         --
 Interest income on policy loans..........................          --          --          --        --         --         --
                                                              --------  ----------  ----------   -------  ---------    -------
Total investment income...................................      49,090     593,325     185,267     3,209     37,862     19,628
Expenses:
 Mortality and expense risks..............................      24,252      63,950      27,141     1,227      4,084      1,979
                                                              --------  ----------  ----------  --------  ---------    -------
Net investment income.....................................      24,838     529,375     158,126     1,982     33,778     17,649
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).................................     110,558     271,978     443,879    (8,414)      (151)     3,991
 Net unrealized appreciation (depreciation) during the
  period..................................................     240,624   1,282,937     585,673    20,874    (52,953)     4,308
                                                              --------  ----------  ----------  --------  ---------    -------
Net realized and unrealized gain (loss) on investments....     351,182   1,554,915   1,029,552    12,460    (53,104)     8,299
                                                              --------  ----------  ----------  --------  ---------    -------
Net increase (decrease) in net assets resulting from
 operations...............................................    $376,020  $2,084,290  $1,187,678  $ 14,442  $ (19,326)   $25,948
                                                              ========  ==========  ==========  ========  =========    =======

                                                                                                  BRANDES INTERNATIONAL EQUITY
                                                                TURNER CORE GROWTH SUBACCOUNT               SUBACCOUNT
                                                              --------------------------------  ------------------------------
                                                                2000       1999       1998        2000       1999        1998
                                                              --------  ----------  ----------  --------  ---------    -------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....................    $     --  $       --  $       --  $     --   $     --    $    --
 M Fund Inc...............................................          --  $   19,328       2,231        --   $ 16,354     14,444
 Interest income on policy loans..........................          --          --          --        --         --         --
                                                              --------  ----------  ----------  --------  ---------    -------
Total investment income...................................          --      19,328       2,231        --     16,354     14,444
Expenses:
 Mortality and expense risks..............................         468       1,139         565       862      2,166      1,158
                                                              --------  ----------  ----------  --------  ---------    -------
Net investment income.....................................        (468)     18,189       1,666      (862)    14,188     13,286
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).................................       6,241      26,736       2,780     1,188     11,526        600
 Net unrealized appreciation (depreciation) during the
  period..................................................      25,712      23,628      22,686   (14,134)   122,734      8,581
                                                              --------  ----------  ----------  --------  ---------    -------
Net realized and unrealized gain (loss) on investments ...      31,953      50,364      25,466   (12,946)   134,260      9,181
                                                              --------  ----------  ----------  --------  ---------    -------
Net increase (decrease) in net assets resulting from
 operations...............................................    $ 31,485  $   68,553  $   27,132  $(13,808)  $148,448    $22,467
                                                              ========  ==========  ==========  ========  =========    =======

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                                                                      GLOBAL MARKETS
                                                               FRONTIER CAPITAL APPRECIATION              EQUITY
                                                                       SUBACCOUNT                       SUBACCOUNT
                                                              --------------------------------  -----------------------------
                                                                2000       1999       1998        2000       1999      1998
                                                              --------  ----------  ----------  --------  ----------  -------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....................    $     --  $       --  $       --  $     --  $  15,636   $    --
 M Fund Inc...............................................          --      13,028      12,832        --         --        --
 Interest income on policy loans..........................          --          --          --        --         --        --
                                                              --------  ----------  ----------  --------  ---------   -------
Total investment income ..................................          --      13,028      12,832        --     15,636        --
Expenses:
 Mortality and expense risks .............................         817       4,257      13,446     1,069        466        --
                                                              --------  ----------  ----------  --------  ---------    ------
Net investment income ....................................        (817)      8,771        (614)   (1,069)    15,170
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) ................................       1,328     (59,550)     23,061    21,863      1,838
 Net unrealized appreciation (depreciation) during the
  period .................................................      89,905      89,369        (840)    6,439     92,713        --
                                                              --------  ----------  ----------  --------  ---------   -------
Net realized and unrealized gain (loss) on investments ...      91,233      29,819      22,221    28,302     94,551        --
                                                              --------  ----------  ----------  --------  ---------   -------
Net increase (decrease) in net assets resulting from
 operations ..............................................    $ 90,416  $   38,590  $   21,607  $ 27,233  $ 109,721   $    --
                                                              ========  ==========  ==========  ========  =========   =======

                                                                      GLOBAL EQUITY                     BOND INDEX
                                                                       SUBACCOUNT                       SUBACCOUNT
                                                              --------------------------------  -----------------------------
                                                                2000       1999       1998        2000       1999      1998
                                                              --------  ----------  ----------  --------  ----------  -------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I ....................    $     --    $    816    $    --    $ 1,342   $  2,971   $    --
 M Fund Inc ..............................................          --          --         --         --         --        --
 Interest income on policy loans .........................          --          --         --         --         --        --
                                                              --------    --------    -------    -------   --------   -------
Total investment income ..................................          --         816         --      1,342      2,971        --
Expenses:
 Mortality and expense risks .............................         254         378         --        110        270        --
                                                              --------    --------    -------    -------   --------   -------
Net investment income ....................................        (254)        438         --      1,232      2,701        --
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) ................................         801         196         --        (97)    (1,613)       --
 Net unrealized appreciation (depreciation) during the
  period .................................................       6,451      20,203         --        636     (1,753)       --
                                                              --------    --------    -------    -------   --------   -------
Net realized and unrealized gain (loss) on investments ...       7,252      20,399         --        539     (3,366)       --
                                                              --------    --------    -------    -------   --------   -------
Net increase (decrease) in net assets resulting from
 operations ..............................................    $  6,998    $ 20,837    $    --    $ 1,771   $   (665)  $    --
                                                              ========    ========    =======    =======   ========   =======

---------
*  From May 1, 1998 (commencement of operations).
** From May 1, 1999 (commencement of operations).

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                           SMALL/MID CAP CORE         HIGH YIELD BOND
                                                               SUBACCOUNT                SUBACCOUNT
                                                        ------------------------  --------------------------
                                                         2000     1999    1998      2000      1999     1998
                                                        ------  -------  ------   --------  --------  ------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............       $   10  $ 2,971  $   --   $  2,054   $ 3,011  $   --
 M Fund Inc......................................           --       --      --         --        --      --
 Interest income on policy loans.................           --       --      --         --        --      --
                                                        ------  -------  ------   --------   -------  ------
Total investment income..........................           10    6,699      --      2,054     3,011      --
Expenses:
 Mortality and expense risks.....................          149      335      --        134       220      --
                                                        ------  -------  ------   --------   -------  ------
Net investment income............................          139    6,364      --      1,920     2,791      --
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)........................          134    1,093      --       (278)     (396)     --
 Net unrealized appreciation (depreciation)
 during the period...............................        1,709    4,719      --     (4,859)   (1,172)     --
                                                        ------  -------  ------   --------   -------  ------
Net realized and unrealized gain (loss) on
 investments.....................................        1,843    5,812      --     (5,137)   (1,568)     --
                                                        ------  -------  ------    -------   -------  ------
Net increase (decrease) in net assets
 resulting from operations.......................       $1,704  $12,176  $   --   $ (3,217)  $ 1,223  $   --
                                                        ======  =======  ======   ========   =======  ======

                                                                                          ENHANCED U.S.
                                                                                        EQUITY SUBACCOUNT
                                                                                      ----------------------
                                                                                       2000    1999     1998
                                                                                      -----   ------   -----
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....................................            $  --   $   --   $  --
 M Fund Inc...............................................................               --    1,435      --
 Interest income on policy loans..........................................               --       --      --
                                                                                      -----   ------   -----
Total investment income...................................................               --    1,435      --
Expenses:
 Mortality and expense risks..............................................               29       61      --
                                                                                      -----   ------   -----
Net investment income (loss)..............................................              (29)   1,374      --
Net realized and unrealized gain (loss) on investments:
 Net realized gain........................................................              276       11      --
 Net unrealized appreciation during the period............................              101    1,285      --
                                                                                      -----   ------   -----
Net realized and unrealized gain on investments...........................              377    1,296      --
                                                                                      -----   ------   -----
Net increase in net assets resulting from operations......................            $ 348   $2,670   $  --
                                                                                      =====   ======   =====



---------
*  From May 1, 1998 (commencement of operations).
** From May 1, 1999 (commencement of operations).

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                     LARGE CAP GROWTH SUBACCOUNT                SOVEREIGN BOND SUBACCOUNT
                                               ----------------------------------------  ----------------------------------------
                                                   2000          1999          1998          2000          1999          1998
                                               ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income......................   $    18,230   $ 6,329,395   $ 2,820,359   $ 1,035,289   $ 5,481,982    $ 5,578,813
 Net realized gain (loss)...................       331,582     1,146,308       433,509      (367,297)     (388,883)      (142,628)
 Net unrealized appreciation (depreciation)
  during the period.........................     2,976,234       320,087     4,558,660       636,719    (5,439,148)      (102,600)
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations..................     3,326,046     7,795,790     7,812,528     1,304,711      (346,049)     5,333,585
From policyholder transactions:
 Net premiums from policyholders............     5,859,645    10,950,682     6,922,934     4,481,558    11,668,600     10,038,753
 Net benefits to policyholders..............    (2,722,620)   (5,776,293)   (3,869,320)   (3,620,100)   (7,543,864)    (7,974,328)
 Net increase in policy loans...............       289,900            --            --        63,900            --             --
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions..................     3,426,925     5,174,389     3,053,614       925,358     4,124,736      2,064,425
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase in net assets..................     6,752,971    12,970,179    10,866,142     2,230,069     3,778,687      7,398,010
Net assets at beginning of period...........   $44,028,437    31,058,258    20,192,116   $80,889,582    77,110,895     69,712,885
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net assets at end of period.................   $50,781,408   $44,028,437   $31,058,258   $83,119,651   $80,889,582    $77,110,895
                                               ===========   ===========   ===========   ===========   ===========    ===========

                                                    INTERNATIONAL EQUITY INDEX
                                                            SUBACCOUNT                     SMALL CAP GROWTH SUBACCOUNT
                                              --------------------------------------   -------------------------------------
                                                 2000         1999          1998          2000         1999          1998
                                              -----------  ------------  -----------   -----------  -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..............      $13,252   $   200,569   $   734,599     $ (8,796)  $  527,624    $   (8,233)
 Net realized gain.........................       29,784        62,140        52,891        3,248       48,210        21,741
 Net unrealized appreciation (depreciation)
  during the period........................      (36,779)    1,295,768        13,239      651,201    1,125,829       204,674
                                              ----------   -----------   -----------   ----------   ----------    ----------
Net increase in net assets resulting from
 operations................................        6,257     1,558,477       800,729      645,653    1,701,663       218,182
From policyholder transactions:
 Net premiums from policyholders...........    1,029,865     1,634,643     1,489,281    1,949,600    1,398,160       891,480
 Net benefits to policyholders.............     (442,743)   (1,119,500)   (1,347,312)    (239,156)    (390,180)     (269,586)
 Net increase in policy loans..............       54,486            --            --           --           --            --
                                              ----------   -----------   -----------   ----------   ----------    ----------
Net increase in net assets resulting from
 policyholder transactions.................      641,608       515,143       141,969    1,710,444    1,007,980       621,894
                                              ----------   -----------   -----------   ----------   ----------    ----------
Net increase in net assets.................      647,865     2,073,620       942,698    2,356,096    2,709,643       840,076
Net assets at beginning of period..........   $5,107,374     5,107,374     4,164,676   $4,511,934    1,802,291       962,215
                                              ----------   -----------   -----------   ----------   ----------    ----------
Net assets at end of period................   $7,828,859   $ 7,180,994   $ 4,164,676   $6,868,030   $4,511,934    $1,802,291
                                              ==========   ===========   ===========   ==========   ==========    ==========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED MARCH 31, 2000

                                                 INTERNATIONAL BALANCED SUBACCOUNT             MID CAP GROWTH SUBACCOUNT
                                                ------------------------------------   -------------------------------------------
                                                  2000         1999         1998          2000           1999            1998
                                                ----------  -----------  ------------  ------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)................   $     859   $   15,944   $    11,414   $   (25,962)  $  1,338,175    $    125,061
 Net realized gain (loss)....................      (1,703)       1,061         1,050       874,318        420,826          26,192
 Net unrealized appreciation (depreciation)
  during the period..........................      (5,870)      (8,559)       12,294      (649,885)     4,283,452         193,946
                                                ---------   ----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations...................      (6,714)       8,446        24,758       198,471      6,042,453         345,199
From policyholder transactions:
 Net premiums from policyholders.............      19,174      115,573       150,466     5,214,988      7,041,199         772,359
 Net benefits to policyholders...............     (54,015)    (133,983)      (50,204)   (2,221,205)      (947,660)       (211,806)
 Net increase in policy loans................          --           --            --            --             --              --
                                                ---------   ----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions....     (34,841)     (18,410)      100,262     2,993,783      6,093,539         560,553
                                                ---------   ----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets........     (41,555)      (9,964)      125,020     3,192,254     12,135,992         905,752
Net assets at beginning of period............   $ 200,368      210,332        85,312   $13,609,574      1,473,582         567,830
                                                ---------   ----------   -----------   -----------   ------------    ------------
Net assets at end of period..................   $ 158,813   $  200,368   $   210,332   $16,801,828   $ 13,609,574    $  1,473,582
                                                =========   ==========   ===========   ===========   ============    ============

                                                   LARGE CAP VALUE SUBACCOUNT                  MONEY MARKET SUBACCOUNT
                                             --------------------------------------   -------------------------------------------
                                                2000          1999          1998         2000           1999             1998
                                             ------------  ------------  -----------  ------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income.....................  $    39,921   $   474,149   $  169,876   $   269,379   $   1,143,104    $  2,139,937
 Net realized gain (loss)..................      (90,136)      123,242       68,953            --              --              --
 Net unrealized appreciation (depreciation)
  during the period........................     (245,175)     (499,454)      64,132            --              --              --
                                             -----------   -----------   ----------   -----------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations.................     (295,390)       97,937      302,961       269,379       1,143,104       2,139,937
From policyholder transactions:
 Net premiums from policyholders...........    2,389,260     5,449,922    2,321,440     2,404,134      16,733,655      55,692,824
 Net benefits to policyholders.............   (1,003,407)   (1,059,147)    (528,449)   (2,177,192)    (46,642,184)    (22,850,788)
 Net increase in policy loans..............           --            --           --        24,864              --        (198,682)
                                             -----------   -----------   ----------   -----------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions..    1,385,853     4,390,775    1,792,991       251,806     (29,908,529)     32,643,354
                                             -----------   -----------   ----------   -----------   -------------    ------------
Net increase (decrease) in net assets......    1,090,463     4,488,712    2,095,952       521,185     (28,765,425)     34,783,291
Net assets at beginning of period..........  $ 8,262,787     3,774,075    1,678,123   $20,503,106      49,268,531      14,485,240
                                             -----------   -----------   ----------   -----------   -------------    ------------
Net assets at end of period................  $ 9,353,250   $ 8,262,787   $3,774,075   $21,024,290   $  20,503,106    $ 49,268,531
                                             ===========   ===========   ==========   ===========   =============    ============

 See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED MARCH 31, 2000

                                                   MID CAP VALUE SUBACCOUNT              SMALL/MID CAP GROWTH SUBACCOUNT
                                            --------------------------------------   -----------------------------------------
                                               2000         1999          1998          2000          1999           1998
                                            -----------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............   $   (6,927)  $     2,457   $    19,063   $    (7,903)  $   810,295    $    66,339
 Net realized gain (loss)................      (41,101)     (547,518)       74,634      (138,462)       16,952         33,249
 Net unrealized appreciation
  (depreciation) during the period.......      422,026       657,486      (944,401)      485,947      (590,295)       126,465
                                            ----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations...............      373,998       112,425      (850,704)      339,582       236,952        226,053
From policyholder transactions:
 Net premiums from policyholders.........      299,060     2,086,192     5,639,732       353,544     1,533,102      1,812,713
 Net benefits to policyholders...........     (452,541)   (3,546,814)     (775,357)     (774,040)   (1,200,248)    (1,214,489)
 Net increase in policy loans............           --            --            --            --            --             --
                                            ----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     (153,481)   (1,460,622)    4,864,375      (420,497)      332,854        598,224
                                            ----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets....      220,517    (1,348,197)    4,013,671       (80,914)      569,806        824,277
Net assets at beginning of period........    4,701,632     6,049,829     2,036,158     5,486,044     4,916,238      4,091,961
                                            ----------   -----------   -----------   -----------   -----------    -----------
Net assets at end of period..............   $4,922,149   $ 4,701,632   $ 6,049,829   $ 5,405,130   $ 5,486,044    $ 4,916,238
                                            ==========   ===========   ===========   ===========   ===========    ===========

                                                 REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                            ---------------------------------------- ---------------------------------------------
                                               2000          1999          1998          2000            1999            1998
                                            ------------  ------------  ------------ --------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income...................   $    77,984   $   255,391   $   327,346  $     880,121   $ 35,556,691    $ 26,835,871
 Net realized gain (loss)................       (56,481)     (168,994)      158,205      1,425,819      5,502,422       3,223,935
 Net unrealized appreciation
  (depreciation) during the period.......        95,421      (220,380)   (1,546,717)     3,226,658      2,405,417      32,918,552
                                            -----------   -----------   -----------  -------------   ------------    ------------
Net increase (decrease) in net assets....                                                5,532,598     43,464,530      62,978,358
 resulting from operations...............       116,924      (133,983)   (1,061,166)
From policyholder transactions:
 Net premiums from policyholders.........       179,951       968,627     3,382,263      9,232,088     34,593,082      35,108,834
 Net benefits to policyholders...........      (299,820)   (2,335,552)   (1,663,696)   (10,377,163)   (34,650,911)    (29,649,984)
 Net increase in policy loans............         7,003            --        (1,103)        99,049             --       3,672,137
                                            -----------   -----------   -----------  -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions      (112,866)   (1,366,925)    1,717,464     (1,046,026)       (57,829)      9,130,987
                                            -----------   -----------   -----------  -------------   ------------    ------------
Net increase (decrease) in net assets....         4,058    (1,500,908)      656,298      4,486,572     43,406,701      72,109,345
Net assets at beginning of period........     4,030,100     5,531,008     4,874,710    340,500,097    297,093,396     224,984,051
                                            -----------   -----------   -----------  -------------   ------------    ------------
Net assets at end of period..............   $ 4,034,158   $ 4,030,100   $ 5,531,008  $ 344,986,669   $340,500,097    $297,093,396
                                            ===========   ===========   ===========  =============   ============    ============

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                        Managed Subaccount                      Short-term Bond Subaccount
                                            ------------------------------------------   -----------------------------------------
                                                2000           1999           1998           2000          1999           1998
                                            ------------   ------------   ------------   ------------   ----------   -------------
Increase (decrease) in net assets from
   operations:
   Net investment income...................   $    889,906   $ 10,302,317   $  9,624,999   $      3,482   $   14,042    $   24,670
   Net realized gain (loss)................        313,202        996,546        791,245         (1,072)      (8,638)          265
   Net unrealized appreciation
     (depreciation) during the period......        638,748     (2,108,530)     6,629,458            117       (2,442)       (4,247)
                                              ------------   ------------   ------------   ------------   ----------    ----------
Net increase in net assets resulting from                                                       2,527        2,962          20,688
   operations..............................      1,841,856      9,190,333     17,045,702
From policyholder transactions:
   Net premiums from policyholders.........      2,717,887     13,430,282     13,116,210         30,879      109,732       420,697
   Net benefits to policyholders...........     (4,995,864)   (14,305,859)   (14,539,301)       (31,087)    (370,270)      (71,999)
   Net increase in policy loans............         18,779             --      1,134,137             --           --            --
                                              ------------   ------------   ------------   ------------   ----------    ----------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions............................     (2,259,198)      (875,577)      (288,954)          (208)    (260,538)      348,698
                                              ------------   ------------   ------------   ------------   ----------    ----------
Net increase (decrease) in net assets......       (417,342)     8,314,756     16,756,748          2,319     (257,576)      369,386
Net assets at beginning of period..........    119,129,419    110,814,663     94,057,915        238,913      496,489       127,103
                                              ------------   ------------   ------------   ------------   ----------    ----------
Net assets at end of period................   $  8,712,077   $119,129,419   $110,814,663   $    241,232   $  238,913    $  496,489
                                              ============   ============   ============   ============   ==========    ==========
                                                    Small Cap Value Subaccount              International Opportunities Subaccount
                                            -------------------------------------------     --------------------------------------
                                               2000             1999            1998          2000         1999           1998
                                            ----------       ----------      ----------     ---------   -----------    -----------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss)............   $     10,786   $     61,905   $        822   $    (11,099)  $  223,214    $   11,862
   Net realized gain (loss)................        (54,620)       (33,134)        29,257         22,577      155,412        33,474
   Net unrealized appreciation
     (depreciation) during the period......         31,818       (148,401)      (105,331)       149,567      387,412       272,314
                                              ------------   ------------   ------------   ------------   ----------    ----------
Net increase (decrease) in net assets
   resulting from operations...............        (12,016)      (119,630)       (75,252)       161,045      766,038       317,650
From policyholder transactions:
   Net premiums from policyholders.........        109,194      1,483,922      1,644,666      4,426,626    2,354,681     3,814,201
   Net benefits to policyholders...........       (207,837)      (447,402)      (270,585)       (83,453)  (3,673,500)     (339,134)
   Net increase in policy loans............             --             --             --             --           --            --
                                              ------------   ------------   ------------   ------------   ----------    ----------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions............................        (98,643)     1,036,520      1,374,081      4,343,173   (1,318,819)    3,475,067
                                              ------------   ------------   ------------   ------------   ----------    ----------
Net increase (decrease) in net assets......       (110,659)       916,890      1,298,829      4,504,218     (552,781)    3,792,717
Net assets at beginning of period..........      3,467,392      2,550,502      1,251,673      3,628,943    4,181,724       389,007
                                              ------------   ------------   ------------   ------------   ----------    ----------
Net assets at end of period................   $  3,356,733   $  3,467,392   $  2,550,502   $  8,133,161   $3,628,943    $4,181,724
                                              ============   ============   ============   ============   ==========    ==========



See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000

                                                      Equity Index Subaccount                      Global Bond Subaccount
                                              ------------------------------------------   ---------------------------------------
                                                 2000            1999          1998           2000           1999           1998
                                              ------------   ------------   ------------   ------------  -----------    ----------
Increase (decrease) in net assets from
   operations:
   Net investment income...................   $     24,838   $    529,375   $    158,126   $      1,982   $   33,778    $   17,649
   Net realized gain (loss)................        110,558        271,978        443,879         (8,414)        (151)        3,991
   Net unrealized appreciation
     (depreciation) during the period......        240,624      1,282,937        585,673         20,874      (52,953)        4,308
                                               -----------   ------------   ------------   ------------   ----------    ----------
Net increase (decrease) in net assets
   resulting from operations...............        376,020      2,084,290      1,187,678         14,442      (19,326)       25,948
From policyholder transactions:
   Net premiums from policyholders.........      3,636,358      6,697,385      4,822,053         32,150      696,619       381,025
   Net benefits to policyholders...........     (1,089,522)    (1,623,429)      (885,493)       (73,176)    (317,999)      (83,865)
   Net increase in policy loans............            --              --             --             --           --            --
                                               -----------   ------------   ------------   ------------   ----------    ----------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions............................      2,546,836      5,073,956      3,936,560        (41,026)     378,620       297,159
                                               -----------   ------------   ------------   ------------   ----------    ----------
Net increase (decrease) in net
   assets..................................      2,922,856      7,158,246      5,124,238        (26,584)     359,294       323,107
Net assets at beginning of period..........    $14,406,079      7,247,833      2,123,595   $    829,718      470,424       147,317
                                               -----------   ------------   ------------   ------------   ----------    ----------
Net assets at end of period................    $ 7,328,935   $ 14,406,079   $  7,247,833   $    803,134   $  829,718    $  470,424
                                               ===========   ============   ============   ============   ==========    ==========
                                                    Turner Core Growth Subaccount            Brandes International Equity Subaccount
                                               ---------------------------------------      ----------------------------------------
                                                   2000          1999           1998             2000           1999        1998
                                               ----------     ----------    ----------      -------------     --------    ----------
   ........................................
Increase (decrease) in net assets from
   operations:
   Net investment income (loss)............    $      (468)  $     18,189   $      1,666           (862)  $   14,188    $   13,286
   Net realized gain.......................          6,241         26,736          2,780          1,188       11,526           600
   Net unrealized appreciation
  (depreciation) during the period.........         25,712         23,628         22,686        (14,134)     122,734         8,581
                                               ----------    ------------   ------------   ------------   ----------    ----------
Net increase (decrease) in net assets
   resulting from operations...............         31,485         68,553         27,132        (13,808)     148,448        22,467
From policyholder transactions:
   Net premiums from policyholders.........         69,137        109,802         39,070        188,196      152,629       141,892
   Net benefits to policyholders...........        (13,735)       (45,555)        (9,835)         9,146      (31,332)      (34,941)
   Net increase in policy loans............             --             --             --             --           --            --
                                               -----------   ------------   ------------   ------------   ----------    ----------
Net increase in net assets resulting
   from policyholder transactions..........         55,402         64,247         29,235        197,342      121,297       106,951
                                               -----------   ------------   ------------   ------------   ----------    ----------
Net increase in net assets.................         86,887        132,800         56,367        183,534      269,745       129,418
Net assets at beginning of period..........    $   257,807        125,007         68,640   $    525,502      255,757       126,339
                                               -----------   ------------   ------------   ------------   ----------    ----------
Net assets at end of period................    $   344,694   $    257,807   $    125,007   $    709,036   $  525,502    $  255,757
                                               ===========   ============   ============   ============   ==========    ==========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                       YEARS AND PERIODS ENDED MARCH 31


                                                                      FRONTIER CAPITAL APPRECIATION        EMERGING MARKETS EQUITY
                                                                               SUBACCOUNT                        SUBACCOUNT
                                                                   -----------------------------------     ------------------------
                                                                     2000        1999          1998           2000          1999
                                                                   --------   -----------   ----------     ----------     ---------
Increase (decrease) in net assets from operations:
  Net investment income (loss)...................................  $   (817)  $     8,771   $     (614)    $   (1,069)    $ 15,170
  Net realized gain (loss).......................................     1,328       (59,550)      23,061         21,863        1,838
  Net unrealized appreciation (depreciation) during the
   period........................................................    89,905        89,369         (840)         6,439       92,713
                                                                   --------   -----------   ----------     ----------     --------
Net increase in net assets resulting from operations.............    90,416        38,590       21,607         27,233      109,721
From policyholder transactions:
  Net premiums from policyholders................................   108,533       103,675    2,465,299        629,596      336,277
  Net benefits to policyholders..................................      (475)   (2,221,410)    (227,386)       (91,967)      (8,915)
  Net increase in policy loans...................................        --            --           --             --           --
                                                                   --------   -----------   ----------     ----------     --------
Net increase (decrease) in net assets resulting from policyholder
  transactions...................................................   108,058    (2,117,735)   2,237,913        537,629      327,362
                                                                   --------   -----------   ----------     ----------     --------
Net increase (decrease) in net assets............................   198,474    (2,079,145)   2,259,520        564,862      437,083
Net assets at beginning of period................................  $453,983   $ 2,533,128   $  273,608     $  437,812     $    729
                                                                   --------   -----------   ----------     ----------     --------
Net assets at end of period......................................  $652,457   $   453,983   $2,533,128     $1,002,674     $437,812
                                                                   ========   ===========   ==========     ==========     ========


                                                                                                                 SMALL/MID CAP
                                                                      GLOBAL EQUITY          BOND INDEX              CORE
                                                                        SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                   -------------------   ------------------   --------------------
                                                                     2000       1999      2000       1999       2000        1999
                                                                   --------   --------   -------   --------   --------    --------
Increase (decrease) in net assets from operations:
  Net investment income (loss)...................................  $   (254)  $    438   $ 1,232   $  2,701   $   (140)   $  6,364
  Net realized gain (loss).......................................       801        196       (97)    (1,613)       134       1,093
  Net unrealized appreciation (depreciation) during the
   period........................................................     6,451     20,203       636     (1,753)     1,709       4,719
                                                                   --------   --------   -------   --------   --------    --------
Net increase (decrease) in net assets resulting from
  operations.....................................................     6,998     20,837     1,771       (665)     1,703      12,176
From policyholder transactions:
  Net premiums from policyholders................................   121,807    125,955     2,848     80,921     73,094      44,493
  Net benefits to policyholders..................................   (53,893)   (15,572)   (3,307)   (20,596)      (311)    (12,003)
  Net increase in policy loans...................................        --         --        --         --         --          --
                                                                   --------   --------   -------   --------   --------    --------
Net increase (decrease) in net assets resulting from policyholder
  transactions...................................................    67,914    110,383      (461)    60,325     72,783      32,490
                                                                   --------   --------   -------   --------   --------    --------
Net increase in net assets.......................................    74,912    131,220     1,310     59,660     74,486      44,666
Net assets at beginning of period................................  $147,715   $ 16,495   $74,209   $ 14,549   $ 77,365    $ 32,699
                                                                   --------   --------   -------   --------   --------    --------
Net assets at end of period......................................  $222,627   $147,715   $75,519   $ 74,209   $151,851    $ 77,365
                                                                   ========   ========   =======   ========   ========    ========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                       YEARS AND PERIODS ENDED MARCH 31


                                                                             HIGH YIELD             ENHANCED
                                                                                BOND              U.S. EQUITY
                                                                             SUBACCOUNT            SUBACCOUNT
                                                                         ------------------     ------------------
                                                                           2000      1999        2000       1999
                                                                         --------   -------     -------   --------
Increase (decrease) in net assets from operations:
 Net investment income (loss).........................................   $  1,920   $ 2,791     $   (29)   $ 1,374
 Net realized gain (loss).............................................       (278)     (396)        276         11
 Net unrealized appreciation (depreciation) during the period.........     (4,859)   (1,172)        101      1,285
                                                                         --------   -------     -------    -------
Net increase (decrease) in net assets resulting from operations.......     (3,217)    1,223         348      2,670
From policyholder transactions:
 Net premiums from policyholders......................................     80,978    69,375      10,189     15,505
 Net benefits to policyholders........................................    (55,118)       --      (8,040)        --
 Net increase in policy loans.........................................         --        --          --         --
                                                                         --------   -------     -------    -------
Net increase in net assets resulting from policyholder transactions...     25,860    69,375       2,149     15,505
                                                                         --------   -------     -------    -------
Net increase in net assets............................................     22,643    70,598       2,497     18,175
Net assets at beginning of period.....................................   $ 76,051   $ 5,453     $18,175    $    --
                                                                         --------   -------     -------    -------
Net assets at end of period...........................................   $ 98,694   $76,051     $20,672    $18,175
                                                                         ========   =======     =======    =======

_________

From May 1, 1998 (commencement of operations).

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                MARCH 31, 1999

1.  ORGANIZATION

    John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the
Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

    The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

    The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

    Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

    The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  Expenses

    JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

    JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

  Policy Loans

    Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3.  TRANSACTIONS WITH AFFILIATES

    JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

    Certain officers of the Account are officers and directors of JHMLICO or the Fund.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4.  DETAILS OF INVESTMENTS

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:



       PORTFOLIO          SHARES OWNED      COST          VALUE
       ---------          ------------  ------------  --------------
Large Cap Growth  . . .     1,633,552   $ 37,288,256   $ 50,781,408
Sovereign Bond  . . . .     7,902,734     77,657,389     83,119,650
International Equity
 Index  . . . . . . . .       379,277      6,309,196      7,828,858
Small Cap Growth  . . .       311,882      4,799,905      6,868,030
International Balanced         16,337        163,971        158,814
Mid Cap Growth  . . . .       559,598     12,906,023     16,801,827
Large Cap Value . . . .       715,920      9,930,771      9,353,251
Money Market  . . . . .     1,883,826     18,838,259     21,024,291
Mid Cap Value . . . . .       355,336      4,627,498      4,922,149
Small/Mid Cap Growth  .       359,627      5,472,409      5,405,130
Real Estate Equity  . .       324,077      4,583,675      4,034,158
Growth & Income . . . .    15,352,576    242,582,888    344,986,670
Managed . . . . . . . .     6,759,393     95,017,092    118,712,077
Short-Term Bond . . . .        24,785        246,700        241,232
Small Cap Value . . . .       308,973      3,584,770      3,356,732
International
 Opportunities  . . . .       536,545      7,328,983      8,133,161
Equity Index  . . . . .       830,294     15,051,579     17,328,934
Global Bond . . . . . .        80,235        826,656        803,134
Turner Core Growth  . .        13,608        265,402        344,693
Brandes International
 Equity . . . . . . . .        47,270        594,396        709,036
Frontier Capital
 Appreciation . . . . .        25,799        440,247        652,456
Emerging Markets
 Equity . . . . . . . .        76,281        903,587      1,002,674
Global Equity . . . . .        17,655        196,278        222,627
Bond Index  . . . . . .         8,003         76,376         75,519
Small/Mid Cap CORE  . .        14,377        143,537        151,851
High Yield Bond . . . .        11,514        104,070         98,694
Enhanced U.S. Equity  .           982          9,099         20,672

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

    Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 2000, were as follows:



                             PORTFOLIO             PURCHASES      SALES
                             ---------             ----------  -----------
          Large Cap Growth . . . . . . . . . . .   $3,853,906   $  737,730
          Sovereign Bond . . . . . . . . . . . .    4,093,503    2,636,307
          International Equity Index . . . . . .      730,780      174,525
          Small Cap Growth . . . . . . . . . . .    1,707,603        5,446
          International Balanced . . . . . . . .       16,417       50,789
          Mid Cap Growth . . . . . . . . . . . .    4,611,653    1,643,566
          Large Cap Value  . . . . . . . . . . .    2,325,879      918,257
          Money Market . . . . . . . . . . . . .    1,904,934    1,417,847
          Mid Cap Value  . . . . . . . . . . . .      209,163      369,492
          Small/Mid Cap Growth . . . . . . . . .      212,104      640,417
          Real Estate Equity . . . . . . . . . .      125,568      205,190
          Growth & Income  . . . . . . . . . . .    3,934,928    4,518,333
          Managed  . . . . . . . . . . . . . . .    1,305,732    2,993,499
          Short-Term Bond  . . . . . . . . . . .       25,840       23,816
          Small Cap Value  . . . . . . . . . . .       86,690      178,525
          International Opportunities  . . . . .    4,436,279      104,072
          Equity Index . . . . . . . . . . . . .    3,270,015      713,472
          Global Bond  . . . . . . . . . . . . .       57,637       99,662
          Turner Core Growth . . . . . . . . . .       68,401       13,462
          Brandes International Equity . . . . .      200,576        4,084
          Frontier Capital Appreciation  . . . .      110,984        3,733
          Emerging Markets Equity  . . . . . . .      603,977       67,401
          Global Equity  . . . . . . . . . . . .       71,989        4,326
          Bond Index . . . . . . . . . . . . . .        3,617        3,255
          Small/Mid Cap CORE . . . . . . . . . .       73,551          905
          High Yield Bond  . . . . . . . . . . .       30,846        3,740
          Enhanced U.S. Equity . . . . . . . . .           --        8,067

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

5. NET ASSETS

    Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at March 31, 2000 were as follows:


                                      VLI CLASS #1                MVL CLASS #3               FLEX CLASS #4
                               --------------------------  --------------------------  ---------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  -------------
Large Cap Growth                    --            --          34,583        $85.40        329,328        $85.40
Sovereign Bond                      --            --          14,534         24.06      1,306,891         24.06
International Equity Index          --            --          14,424         27.50        149,444         27.50
Small Cap Growth                    --            --          49,177         24.96        194,052         24.96
International Balanced              --            --           5,799         12.89          3,533         12.89
Mid Cap Growth                      --            --         104,808         36.51        301,510         36.51
Large Cap Value                     --            --          52,445         15.69        488,310         15.69
Money Market                        --            --          61,717         18.33        535,463         18.33
Mid Cap Value                       --            --          47,386         15.22        229,580         15.22
Small/Mid Cap Growth                --            --          23,537         21.17        218,694         21.17
Real Estate Equity                  --            --           8,416         22.83        106,638         22.83
Growth & Income                     --            --         109,065         69.25      1,908,532         69.25
Managed                             --            --          44,971         40.30      1,175,913         40.30
Short-Term Bond                     --            --           2,093         13.12         13,560         13.12
Small Cap Value                     --            --          30,955         12.28        214,842         12.28
International Opportunities         --            --          16,490         16.50        452,700         16.50
Equity Index                        --            --         183,383         23.56        459,297         23.56
Global Bond                         --            --          14,099         12.38         39,977         12.38
Turner Core Growth                  --            --           2,814         29.04          9,049         29.04
Brandes International Equity        --            --           8,079         16.55         23,235         16.55
Frontier Capital Appreciation       --            --           1,176         25.24         19,395         25.24
Emerging Markets Equity             --            --           8,868         13.69         54,726         13.69
Global Equity                       --            --           7,055         12.69          2,350         12.69
Bond Index                          --            --           4,203         10.59          2,681         10.59
Small/Mid Cap CORE                  --            --           1,763         11.57            383         11.57
High Yield Bond                     --            --           6,458          9.76            580          9.76
Enhanced U.S. Equity                --            --           1,557         13.28             --         13.28

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                    FLEX II CLASS #5              VEP CLASS #7                VEP CLASS #8
                               --------------------------  --------------------------  ---------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  -------------
Large Cap Growth                  19,489        $85.40        12,989       $  36.64       13,461        $  36.75
Sovereign Bond                     8,610         24.06         6,766          14.01        5,802           14.05
International Equity Index         8,227         27.50        12,120          17.49        6,404           17.55
Small Cap Growth                  24,735         24.96         5,579          24.93        1,643           24.98
International Balanced             2,859         12.89           132          12.87            0           12.90
Mid Cap Growth                    30,222         36.51        11,755          36.47       11,939           36.54
Large Cap Value                   35,338         15.69        10,347          15.68        9,512           15.71
Money Market                       7,906         18.33         7,536        13.2464        7,414           13.29
Mid Cap Value                     22,518         15.22        23,069          15.21          754           15.24
Small/Mid Cap Growth               6,004         21.17         2,703          21.14        4,334           21.20
Real Estate Equity                 6,206         22.83           487          14.85           --           14.89
Growth & Income                       --            --        65,422          31.41       23,206           31.51
Managed                           24,560         40.30        12,863          21.22        9,853           21.29
Short-Term Bond                    1,719         13.12           892          13.10           --           13.14
Small Cap Value                   18,920         12.28         7,017          12.27        1,581           12.29
International Opportunities        9,975         16.50         8,101          16.48        5,782           16.51
Equity Index                      57,154         23.56        24,275          23.54       11,362           23.58
Global Bond                        6,387         12.38         4,387          12.37           --           12.39
Turner Core Growth                    --         29.04            --          31.21           --           31.28
Brandes International Equity         563         16.55           751          16.32       10,360           16.35
Frontier Capital Appreciation        294         25.24           234          27.20        4,361           27.26
Emerging Markets Equity            3,883         13.69         5,834          13.69           --           13.70
Global Equity                        155         12.69         3,334          12.68           --         12.6927
Bond Index                           162         10.59            83          10.59           --         10.5957
Small/Mid Cap CORE                    79         11.57        10,910          11.56           --           11.57
High Yield Bond                    1,371          9.76         1,702           9.76           --          9.7676
Enhanced U.S. Equity                  --         13.28            --          17.51           --           17.54

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                      VEP CLASS #9
                               --------------------------
                               ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES      SHARE VALUES
---------                      ------------  --------------
Large Cap Growth                  1,570         $  36.87
Sovereign Bond                       --            14.10
International Equity Index           --            17.60
Small Cap Growth                     --            25.03
International Balanced               --            12.93
Mid Cap Growth                       --            36.61
Large Cap Value                      --            15.74
Money Market                         --            13.33
Mid Cap Value                        --            15.27
Small/Mid Cap Growth                 --            21.26
Real Estate Equity                   --          14.9418
Growth & Income                   2,475            31.60
Managed                              --          21.3523
Short-Term Bond                      --            13.18
Small Cap Value                      --            12.32
International Opportunities          --            16.54
Equity Index                         --            23.63
Global Bond                          --            12.41
Turner Core Growth                   --            31.33
Brandes International Equity         --            16.39
Frontier Capital Appreciation        --            27.31
Emerging Markets Equity              --           13.711
Global Equity                     4,649            12.70
Bond Index                           --               11
Small/Mid Cap CORE                   --            11.58
High Yield Bond                      --             9.78
Enhanced U.S. Equity                 --          17.5629

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



To the Policyholders of
John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

    We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High-Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1999, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                                LARGE CAP    SOVEREIGN   INTERNATIONAL  SMALL CAP     INTERNATIONAL
                                                                 GROWTH        BOND      EQUITY INDEX     GROWTH        BALANCED
                                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                               ----------   -----------  -------------  ----------    -------------
ASSETS
Cash........................................................   $     4,878  $     8,824   $       777   $      493     $       23
Investments in shares of portfolios of John
  Hancock Variable Series Trust I, at value.................    41,460,815   70,640,632     6,854,257    4,511,934        200,368
Investments in shares of portfolios of M   Fund Inc.,
  at value..................................................            --           --            --           --             --
Policy loans and accrued interest receivable................     2,567,621   10,248,950       326,736           --             --
Receivable from:
  John Hancock Variable Series Trust I......................        12,029       21,016         3,262        2,588              3
  M Fund Inc................................................            --           --            --           --             --
                                                               -----------  -----------   -----------   ----------     ----------
Total assets................................................    44,045,343   80,919,422     7,185,032    4,515,015        200,394
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company.......        11,330       19,753         3,148        2,515             --
Asset charges payable.......................................         5,576       10,087           890          566             26
                                                               -----------  -----------   -----------   ----------     ----------
Total liabilities...........................................        16,906       29,840         4,038        3,081             26
                                                               -----------  -----------   -----------   ----------     ----------
Net assets..................................................   $44,028,437  $80,889,582   $ 7,180,994   $4,511,934     $  200,368
                                                               ===========  ===========   ===========   ==========     ==========


                                                                 MID CAP     LARGE CAP      MONEY        MID CAP      SMALL/MID CAP
                                                                 GROWTH       VALUE         MARKET        VALUE          GROWTH
                                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                               ----------   ----------    ----------    ----------    -------------
ASSETS
Cash........................................................   $     1,515  $       941   $        11   $      532     $      612
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value.........................    13,609,575    8,262,786    18,351,172    4,701,632      5,486,044
Investments in shares of portfolios of M Fund Inc.,
  at value..................................................            --           --            --           --             --
Policy loans and accrued interest receivable................            --           --     2,153,219           --             --
Receivable from:
  John Hancock Variable Series Trust I......................         5,644        1,207         7,868        2,755          2,116
  M Fund Inc................................................            --           --            --           --             --
                                                               -----------  -----------   -----------   ----------     ----------
Total assets................................................    13,616,734    8,264,934    20,512,270    4,704,919      5,488,772
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company.......         5,423        1,072         7,543        2,678          2,026
Asset charges payable.......................................         1,737        1,075         1,621          609            702
                                                               -----------  -----------   -----------   ----------     ----------
Total liabilities...........................................         7,160        2,147         9,164        3,287          2,728
                                                               -----------  -----------   -----------   ----------     ----------
Net assets..................................................   $13,609,574  $ 8,262,787   $20,503,106   $4,701,632     $5,486,044
                                                               ===========  ===========   ===========   ==========     ==========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                               DECEMBER 31, 1999


                                                               REAL ESTATE    GROWTH &                   SHORT-TERM   SMALL CAP
                                                                 EQUITY        INCOME       MANAGED         BOND         VALUE
                                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                               ----------    ----------    ----------    ----------   ----------
ASSETS
Cash........................................................   $      444   $     36,737  $     12,274    $     27    $      387
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value.........................    3,800,017    307,871,384   106,178,553     238,913     3,467,391
Investments in shares of portfolios of M Fund Inc.,
  at value..................................................           --             --            --          --            --
Policy loans and accrued interest receivable................      230,080     32,628,714    12,951,552          --            --
Receivable from:
  John Hancock Variable Series Trust I......................        1,091         56,249        48,999          64           103
  M Fund Inc................................................           --             --            --          --            --
                                                               ----------   ------------  ------------    --------    ----------
Total assets................................................    4,031,632    340,593,084   119,191,378     239,004     3,467,881
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company.......        1,027         50,987        47,141          60            46
Asset charges payable.......................................          505         42,000        14,818          31           443
                                                               ----------   ------------  ------------    --------    ----------
Total liabilities...........................................        1,532         92,987        61,959          91           489
                                                               ----------   ------------  ------------    --------    ----------
Net assets..................................................   $4,030,100   $340,500,097  $119,129,419    $238,913    $3,467,392
                                                               ==========   ============  ============    ========    ==========


                                                                                                                         BRANDES
                                                              INTERNATIONAL    EQUITY       GLOBAL         TURNER     INTERNATIONAL
                                                              OPPORTUNITIES    INDEX        BOND        CORE GROWTH     EQUITY
                                                               SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                              -------------  ----------   ----------    -----------   -------------
ASSETS
Cash........................................................   $      406    $     1,634     $     87     $     29       $     59
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value.........................    3,628,943     14,406,079      829,719           --             --
Investments in shares of portfolios of M Fund Inc.,
  at value..................................................           --             --           --      257,807        525,501
Policy loans and accrued interest receivable................           --             --           --           --             --
Receivable from:
  John Hancock Variable Series Trust I......................        1,276          7,201           28           --             --
  M Fund Inc................................................           --             --           --            4              9
                                                               ----------    -----------     --------     --------       --------
Total assets................................................    3,630,625     14,414,914      829,834      257,840        525,569
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company.......        1,217          6,965           15           --             --
Asset charges payable.......................................          465          1,870          101           33             67
                                                               ----------    -----------     --------     --------       --------
Total liabilities...........................................        1,682          8,835          116           33             67
                                                               ----------    -----------     --------     --------       --------
Net assets..................................................   $3,628,943    $14,406,079     $829,718     $257,807       $525,502
                                                               ==========    ===========     ========     ========       ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                               DECEMBER 31, 1999

                                                                  FRONTIER CAPITAL     EMERGING
                                                                    APPRECIATION    MARKETS  EQUITY  GLOBAL EQUITY   BOND INDEX
                                                                     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                  ----------------  ---------------  -------------  ------------
ASSETS
Cash..............................................................    $     50         $     48        $     16       $     8
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value.........................................          --          437,812         147,715        74,210
Investments in shares of portfolios of M  Fund Inc., at value.....     453,983               --              --            --
Policy loans and accrued interest receivable......................          --               --              --            --
Receivable from:..................................................
 John Hancock Variable Series Trust I.............................          --            1,808               2             1
 M Fund Inc.......................................................           7               --              --            --
                                                                      --------         --------        --------       -------
Total assets......................................................     454,040          439,668         147,733        74,219
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company.............          --            1,801              --            --
Asset charges payable.............................................          57               55              18            10
                                                                      --------         --------        --------       -------
Total liabilities.................................................          57            1,856              18            10
                                                                      --------         --------        --------       -------
Net assets........................................................    $453,983         $437,812        $147,715       $74,209
                                                                      ========         ========        ========       =======

                                                                                    SMALL/MID CAP    HIGH YIELD     ENHANCED U.S.
                                                                                        CORE            BOND           EQUITY
                                                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                                                    -------------    ----------    ---------------
ASSETS
Cash...............................................................................    $     9        $     9          $     2
Investments in shares of portfolios of John Hancock Variable Series
 Trust I, at value.................................................................     77,365         76,051               --
Investments in shares of portfolios of M Fund Inc., at value.......................         --             --           18,175
Policy loans and accrued interest receivable.......................................         --             --               --
Receivable from:...................................................................
 John Hancock Variable Series Trust I..............................................          1              1               --
 M Fund Inc........................................................................         --             --               --
                                                                                       -------        -------          -------
Total assets.......................................................................     77,375         76,061           18,177
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company..............................         --             --               --
Asset charges payable..............................................................         10             10                2
                                                                                       -------        -------          -------
Total liabilities..................................................................         10             10                2
                                                                                       -------        -------          -------
Net assets.........................................................................    $77,365        $76,051          $18,175
                                                                                       =======        =======          =======

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                            LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                                                         ----------------------------------  --------------------------------------
                                                            1999        1998        1997        1999          1998          1997
                                                         ----------  ----------  ----------  ------------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................    $6,381,711  $2,836,032  $1,686,429  $ 5,184,234   $5,266,576    $4,454,173
 M Fund Inc..........................................            --          --          --           --           --            --
Interest income on policy loans......................       161,454     128,186     103,747      750,673      727,807       696,074
                                                         ----------  ----------  ----------  -----------   ----------    ----------
Total investment income..............................     6,543,165   2,964,218   1,790,176    5,934,907    5,994,383     5,150,247
Expenses:
 Mortality and expense risks.........................       213,770     143,859      99,710      452,925      415,570       370,612
                                                         ----------  ----------  ----------  -----------   ----------    ----------
Net investment income................................     6,329,395   2,820,359   1,690,466    5,481,982    5,578,813     4,779,635
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)............................     1,146,308     433,509     292,430     (388,883)    (142,628)     (230,607)
 Net unrealized appreciation (depreciation) during
  the period.........................................       320,087   4,558,660   2,142,494   (5,439,148)    (102,600)    1,277,686
                                                         ----------  ----------  ----------  -----------   ----------    ----------
Net realized and unrealized gain (loss) on
 investments.........................................     1,466,395   4,992,169   2,434,924   (5,828,031)    (245,228)    1,047,079
                                                         ----------  ----------  ----------  -----------   ----------    ----------
Net increase (decrease) in net assets resulting from
 operations..........................................    $7,795,790  $7,812,528  $4,125,390  $  (346,049)  $5,333,585    $5,826,714
                                                         ==========  ==========  ==========  ===========   ==========    ==========

                                                       INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP GROWTH SUBACCOUNT
                                                       --------------------------------------  ---------------------------------
                                                           1999         1998        1997          1999       1998       1997
                                                       ------------  ----------  ------------  ----------  ---------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................   $  212,869    $743,339    $ 195,240    $  543,433  $     --    $   436
 M Fund Inc..........................................           --          --           --            --        --         --
Interest income on policy loans......................       20,538      17,802       15,746            --        --         --
                                                        ----------    --------    ---------    ----------  --------    -------
Total investment income..............................      233,407     761,141      210,986       543,433        --        436
Expenses:
 Mortality and expense risks.........................       32,838      26,542       24,261        15,809     8,233      4,231
                                                        ----------    --------    ---------    ----------  --------    -------
Net investment income (loss).........................      200,569     734,599      186,725       527,624    (8,233)    (3,795)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain...................................       62,140      52,891       50,829        48,210    21,741      6,475
 Net unrealized appreciation (depreciation)
 during the period...................................    1,295,768      13,239     (463,778)    1,125,829   204,674     92,108
                                                        ----------    --------    ---------    ----------  --------    -------
Net realized and unrealized gain (loss) on
 investments.........................................    1,357,908      66,130     (412,949)    1,174,039   226,415     98,583
                                                        ----------    --------    ---------    ----------  --------    -------
Net increase (decrease) in net assets resulting from
 operations..........................................   $1,558,477    $800,729    $(226,224)   $1,701,663  $218,182    $94,788
                                                        ==========    ========    =========    ==========  ========    =======

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                            INTERNATIONAL BALANCED SUBACCOUNT       MID CAP GROWTH SUBACCOUNT
                                                            ----------------------------------  ---------------------------------
                                                              1999        1998        1997         1999        1998        1997
                                                            ----------  ---------  -----------  ----------  ----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..................     $ 17,211    $ 12,240   $   3,972    $1,373,009  $  130,303         --
 M Fund Inc............................................           --          --          --            --          --         --
Interest income on policy loans........................           --          --          --            --          --         --
                                                            --------    --------   ---------    ----------  ----------   --------
Total investment income................................       17,211      12,240       3,972     1,373,009     130,303         --
Expenses:
 Mortality and expense risks...........................        1,267         826         392        34,834       5,242      2,164
                                                            --------    --------   ---------    ----------  ----------   --------
Net investment income (loss)...........................       15,944      11,414       3,580     1,338,175     125,061     (2,164)
Net realized and unrealized gain (loss) on investments:
 Net realized gain.....................................        1,061       1,050         429       420,826      26,192      5,866
 Net unrealized appreciation (depreciation)
  during the period....................................       (8,559)     12,294      (4,312)    4,283,452     193,946     66,874
                                                            --------    --------   ---------    ----------  ----------   --------
Net realized and unrealized gain (loss)
 on investments........................................       (7,498)     13,344      (3,883)    4,704,278     220,138     72,740
                                                            --------    --------   ---------    ----------  ----------   --------
Net increase (decrease) in net assets resulting from
 operations............................................     $  8,446    $ 24,758   $    (303)   $6,042,453  $  345,199   $ 70,576
                                                            ========    ========   =========    ==========  ==========   ========

                                                                 LARGE CAP VALUE SUBACCOUNT         MONEY MARKET SUBACCOUNT
                                                                ------------------------------  ---------------------------------
                                                                  1999        1998      1997       1999        1998        1997
                                                                ----------  --------  --------  ----------  ----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....................      $ 511,132   $185,232  $ 57,265  $1,134,371  $2,249,510   $641,356
 M Fund Inc...............................................             --         --        --          --          --         --
Interest income on policy loans...........................             --         --        --     155,491     154,162    148,802
                                                                ---------   --------  --------  ----------  ----------   --------
Total investment income...................................        511,132    185,232    57,265   1,289,862   2,403,672    790,158
Expenses:
 Mortality and expense risks..............................         36,983     15,356     3,303     146,758     263,735     81,437
                                                                ---------   --------  --------  ----------  ----------   --------
Net investment income.....................................        474,149    169,876    53,962   1,143,104   2,139,937    708,721
Net realized and unrealized gain (loss) on investments:
 Net realized gain........................................        123,242     68,953    17,858          --          --         --
 Net unrealized appreciation (depreciation)
  during the period.......................................       (499,454)    64,132    80,036          --          --         --
                                                                ---------   --------  --------  ----------  ----------   --------
Net realized and unrealized gain (loss) on investments....       (376,212)   133,085    97,894          --          --         --
                                                                ---------   --------  --------  ----------  ----------   --------
Net increase in net assets resulting from operations......      $  97,937   $302,961  $151,856  $1,143,104  $2,139,937   $708,721
                                                                =========   ========  ========  ==========  ==========   ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                            MID CAP VALUE SUBACCOUNT          SMALL/MID CAP GROWTH SUBACCOUNT
                                                       ----------------------------------  ---------------------------------------
                                                         1999         1998         1997       1999          1998          1997
                                                       ----------  ------------  --------  ------------  -----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............   $  30,563   $    53,920   $150,951  $   840,786   $    93,281   $   407,765
 M Fund Inc.........................................          --            --         --           --            --            --
Interest income on policy loans.....................          --            --         --           --            --            --
                                                       ---------   -----------   --------  -----------   -----------   -----------
Total investment income.............................      30,563        53,920    150,951      840,786        93,281       407,765
Expenses:
 Mortality and expense risks........................      28,106        34,857      7,632       30,491        26,942        22,030
                                                       ---------   -----------   --------  -----------   -----------   -----------
Net investment income...............................       2,457        19,063    143,319      810,295        66,339       385,735
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)...........................    (547,518)       74,634     10,646       16,952        33,249       276,956
 Net unrealized appreciation (depreciation)
  during the period.................................     657,486      (944,401)   145,409     (590,295)      126,465      (477,912)
                                                       ---------   -----------   --------  -----------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments........................................     109,968      (869,767)   156,055     (573,343)      159,714      (200,956)
                                                       ---------   -----------   --------  -----------   -----------   -----------
Net increase (decrease) in net assets resulting from
 operations.........................................   $ 112,425   $  (850,704)  $299,374  $   236,952   $   226,953   $   184,779
                                                       =========   ===========   ========  ===========   ===========   ===========

                                                         REAL ESTATE EQUITY SUBACCOUNT          GROWTH & INCOME SUBACCOUNT
                                                       ----------------------------------  --------------------------------------
                                                         1999         1998         1997       1999         1998          1997
                                                       ----------  ------------  --------  -----------  -----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..............    $ 262,930   $   343,976   $330,296  $35,057,066  $26,306,209   $25,377,474
 M Fund Inc........................................           --            --         --           --           --            --
Interest income on policy loans....................       17,361        17,260     15,261    2,279,107    1,996,131     1,728,054
                                                       ---------   -----------   --------  -----------  -----------   -----------
Total investment income............................      280,291       361,236    345,557   37,336,173   28,302,340    27,105,528
Expenses:
 Mortality and expense risks.......................       24,900        33,890     25,420    1,779,482    1,466,469     1,136,268
                                                       ---------   -----------   --------  -----------  -----------   -----------
Net investment income..............................      255,391       327,346    320,137   35,556,691   26,835,871    25,969,260
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)..........................     (168,994)      158,205    181,015    5,502,422    3,223,935     1,982,518
 Net unrealized appreciation (depreciation)
  during the period................................     (220,380)   (1,546,717)   165,392    2,405,417   32,918,552    18,247,212
                                                       ---------   -----------   --------  -----------  -----------   -----------
Net realized and unrealized gain (loss) on
  investments......................................     (389,374)   (1,388,512)   346,407    7,907,839   36,142,487    20,229,730
                                                       ---------   -----------   --------  -----------  -----------   -----------
Net increase (decrease) in net assets resulting
 from operations...................................    $(133,983)  $(1,061,166)  $666,544  $43,464,530  $62,978,358   $46,198,990
                                                       =========   ===========   ========  ===========  ===========   ===========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MANAGED SUBACCOUNT                  SHORT-TERM BOND SUBACCOUNT
                                                ----------------------------------------  ----------------------------------------
                                                    1999         1998          1997          1999          1998          1997
                                                ------------  ------------  ------------  ------------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......... $  9,998,433  $  9,347,788  $  7,891,222  $     15,539  $     27,350  $  1,036,747
 M Fund Inc....................................           --                          --            --            --            --
Interest income on policy loans................      953,686       854,487       768,231            --            --            --
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total investment income........................   10,952,119    10,202,275     8,659,453        15,539        27,350     1,036,747
Expenses:
 Mortality and expense risks...................      649,802       577,276       497,030         1,497         2,680       121,572
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income..........................   10,302,317     9,624,999     8,162,423        14,042        24,670       915,175
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................      996,546       791,245       437,661        (8,638)          265       (27,616)
 Net unrealized appreciation (depreciation)
  during the period............................   (2,108,530)    6,629,458     4,941,061        (2,442)       (4,247)      226,435
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net realized and unrealized gain (loss) on
 investments...................................   (1,111,984)    7,420,703     5,378,722       (11,080)       (3,982)      198,819
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from
 operations.................................... $  9,190,333  $ 17,045,702  $ 13,541,145  $      2,962  $     20,688  $  1,113,994
                                                ============  ============  ============  ============  ============  ============


                                                       SMALL CAP VALUE SUBACCOUNT          INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                                ----------------------------------------  ----------------------------------------
                                                    1999         1998          1997          1999          1998          1997
                                                ------------  ------------  ------------  ------------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.........  $     79,585  $     12,675  $     95,844  $    241,151  $     33,443  $      5,284
 M Fund Inc...................................            --            --            --            --            --            --
Interest income on policy loans...............            --            --            --            --            --            --
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total investment income.......................        79,585        12,675        95,844       241,151        33,443         5,284
Expenses:
 Mortality and expense  risks.................        17,680        11,853         3,270        17,937        21,581         1,697
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income.........................        61,905           822        92,574       223,214        11,862         3,587
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss).....................       (33,134)       29,257        19,812       155,412        33,474         3,191
 Net unrealized  appreciation
  (depreciation) during the period............      (148,401)     (105,331)      (12,804)      387,412       272,314       (12,223)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net realized and unrealized gain (loss)
 on investments...............................      (181,535)     (76,074)         7,008       542,824       305,788        (9,032)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
resulting from operations.....................  $   (119,630) $   (75,252)  $     99,582  $    766,038  $    317,650  $     (5,445)
                                                ============  ===========   ============  ============  ============  ============

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                        EQUITY INDEX SUBACCOUNT                    GLOBAL BOND SUBACCOUNT
                                                ----------------------------------------  ----------------------------------------
                                                    1999         1998          1997          1999          1998          1997
                                                ------------  ------------  ------------  ------------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable  Series Trust I......... $    593,325  $    185,267  $     54,601  $     37,862  $     19,628  $      9,400
 M Fund Inc....................................           --                          --            --            --            --
Interest income on policy loans................           --            --            --            --            --            --
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total investment income........................      593,325       185,267        54,601        37,862        19,628         9,400
Expenses:
 Mortality and expense risks...................       63,950        27,141         5,346         4,084         1,979           658
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income..........................      529,375       158,126        49,255        33,778        17,649         8,742
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................      271,978       443,879        14,525          (151)        3,991           348
 Net unrealized appreciation (depreciation)
  during the period............................    1,282,937       585,673       146,714       (52,953)        4,308         1,260
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net realized and unrealized gain (loss) on
 investments...................................    1,554,915     1,029,552       161,239       (53,104)        8,299         1,608
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from operations..................... $  2,084,290  $  1,187,678  $    210,494  $    (19,326) $     25,948  $     10,350
                                                ============  ============  ============  ============  ============  ============


                                                      TURNER CORE GROWTH SUBACCOUNT        BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                                ----------------------------------------  ----------------------------------------
                                                    1999         1998          1997          1999          1998          1997
                                                ------------  ------------  ------------  ------------  ------------  ------------
   ............................................
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......... $         --  $         --  $         --  $         --  $         --  $         --
 M Fund Inc....................................       19,328         2,231         6,373        16,354        14,444         1,796
Interest income on policy loans................           --            --            --            --            --            --
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total investment income........................       19,328         2,231         6,373        16,354        14,444         1,796
Expenses:
 Mortality and expense risks...................        1,139           565           301         2,166         1,158           684
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income..........................       18,189         1,666         6,072        14,188        13,286         1,112
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain.............................       26,736         2,780           839        11,526           600           888
 Net unrealized appreciation (depreciation)
  during the period............................       23,628        22,686         6,487       122,734         8,581        (1,473)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net realized and unrealized gain (loss) on
 investments...................................       50,364        25,466         7,326       134,260         9,181          (585)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from
 operations.................................... $     68,553  $     27,132  $     13,398  $    148,448  $     22,467  $        527
                                                ============  ============  ============  ============  ============  ============

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                       FRONTIER CAPITAL APPRECIATION     EMERGING MARKETS EQUITY    GLOBAL EQUITY
                                                                 SUBACCOUNT                    SUBACCOUNT             SUBACCOUNT
                                                       ------------------------------   ------------------------   ----------------
                                                         1999        1998       1997        1999        1998*       1999     1998*
                                                       --------    -------    -------   ----------    ----------   -------  -------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.............    $     --    $    --    $    --     $ 15,636      $    1     $   816   $  117
  M Fund Inc.......................................      13,028     12,832      6,463           --          --          --       --
Interest income on policy loans....................          --         --         --           --          --          --       --
                                                       --------    -------    -------   ----------    --------     -------  -------
Total investment income............................      13,028     12,832      6,463       15,636           1         816      117
Expenses:
  Mortality and expense risks......................       4,257     13,446      1,409          466           0         378       60
                                                       --------    -------    -------   ----------    --------     -------  -------
Net investment income (loss).......................       8,771       (614)     5,054       15,170           1         438       57
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss).........................     (59,550)    23,061      8,970        1,838          (1)        196      (16)
  Net unrealized appreciation (depreciation) during
    the period.....................................      89,369       (840)    32,469       92,713         (48)     20,203     (303)
                                                       --------    -------    -------   ----------    --------     -------  -------
Net realized and unrealized gain (loss) on
  investments......................................      29,819     22,221     41,439       94,551         (49)     20,399     (319)
                                                       --------    -------    -------   ----------    --------     -------  -------
Net increase (decrease) in net assets resulting from
  operations.......................................    $ 38,590    $21,607    $46,493     $109,721      $  (48)    $20,837   $ (262)
                                                       ========    =======    =======   ==========    ========     =======  =======

                                                                                                                         ENHANCED
                                                            BOND INDEX        SMALL/MID CAP CORE     HIGH YIELD BOND    U.S. EQUITY
                                                            SUBACCOUNT             SUBACCOUNT          SUBACCOUNT       SUBACCOUNT
                                                       --------------------  --------------------  ------------------   -----------
                                                           1999       1998*      1999      1998*     1999       1998*      1999**
                                                       -----------   ------  -----------  -------  --------   -------   -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.............    $     2,971   $  296  $     6,699  $    --  $  3,011   $    50   $        --
  M Fund Inc.......................................             --       --           --       --        --        --         1,435
Interest income on policy loans....................             --       --           --       --        --        --            --
                                                       -----------   ------  -----------  -------  --------   -------   -----------
Total investment income............................          2,971      296        6,699       --     3,011        50         1,435
Expenses:
 Mortality and expense risks.......................            270       11          335       48       220         2            61
                                                       -----------   ------  -----------  -------  --------   -------   -----------
Net investment income (loss).......................          2,701      285        6,364      (48)    2,791        48         1,374
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)..........................         (1,613)     (26)       1,093   (1,957)     (396)     (108)           11
 Net unrealized appreciation (depreciation) during
  the period.......................................         (1,753)    (147)       4,719    1,888    (1,172)      (19)        1,285
                                                       -----------   ------  -----------  -------  --------   -------   -----------
Net realized and unrealized gain (loss) on
 investments.......................................         (3,366)    (173)       5,812      (69)   (1,568)     (127)        1,296
                                                       -----------   ------  -----------  -------  --------   -------   -----------
Net increase (decrease) in net assets resulting from
 operations........................................    $      (665)  $  112  $    12,176  $  (117) $  1,223   $   (79)  $     2,670
                                                       ===========   ======  ===========  =======  ========   =======   ===========

---------
*    From May 1, 1998 (commencement of operations).
**   From May 1, 1999 (commencement of operations).

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENTS OF CHANGES IN NET ASSETS

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                         LARGE CAP GROWTH SUBACCOUNT                 SOVEREIGN BOND SUBACCOUNT
                                                    ---------------------------------------  --------------------------------------
                                                      1999             1998         1997         1999         1998          1997
                                                    -------------  -----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from operations:
  Net investment income............................   $ 6,329,395  $ 2,820,359  $ 1,690,466  $ 5,481,982  $ 5,578,813   $ 4,779,635
  Net realized gain (loss).........................     1,146,308      433,509      292,430     (388,883)    (142,628)     (230,607)
  Net unrealized appreciation (depreciation) during
    the period.....................................       320,087    4,558,660    2,142,494   (5,439,148)    (102,600)    1,277,686
                                                      -----------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in net assets resulting from
  operations.......................................     7,795,790    7,812,528    4,125,390     (346,049)   5,333,585     5,826,714
From policyholder transactions:
  Net premiums from policyholders..................    10,950,682    6,922,934    5,387,401   11,668,600   10,038,753    10,001,325
  Net benefits to policyholders....................    (5,776,293)  (3,869,320)  (3,401,593)  (7,543,864)  (7,974,428)   (8,051,538)
  Net increase in policy loans.....................            --           --           --           --           --            --
                                                      -----------  -----------  -----------  -----------  -----------  ------------
Net increase in net assets resulting from
  policyholder transactions........................     5,174,389    3,053,614    1,985,808    4,124,736    2,064,425     1,949,787
                                                      -----------  -----------  -----------  -----------  -----------  ------------
Net increase in net assets.........................    12,970,179   10,866,142    6,111,198    3,778,687    7,398,010     7,776,501
Net assets at beginning of period..................    31,058,258   20,192,116   14,080,918   77,110,895   69,712,885    61,936,384
                                                      -----------  -----------  -----------  -----------  -----------  ------------
Net assets at end of period........................   $44,028,437  $31,058,258  $20,192,116  $80,889,582  $77,110,895   $69,712,885
                                                      ===========  ===========  ===========  ===========  ===========  ============

                                                      INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                                      -------------------------------------   -------------------------------------
                                                         1999         1998          1997         1999           1998         1997
                                                      -----------   ----------   ----------   -----------   -----------   ---------
Increase (decrease) in net assets from operations:
  Net investment income (loss).....................   $   200,569   $  734,599   $  186,725   $   527,624   $    (8,233)  $  (3,795)
  Net realized gain................................        62,140       52,891       50,829        48,210        21,741       6,475
  Net unrealized appreciation (depreciation) during
    the period.....................................     1,295,768       13,239     (463,778)    1,125,829       204,674      92,108
                                                      -----------   ----------   ----------   -----------   -----------   ---------
Net increase (decrease) in net assets resulting from
  operations.......................................     1,558,477      800,729     (226,224)    1,701,663       218,182      94,788
From policyholder transactions:
  Net premiums from policyholders..................     1,634,643    1,489,281    1,504,962     1,398,160       891,480     809,492
  Net benefits to policyholders....................    (1,119,500)    (269,586)    (199,118)     (390,180)           --          --
  Net increase in policy loans.....................            --           --           --            --            --          --
                                                      -----------   ----------   ----------   -----------   -----------   ---------
Net increase in net assets resulting from
  policyholder transactions........................       515,143      141,969      427,597     1,007,980       621,894     610,374
                                                      -----------   ----------   ----------   -----------   -----------   ---------
Net increase in net assets.........................     2,073,620      942,698      201,373     2,709,643       840,076     705,162
Net assets at beginning of period..................     5,107,374    4,164,676    3,963,303     1,802,291       962,215     257,053
                                                      -----------   ----------   ----------   -----------   -----------   ---------
Net assets at end of period........................   $ 7,180,994   $5,107,374   $4,164,676   $ 4,511,934    $1,802,291   $ 962,215
                                                      ===========   ==========   ==========   ===========   ===========   =========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                   INTERNATIONAL BALANCED SUBACCOUNT             MID CAP GROWTH SUBACCOUNT
                                                 -------------------------------------   ------------------------------------------
                                                     1999         1998         1997          1999           1998            1997
                                                 -----------   ----------   ----------   -----------    -----------     -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).................   $    15,944   $   11,414   $    3,580   $  1,338,175   $   125,061     $    (2,164)
 Net realized gain............................         1,061        1,050          429        420,826        26,192           5,866
 Net unrealized appreciation (depreciation)
  during the period...........................        (8,559)      12,294       (4,312)     4,283,452       193,946          66,874
                                                 -----------   ----------   ----------   ------------   -----------     -----------
Net increase (decrease)in net assets resulting
 from operations..............................         8,446       24,758         (303)     6,042,453       345,199          70,576
From policyholder transactions:
 Net premiums from policyholders..............       115,573      150,466       62,380      7,041,199       772,359         457,341
 Net benefits to policyholders................      (133,983)     (50,214)      (9,531)      (947,660)     (211,806)       (125,239)
 Net increase in policy loans.................            --           --           --             --            --              --
                                                 -----------   ----------   ----------   ------------   -----------     -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions.....       (18,410)     100,262       52,849      6,093,539       560,553         332,102
                                                 -----------   ----------   ----------   ------------   -----------     -----------
Net increase (decrease) in net assets.........        (9,964)     125,020       52,546     12,135,992       905,752         402,678
Net assets at beginning of period.............       210,332       85,312       32,766      1,473,582       567,830         165,152
                                                 -----------   ----------   ----------   ------------   -----------     -----------
Net assets at end of period...................   $   200,368   $  210,332   $   85,312   $ 13,609,574   $ 1,473,582     $   567,830
                                                 ===========   ==========   ==========   ============   ===========     ===========

                                                      LARGE CAP VALUE SUBACCOUNT                  MONEY MARKET SUBACCOUNT
                                                 -------------------------------------   ------------------------------------------
                                                    1999          1998         1997          1999           1998           1997
                                                 -----------   ----------   ----------   ------------   ------------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income........................   $   474,149   $  169,876   $   53,962   $  1,143,104   $  2,139,937    $   708,721
 Net realized gain............................       123,242       68,953       17,858             --             --             --
 Net unrealized appreciation (depreciation)
  during the period...........................      (499,454)      64,132       80,036             --             --             --
                                                 -----------   ----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations...................................        97,937      302,961      151,856      1,143,104      2,139,937        708,721
From policyholder transactions:
 Net premiums from policyholders..............     5,449,922    2,321,440    1,506,756     16,733,655     55,692,824     11,210,536
 Net benefits to policyholders................    (1,059,147)    (528,449)     (85,021)   (46,642,184)   (22,850,788)    (9,620,370)
 Net increase (decrease) in policy loans......            --           --           --             --       (198,682)       103,247
                                                 -----------   ----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions.....     4,390,775    1,792,991    1,421,735    (29,908,529)    32,643,354      1,693,413
                                                 -----------   ----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets.........     4,488,712    2,095,952    1,573,591    (28,765,425)    34,783,291      2,402,134
Net assets at beginning of period.............     3,774,075    1,678,123      104,532     49,268,531     14,485,240     12,083,106
                                                 -----------   ----------   ----------   ------------   ------------    -----------
Net assets at end of period...................   $ 8,262,787   $3,774,075   $1,678,123   $ 20,503,106   $ 49,268,531    $14,485,240
                                                 ===========   ==========   ==========   ============   ============    ===========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                        MIDCAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                               -------------------------------------   -----------------------------------------
                                                  1999         1998         1997           1999           1998           1997
                                               -----------  -----------  -----------   ------------   ------------   -----------
Increase (decrease) in net assets from
 operations:
 Net investment income.......................  $     2,457  $    19,063  $    143,31   $    810,295   $     66,339   $    385,735
 Net realized gain (loss)....................     (547,518)      74,634       10,646         16,952         33,249        276,956
 Net unrealized appreciation (depreciation)
  during the period..........................      657,486     (944,401)     145,409       (590,295)       126,465       (477,912)
                                               -----------  -----------  -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
resulting from operations....................      112,425     (850,704)     299,374        236,952        226,053        184,779
From policyholder transactions:
 Net premiums from policyholders.............    2,086,192    5,639,732    1,620,752      1,533,102      1,812,713      2,554,133
 Net benefits to policyholders...............   (3,546,814)    (775,357)    (112,395)    (1,200,248)    (1,214,489)     1,628,677)
 Net increase in policy loans................           --           --           --             --             --             --
                                               -----------  -----------  -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions....    1,460,622)   4,864,375    1,508,357        332,854        598,224        925,456
                                               -----------  -----------  -----------   ------------   ------------   ------------
Net increase (decrease) in net assets........   (1,348,197)   4,013,671    1,807,731        569,806        824,277      1,110,235
Net assets at beginning of period............    6,049,829    2,036,158      228,427      4,916,238      4,091,961      2,981,726
                                               -----------  -----------  -----------   ------------   ------------   ------------
Net assets at end of period..................  $ 4,701,632  $ 6,049,829  $ 2,036,158   $  5,486,044   $  4,916,238   $  4,091,961
                                               ===========  ===========  ===========   ============   ============   ============


                                                    REAL ESTATE EQUITY SUBACCOUNT               GROWTH & INCOME SUBACCOUNT
                                               -------------------------------------   ------------------------------------------
                                                   1999         1998         1997           1999           1998          1997
                                               -----------  -----------  -----------   ------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
 Net investment income.......................  $   255,391  $   327,346  $   320,137   $ 35,556,691   $ 26,835,871   $ 25,969,260
 Net realized gain (loss)....................     (168,994)     158,205      181,015      5,502,422      3,223,935      1,982,518
 Net unrealized appreciation (depreciation)
  during the period..........................     (220,380)  (1,546,717)     165,392      2,405,417     32,918,552     18,247,212
                                               -----------  -----------  -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
resulting from operations....................     (133,983)  (1,061,166)     666,544     43,464,530     62,978,358     46,198,990
From policyholder transactions:
 Net premiums from policyholders.............      968,627    3,382,263    1,748,132     34,593,082     35,108,834     30,351,780
 Net benefits to policyholders...............   (2,335,552)  (1,663,696)  (1,218,783)   (34,650,911)   (29,649,984)   (24,619,851)
 Net increase (decrease) in policy loans.....           --       (1,103)      34,311             --      3,672,137      3,346,307
                                               -----------  -----------  -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from policyholder transactions...   (1,366,925)   1,717,464      563,660        (57,829)     9,130,987      9,078,236
                                               -----------  -----------  -----------   ------------   ------------   ------------
Net increase (decrease) in net assets........   (1,500,908)     656,298    1,230,204     43,406,701     72,109,345     55,277,226
Net assets at beginning of period............    5,531,008    4,874,710    3,644,506    297,093,396    224,984,051    169,706,825
                                               -----------  -----------  -----------   ------------   ------------   ------------
Net assets at end of period..................  $ 4,030,100  $ 5,531,008  $ 4,874,710   $340,500,097   $297,093,396   $224,984,051
                                               ===========  ===========  ===========   ============   ============   ============

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                              MANAGED SUBACCOUNT                     SHORT-TERM BOND SUBACCOUNT
                                                  ------------------------------------------  ------------------------------------
                                                      1999           1998           1997        1999         1998         1997
                                                  ------------   ------------   ------------  ----------  ----------   -----------
Increase (decrease) in net assets from
 operations:
 Net investment income ........................   $ 10,302,317   $  9,624,999   $  8,162,423  $  14,042   $   24,670  $    915,175
 Net realized gain (loss) .....................        996,546        791,245        437,661     (8,638)         265       (27,616)
 Net unrealized appreciation (depreciation)
  during the period ...........................     (2,108,530)     6,629,458      4,941,061     (2,442)      (4,247)      226,435
                                                  ------------   ------------   ------------  ---------   ----------   -----------
Net increase in net assets resulting from
 operations ...................................      9,190,333     17,045,702     13,541,145      2,962       20,688     1,113,994
From policyholder transactions:
 Net premiums from policyholders ..............     13,430,282     13,116,210     13,194,907    109,732      420,697       116,602
 Net benefits to policyholders ................    (14,305,859)   (14,539,301)   (14,539,295)  (370,270)     (71,999)  (26,168,835)
 Net increase in policy loans .................             --      1,134,137      1,257,640         --           --            --
                                                  ------------   ------------   ------------  ---------   ----------  ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions .....       (875,577)      (288,954)       (86,748)  (260,538)     348,698   (26,052,233)
                                                  ------------   ------------   ------------  ---------   ----------  ------------
Net increase (decrease) in net assets .........      8,314,756     16,756,748     13,454,397   (257,576)     369,386   (24,938,239)
Net assets at beginning of period .............    110,814,663     94,057,915     80,603,518    496,489      127,103    25,065,342
                                                  ------------   ------------   ------------  ---------   ----------  ------------
Net assets at end of period ...................   $119,129,419   $110,814,663   $ 94,057,915  $ 238,913   $  496,489  $    127,103
                                                  ============   ============   ============  =========   ==========  ============


                                                           SMALL CAP VALUE SUBACCOUNT        INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                                      -------------------------------------  ---------------------------------------
                                                         1999         1998         1997          1999          1998          1997
                                                      -----------  -----------  -----------  -------------  ------------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income ..........................     $   61,905   $      822   $   92,574   $   223,214    $   11,862     $  3,587
 Net realized gain (loss) .......................        (33,134)      29,257       19,812       155,412        33,474        3,191
 Net unrealized appreciation (depreciation)
  during the period .............................       (148,401)    (105,331)     (12,804)      387,412       272,314      (12,223)
                                                      ----------   ----------   ----------   -----------    ----------     --------
Net increase (decrease) in net assets resulting
 from operations ................................       (119,630)     (75,252)      99,582       766,038       317,650       (5,445)
From policyholder transactions:
 Net premiums from policyholders ................      1,483,922    1,644,666    1,224,547     2,354,681     3,814,201      295,915
 Net benefits to policyholders ..................       (447,402)    (270,585)    (137,364)   (3,673,500)     (339,134)     (46,736)
 Net increase in policy loans ...................             --           --           --            --            --           --
                                                      ----------   ----------   ----------   -----------    ----------     --------
Net increase (decrease) in net assets resulting
 from policyholder transactions .................      1,036,520    1,374,081    1,087,183    (1,318,819)    3,475,067      249,179
                                                      ----------   ----------   ----------   -----------    ----------     --------
Net increase (decrease) in net assets ...........        916,890    1,298,829    1,186,765      (552,781)    3,792,717      243,734
Net assets at beginning of period ...............      2,550,502    1,251,673       64,908     4,181,724       389,007      145,273
                                                      ----------   ----------   ----------   -----------    ----------     --------
Net assets at end of period .....................     $3,467,392   $2,550,502   $1,251,673   $ 3,628,943    $4,181,724     $389,007
                                                      ==========   ==========   ==========   ===========    ==========     ========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                                 EQUITY INDEX SUBACCOUNT              GLOBAL BOND SUBACCOUNT
                                                          --------------------------------------  -------------------------------
                                                             1999          1998         1997        1999        1998        1997
                                                          ------------  -----------  -----------  ----------  ---------  --------
Increase (decrease) in net assets from operations:
 Net investment income ................................   $   529,375   $  158,126   $   49,255   $  33,778   $ 17,649    $  8,742
 Net realized gain (loss) .............................       271,978      443,879       14,525        (151)     3,991         348
 Net unrealized appreciation (depreciation) during the
  period ..............................................     1,282,937      585,673      146,714     (52,953)     4,308       1,260
                                                          -----------   ----------   ----------   ---------   --------    --------
Net increase (decrease) in net assets resulting from
  operations ..........................................     2,084,290    1,187,678      210,494     (19,326)    25,948      10,350
From policyholder transactions:
 Net premiums from policyholders ......................     6,697,385    4,822,053    1,827,052     696,619    381,024     161,548
 Net benefits to policyholders ........................    (1,623,429)    (885,493)    (149,826)   (317,999)   (83,865)    (37,799)
 Net increase in policy loans .........................            --           --           --          --         --          --
                                                          -----------   ----------   ----------   ---------   --------    --------
Net increase in net assets resulting from policyholder
 transactions .........................................     5,073,956    3,936,560    1,677,226     378,620    297,159     123,749
                                                          -----------   ----------   ----------   ---------   --------    --------
Net increase in net assets ............................     7,158,246    5,124,238    1,887,720     359,294    323,107     134,099
Net assets at beginning of period .....................     7,247,833    2,123,595      235,875     470,424    147,317      13,218
                                                          -----------   ----------   ----------   ---------   --------    --------
Net assets at end of period ...........................   $14,406,079   $7,247,833   $2,123,595   $ 829,718   $470,424    $147,317
                                                          ===========   ==========   ==========   =========   ========    ========


                                                          TURNER CORE GROWTH SUBACCOUNT   BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                                          ------------------------------  ----------------------------------------
                                                            1999       1998      1997        1999          1998           1997
                                                          ---------  ---------  --------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income ................................   $ 18,189   $  1,666   $ 6,072    $ 14,188      $ 13,286       $  1,112
 Net realized gain (loss) .............................     26,736      2,780       839      11,526           600            888
 Net unrealized appreciation (depreciation) during the
  period ..............................................     23,628     22,686     6,487     122,734         8,581         (1,473)
                                                          --------   --------   -------    --------      --------       --------
Net increase (decrease) in net assets resulting from
  operations ..........................................     68,553     27,132    13,398     148,448        22,467            527
From policyholder transactions:
 Net premiums from policyholders ......................    109,802     39,070    33,658     152,629       141,892         82,259
 Net benefits to policyholders ........................    (45,555)    (9,835)   (7,208)    (31,332)      (34,941)       (45,350)
 Net increase in policy loans .........................         --         --        --          --            --             --
                                                          --------   --------   -------    --------      --------       --------
Net increase in net assets resulting from policyholder
 transactions .........................................     64,247     29,235    26,450     121,297       106,951         36,909
                                                          --------   --------   -------    --------      --------       --------
Net increase in net assets ............................    132,800     56,367    39,848     269,745       129,418         37,436
Net assets at beginning of period .....................    125,007     68,640    28,792     255,757       126,339         88,903
                                                          --------   --------   -------    --------      --------       --------
Net assets at end of period ...........................   $257,807   $125,007   $68,640    $525,502      $255,757       $126,339
                                                          ========   ========   =======    ========      ========       ========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                      FRONTIER CAPITAL APPRECIATION         EMERGING MARKETS EQUITY
                                                               SUBACCOUNT                         SUBACCOUNT
                                                    ----------------------------------      ----------------------
                                                      1999          1998         1997         1999          1998*
                                                    --------      --------     -------      --------      --------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).....................  $     8,771   $     (614)  $  5,054     $    15,170     $     1
 Net realized gain (loss).........................      (59,550)      23,061      8,970           1,838          (1)
 Net unrealized appreciation
  (depreciation) during the period................       89,369         (840)    32,469          92,713         (48)
                                                    -----------   ----------   --------     -----------     -------
Net increase (decrease) in net assets.............                                              109,721         (48)
 resulting from operations........................       38,590       21,607     46,493
From policyholder transactions:
 Net premiums from policyholders..................      103,675    2,465,299    138,553         336,277         784
 Net benefits to policyholders....................   (2,221,410)    (227,386)   (70,647)         (8,915)         (7)
 Net increase in policy loans.....................           --           --         --              --          --
                                                    -----------   ----------   --------     -----------     -------
Net increase (decrease) in net assets
 resulting from policyholder transactions.........   (2,117,735)   2,237,913     67,906         327,362         777
                                                    -----------   ----------   --------     -----------     -------
Net increase (decrease) in net assets.............   (2,079,145)   2,259,520    114,399         437,083         729
Net assets at beginning of period.................    2,533,128      273,608    159,209             729           0
                                                    -----------   ----------   --------     -----------     -------
Net assets at end of period.......................  $   453,983   $2,533,128   $273,608     $   437,812     $   729
                                                    ===========   ==========   ========     ===========     =======
                                                         GLOBAL EQUITY
                                                           SUBACCOUNT
                                                      ---------------------
                                                        1999         1998*
                                                      --------     --------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).......................  $     438    $    57
 Net realized gain (loss)...........................        196        (16)
 Net unrealized appreciation
  (depreciation) during the period..................     20,203       (303)
                                                      ---------    -------
Net increase (decrease) in net assets...............     20,837       (262)
 resulting from operations
From policyholder transactions:
 Net premiums from policyholders....................    125,955     17,519
 Net benefits to policyholders......................    (15,572)      (762)
 Net increase in policy loans.......................         --         --
                                                      ---------    -------
Net increase (decrease) in net assets
 resulting from policyholder transactions...........    110,383     16,757
                                                      ---------    -------
Net increase (decrease) in net assets...............    131,220     16,495
Net assets at beginning of period...................     16,495          0
                                                      ---------    -------
Net assets at end of period.........................  $ 147,715    $16,495
                                                      =========    =======


                                                            BOND INDEX            SMALL/MID CAP CORE       HIGH YIELD BOND
                                                            SUBACCOUNT                SUBACCOUNT              SUBACCOUNT
                                                     ---------------------      --------------------     -------------------
                                                      1999         1998*         1999        1998*        1999        1998*
                                                     --------     --------      --------    --------     ------      -------
Increase (decrease) in  net assets from
 operations:
 Net investment income (loss)...................   $    2,701    $   285      $   6,364   $    (48)      $  2,791   $      48
 Net realized gain (loss).......................       (1,613)       (26)         1,093     (1,957)          (396)       (108)
 Net unrealized appreciation
  (depreciation) during the period..............       (1,753)      (147)         4,719      1,888         (1,172)        (19)
                                                   ----------     ------      ---------   --------       --------   ---------
Net increase (decrease) in net assets
  resulting from operations.....................         (665)       112         12,176       (117)         1,223         (79)
From policyholder transactions:
 Net premiums from policyholders................       80,921     16,730         44,493     52,673         69,375     108,274
 Net benefits to policyholders..................      (20,596)    (2,293)       (12,003)   (19,857)            --    (102,742)
 Net increase in policy loans...................           --         --             --         --             --          --
                                                   ----------     ------      ---------   --------       --------   ---------
Net increase in net assets resulting from
 policyholder transactions......................       60,325     14,437         32,490     32,816         69,375       5,532
                                                   ----------     ------      ---------   --------       --------   ---------
Net increase in net assets......................       59,660     14,549         44,666     32,699         70,598       5,453
Net assets at beginning of period...............       14,549          0         32,699          0          5,453           0
                                                   ----------     ------      ---------   --------       --------   ---------
Net assets at end of period.....................   $   74,209    $14,549      $  77,365   $ 32,699       $ 76,051   $   5,453
                                                   ==========    =======      =========   ========       ========   =========
                                                     ENHANCED
                                                   U.S. EQUITY
                                                    SUBACCOUNT
                                                   -----------
                                                       1999
                                                   -----------
Increase (decrease) in  net assets from
 operations:
 Net investment income (loss)...................    $ 1,374
 Net realized gain (loss).......................         11
 Net unrealized appreciation
  (depreciation) during the period..............      1,285
                                                    -------
Net increase (decrease) in net assets
  resulting from operations.....................      2,670
From policyholder transactions:
 Net premiums from policyholders................     15,505
 Net benefits to policyholders..................         --
 Net increase in policy loans...................         --
                                                    -------
Net increase in net assets resulting from
 policyholder transactions......................     15,505
                                                    -------
Net increase in net assets......................     18,175
Net assets at beginning of period...............          0
                                                    -------
Net assets at end of period.....................    $18,175
                                                    =======

_________
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1.   ORGANIZATION

     John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES

 Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


          PORTFOLIO             SHARES OWNED      COST          VALUE
          ---------             ------------  ------------  --------------
Large Cap Growth.............      1,516,913  $ 33,840,498   $ 41,460,815
Sovereign Bond...............      7,742,962    76,567,490     70,640,632
International Equity Index...        348,907     5,723,159      6,854,257
Small Cap Growth.............        236,036     3,094,500      4,511,934
International Balanced.......         18,717       200,046        200,368
Mid Cap Growth...............        465,615     9,063,619     13,609,575
Large Cap Value..............        612,481     8,613,285      8,262,786
Money Market.................      1,835,117    18,351,172     18,351,172
Mid Cap Value................        367,982     4,828,927      4,701,632
Small/Mid Cap Growth.........        390,884     6,039,184      5,486,044
Real Estate Equity...........        331,185     4,719,779      3,800,017
Growth & Income..............     15,384,863   241,740,472    307,871,384
Managed......................      6,873,184    96,391,658    106,178,553
Short-Term Bond..............         24,575       245,749        238,913
Small Cap Value..............        317,611     3,731,225      3,467,391
International Opportunities..        239,181     2,974,200      3,628,943
Equity Index.................        704,179    12,384,477     14,406,079
Global Bond..................         84,502       877,096        829,719
Turner Core Growth...........         11,243       204,222        257,807
Brandes International
 Equity......................         33,860       396,716        525,501
Frontier Capital
 Appreciation................         21,495       331,669        453,983
Emerging Markets Equity......         35,704       345,147        437,812
Global Equity................         12,173       127,815        147,715
Bond Index...................          7,964        76,110         74,210
Small/Mid Cap CORE...........          7,882        70,758         77,365
High Yield Bond..............          8,463        77,242         76,051
Enhanced U.S. Equity.........            867        16,890         18,175

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


              PORTFOLIO                  PURCHASES       SALES
              ---------                 -----------  -------------
Large Cap Growth.....................   $13,422,273   $ 2,517,136
Sovereign Bond.......................    13,709,441     4,426,503
International Equity Index...........     1,206,222       553,307
Small Cap Growth.....................     1,705,289       169,682
International Balanced...............       102,061       104,527
Mid Cap Growth.......................     8,451,704     1,019,989
Large Cap Value......................     6,131,213     1,266,291
Money Market.........................    17,249,777    46,141,311
Mid Cap Value........................     1,774,841     3,233,006
Small/Mid Cap Growth.................     1,914,302       771,153
Real Estate Equity...................       859,997     1,976,566
Growth & Income......................    47,518,686    15,480,980
Managed..............................    14,747,572     6,118,076
Short-Term Bond......................       116,133       362,629
Small Cap Value......................     1,396,171       297,748
International Opportunities..........     2,979,658     4,075,263
Equity Index.........................     7,159,058     1,555,726
Global Bond..........................       695,939       283,540
Turner Core Growth...................       142,622        60,186
Brandes International Equity.........       181,255        45,768
Frontier Capital Appreciation........        91,263     2,200,227
Emerging Markets Equity..............       351,448         8,915
Global Equity........................       113,648         2,828
Bond Index...........................        86,949        23,921
Small/Mid Cap CORE...................        58,717        19,864
High Yield Bond......................        85,583        13,417
Enhanced U.S. Equity.................        17,418           539

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

5.  Net Assets

    Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at December 31, 1999 were as follows:

                                                    VLI Class #1                 MVL Class #3                 Flex Class #4
                                           ----------------------------  ----------------------------  -----------------------------
                                           Accumulation   Accumulation   Accumulation   Accumulation   Accumulation    Accumulation
          Portfolio                           Shares     Shares Values      Shares     Shares Values      Shares      Shares Values
          ---------                        ------------  --------------  ------------  --------------  ------------  ---------------
Large Cap Growth........................       --             --           30,422         $79.68         303,522         $79.68
Sovereign Bond..........................       --             --           13,276          23.69       1,236,413          23.69
International Equity Index..............       --             --           12,251          27.55         147,364          27.55
Small Cap Growth........................       --             --           38,152          21.70         144,335          21.70
International Balanced..................       --             --            6,210          13.29           3,652          13.29
Mid Cap Growth..........................       --             --           95,740          35.59         245,163          35.59
Large Cap Value.........................       --             --           50,345          16.17         406,006          16.17
Money Market............................       --             --           31,966          18.10         535,048          18.10
Mid Cap Value...........................       --             --           54,325          14.06         234,907          14.06
Small/Mid Cap Growth....................       --             --           23,443          18.80         240,110          19.80
Real Estate Equity......................       --             --            8,437          22.14         111,094          22.14
Growth & Income.........................       --             --          102,216          68.13       1,902,118          68.13
Managed.................................       --             --           45,437          39.65       1,203,335          39.65
Short-Term Bond.........................       --             --            2,066          12.99          14,631          12.99
Small Cap Value.........................       --             --           29,974          12.32         222,258          12.32
International Opportunities ............       --             --           14,160          16.54         183,229          16.54
Equity Index............................       --             --          173,452          23.08         367,259          23.08
Global Bond.............................       --             --           16,532          12.16          39,548          12.16
Turner Core Growth......................       --             --            1,897          26.33           7,888          26.33
Brandes International Equity............       --             --            5,884          17.14          20,691          17.14
Frontier Capital Appreciation...........       --             --            1,074          21.11          18,559          21.11
Emerging Markets Equity.................       --             --            2,490          12.77          25,395          12.77
Global Equity...........................       --             --            3,549          12.23             264          12.23
Bond Index..............................       --             --            4,208          10.34           2,651          10.34
Small/Mid Cap CORE......................       --             --              794          10.76             201          10.76
High Yield Bond.........................       --             --            4,951          10.10             551          10.10
Enhanced U.S. Equity....................       --                           1,372          13.25              --          13.25

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                          Flex II Class #5                VEP Class #7                  VEP Class #8
                                      -----------------------------  ----------------------------  -----------------------------
                                      Accumulation    Accumulation   Accumulation   Accumulation   Accumulation    Accumulation
          Portfolio                      Shares       Shares Values     Shares      Shares Values     Shares       Shares values
          ---------                   ------------   --------------  ------------  --------------  ------------   --------------
Large Cap Growth....................      18,120         $79.68         11,630         $34.19         14,305          $34.28
Sovereign Bond......................       7,625          23.69          6,071          13.80          5,831           13.84
International Equity Index..........       7,387          27.55          8,217          17.52          2,077           17.58
Small Cap Growth....................      19,575          21.70          5,119          21.68            778           21.71
International Balanced..............       2,567          13.29          2,650          13.28             --           13.30
Mid Cap Growth......................      25,572          35.60          8,683          35.56          7,218           35.62
Large Cap Value.....................      32,808          16.17          8,456          16.15         10,743           16.18
Money Market........................       8,023          18.10         13,653          13.08         10,717           13.12
Mid Cap Value.......................      21,416          14.06         19,817          14.05          3,847           14.08
Small/Mid Cap Growth................       5,669          19.80          3,944          19.77          3,887           19.83
Real Estate Equity..................       5,693          22.14          1,424          14.40             --           14.44
Growth & Income.....................      54,684          68.13         57,852          30.90         23,997           31.00
Managed.............................      23,610          39.65         11,858          20.88          9,588           20.94
Short-Term Bond.....................       1,526          12.99             52          12.97             --           13.00
Small Cap Value.....................      18,339          12.32          7,072          12.30          3,899           12.33
International Opportunities.........       9,070          16.54          7,208          16.52          5,805           16.55
Equity Index........................      50,932          23.08         22,543          23.06          7,757           23.10
Global Bond.........................       5,693          12.16          3,685          12.15          2,757           12.17
Turner Core Growth..................          --             --             --             --             --              --
Brandes International Equity........          --             --            581          16.91          3,546           16.94
Frontier Capital Appreciation.......          --             --            185          22.75          1,528           22.80
Emerging Markets Equity.............       2,886          12.77          3,505          12.77             --              --
Global Equity.......................         147          12.23          3,346          12.22             --              --
Bond Index..........................         177          10.34            140          10.34             --              --
Small/Mid Cap CORE..................          57          10.76          6,139          10.76             --              --
High Yield Bond.....................       1,033          10.10            997          10.10             --              --
Enhanced U.S. Equity................          --             --             --             --             --              --

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                             VEP Class #9
                                     ----------------------------
                                     Accumulation    Accumulation
             Portfolio                  Shares      Shares Values
             ---------               ------------  --------------
Large Cap Growth..................      3,240           $34.39
Sovereign Bond....................         --               --
International Equity Index........         --               --
Small Cap Growth..................         --               --
International Balanced............         --               --
Mid Cap Growth....................         --               --
Large Cap Value...................      2,782            16.21
Money Market......................         --               --
Mid Cap Value.....................         --               --
Small/Mid Cap Growth..............         --               --
Real Estate Equity................         --               --
Growth & Income...................      3,934            31.09
Managed...........................         --               --
Short-Term Bond...................         --               --
Small Cap Value...................         --               --
International Opportunities.......         --               --
Equity Index......................      2,213            23.14
Global Bond.......................         --               --
Turner Core Growth................         --               --
Brandes International Equity......         --               --
Frontier Capital Appreciation.....         --               --
Emerging Markets Equity...........         --               --
Global Equity.....................      4,771            12.24
Bond Index........................         --               --
Small/Mid Cap CORE................         --               --
High Yield Bond...................         --               --
Enhanced U.S. Equity..............         --               --

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                          Page
Account...................................................   28
account value.............................................    9
Additional Sum Insured....................................   16
annual processing date....................................   17
attained age..............................................   10
Basic Sum Insured.........................................   16
beneficiary...............................................   39
business day..............................................   28
changing Option A or B....................................   18
changing the Total Sum Insured............................   17
charges...................................................    9
Code......................................................   35
cost of insurance rates...................................   10
date of issue.............................................   29
death benefit.............................................    5
deductions................................................    9
dollar cost averaging.....................................   14
expenses of the Trusts....................................   11
fixed investment option...................................   28
full surrender............................................   14
fund......................................................    2
grace period..............................................    7
guaranteed minimum death benefit..........................    7
Guaranteed Minimum Death Benefit Premium..................    8
insurance charge..........................................   10
insured person............................................    5
investment options........................................    1
John Hancock..............................................   28
lapse.....................................................    7
loan......................................................   15
loan interest.............................................   15
maximum premiums..........................................    6
Minimum Initial Premium...................................   29
minimum insurance amount..................................   17
minimum premiums..........................................    6
modified endowment contract...............................   36
monthly deduction date....................................   30
mortality and expense risk charge.........................   10
Option A; Option B........................................   16
optional extra death benefit feature......................   16
owner.....................................................    5
partial withdrawal........................................   14
partial withdrawal charge.................................   11
payment options...........................................   18
Planned Premium...........................................    7
policy anniversary........................................   29
policy split option.......................................   17
policy year...............................................   29
premium; premium payment..................................    5
prospectus................................................    3
receive; receipt..........................................   21
reinstate; reinstatement..................................    7
sales charges.............................................    9
SEC.......................................................    2
Separate Account UV.......................................   28
Servicing Office..........................................    2
special loan account......................................   15
subaccount................................................   28
surrender.................................................   14
surrender value...........................................   14
Target Premium............................................    9
tax considerations........................................   35
telephone transfers.......................................   21
Total Sum Insured.........................................   16
transfers of account value................................   14
Trusts....................................................    2
variable investment options...............................    1
we; us....................................................   28
withdrawal................................................   14
withdrawal charges........................................   11
you; your.................................................    5

                        PROSPECTUS DATED JUNE 30, 2000

--------------------------------------------------------------------------------
                          VARIABLE ESTATE PROTECTION
--------------------------------------------------------------------------------

        a flexible premium variable life survivorship insurance policy issued by
           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

------------------------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                                      MANAGED BY
  --------------------------                                      ----------
  Managed......................................................   Independence Investment Associates, Inc.
  Growth & Income..............................................   Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R)...................................   Fidelity Management and Research Company
  Equity Index.................................................   State Street Global Advisors
  Large Cap Value..............................................   T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value.............................   Federated Investment Management Company
  Large Cap Growth.............................................   Independence Investment Associates, Inc.
  Large Cap Aggressive Growth..................................   Alliance Capital Management L.P.
  Fidelity VIP Growth..........................................   Fidelity Management and Research Company
  AIM V.I. Value...............................................   A I M Advisors, Inc.
  Janus Aspen Global Technology................................   Janus Capital Corporation
  Mid Cap Value................................................   Neuberger Berman, LLC
  Fundamental Mid Cap Growth...................................   OppenheimerFunds, Inc.
  Mid Cap Growth...............................................   Janus Capital Corporation
  Real Estate Equity...........................................   Independence Investment Associates, Inc. and Morgan
                                                                    Stanley Dean Witter Investment Management, Inc.
  Small/Mid Cap CORE...........................................   Goldman Sachs Asset Management
  Small/Mid Cap Growth.........................................   Wellington Management Company, LLP
  Small Cap Value..............................................   INVESCO Management & Research, Inc.
  Small Cap Growth.............................................   John Hancock Advisers, Inc.
  MFS New Discovery............................................   MFS Investment Management(R)
  Global Balanced..............................................   Brinson Partners, Inc.
  Janus Aspen Worldwide Growth.................................   Janus Capital Corporation
  Templeton International Securities...........................   Templeton Investment Counsel, Inc.
  International Equity Index...................................   Independence International Associates, Inc.
  International Opportunities..................................   Rowe Price-Fleming International, Inc.
  Emerging Markets Equity......................................   Morgan Stanley Dean Witter Investment Management, Inc.
  Short-Term Bond..............................................   Independence Investment Associates, Inc.
  Bond Index...................................................   Mellon Bond Associates, LLP
  Active Bond..................................................   John Hancock Advisers, Inc.
  Core Bond....................................................   Federated Investment Management Company
  Global Bond..................................................   J.P. Morgan Investment Management, Inc.
  High Yield Bond..............................................   Wellington Management Company, LLP
  Money Market.................................................   John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds". In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

     Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                            * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            * * * * * * * * * * * *


                         JHVLICO LIFE SERVICING OFFICE
                         -----------------------------

                    EXPRESS DELIVERY              U.S. MAIL
                    ----------------              ---------
                  529 Main Street (X-4)         P.O. Box 111
                  Charlestown, MA 02129       Boston, MA 02117


                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                           GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

        . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

        . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

        . Behind the illustrations is a section called "Additional Information"
          that gives more details about the policy. It generally does not
                                                                      ---
          repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

        . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 41.

        . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 123.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                  **********

                               BASIC INFORMATION

     This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                                        Beginning on page
--------                                                                        -----------------
 .What is the policy?........................................................            5
 .Who owns the policy?.......................................................            5
 .How can I invest money in the policy?......................................            5
 .Is there a minimum amount I must invest?...................................            7
 .How will the value of my investment in the policy change over time?........            8
 .What charges will JHVLICO deduct from my investment in the policy?.........            9
 .What charges will the Trusts deduct from my investment in the policy?......           11
 .What other charges could JHVLICO impose in the future?.....................           13
 .How can I change my policy's investment allocations?.......................           13
 .How can I access my investment in the policy?..............................           14
 .How much will JHVLICO pay when the last insured person dies?...............           16
 .How can I change my policy's insurance coverage?...........................           17
 .Can I cancel my policy after it's issued?..................................           18
 .Can I choose the form in which JHVLICO pays out policy proceeds?...........           18
 .To what extent can JHVLICO vary the terms and conditions of its policies
   in particular cases?.....................................................           19
 .How will my policy be treated for income tax purposes?.....................           19
 .How do I communicate with JHVLICO?.........................................           20

WHAT IS THE POLICY?

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

        . Determine when and how much you invest in the various investment options

        . Borrow or withdraw amounts you have in the investment options

        . Change the beneficiary who will receive the death benefit

        . Change the amount of insurance

        . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

        . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

     That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

     We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

     Each premium payment must be at least $100.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
34. Also, we may refuse to accept any amount of an additional premium if:

        . that amount of premium would increase our insurance risk exposure, and

        . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

     We will also accept premiums:

        . by wire or by exchange from another insurance company,

        . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
                 -------

        . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either
                         ---
case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option B (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

        . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

        . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

          Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page
     ---
10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

     At any time, the "account value" of your policy is equal to:

        . the amount you invested,

        . plus or minus the investment experience of the investment options you've chosen,

        . minus all charges we deduct, and

        . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently expect
  ------------------
  to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax burden
  --------------
  that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative costs.
  -------------------------
  This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

 . Sales charge - A charge to help defray our sales costs. The charge for
  ------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional benefits charge - A charge imposed for certain optional insurance
  ------------------------
  benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs. This
  ------------
  charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our administrative
  ---------------------
  costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To determine
  ----------------
  the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of
                               -------
  insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume. This
  -----------
  charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in the
  ---------------------------------------
  eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1(cent) per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3(cent) per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is elected
  --------------------------------
  at the time of application for the policy. The charge is 3(cent) per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
  ------------------------
  insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of account
  -------------------------
  value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

     The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating    Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                                 ----------  ----------------  ---------------  ----------   ---------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed.................................     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income.........................     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index............................     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value.........................     0.74%           N/A              0.10%         0.84%           0.11%
American Leaders Large Cap Value........     0.80%           N/A              0.10%         0.90%           N/A
Large Cap Growth........................     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth.............     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value...........................     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth..........................     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth..............     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity......................     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE......................     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth....................     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value.........................     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth........................     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced *.......................     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index..............     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities.............     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity.................     1.27%           N/A              0.10%         1.37%           2.17%

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating    Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                                 ----------  ----------------  ---------------  ----------   ---------------
Short-Term Bond.........................     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index..............................     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond *...........................     0.25%           N/A              0.03%         0.28%           0.03%
Core Bond...............................     0.70%           N/A              0.10%         0.80%           N/A
Global Bond.............................     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond.........................     0.65%           N/A              0.10%         0.75%           0.39%
Money Market............................     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value..........................     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth.....................     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Contrafund(R)..............     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2
 SHARES (NOTE 3):
Templeton International Securities......     0.69%          0.25%             0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS (NOTE 4):
Janus Aspen Global Technology...........     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth............     0.65%          0.25%             0.05%         0.95%           0.05%


MFS VARIABLE INSURANCE TRUST
 (NOTE 5):
MFS New Discovery.......................     0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). The percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates because the funds were not in operation prior to the date of this prospectus.

   * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999. All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

     Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 .  We must receive the request for such a transfer during the period beginning
   60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

     We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16 and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

        . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

        . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

     When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

        . Option A - The death benefit will equal the greater of (1) the Total
          Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

        . Option B - The death benefit will equal the greater of (1) the Total
          Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

        . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

        . We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

     At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

        . the remaining Total Sum Insured will be at least $500,000, and

        . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

     Please read "Tax considerations" starting on page 34 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

     You have the right to cancel your policy within the latest of the following periods:

        . 10 days after you receive it (this period may be longer in some states);

        . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
          or

        . 45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

        . Option 1 - Proceeds left with us to accumulate with interest

        . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

        . Option 2B - Equal monthly payments for a specified period of time

        . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

        . Option 4 - Equal monthly payments for life with no refund

        . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

     Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

     Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

     For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 34.

HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

     Certain requests must be made in writing and be signed and dated by you. They include the following:

        . loans, surrenders or partial withdrawals

        . transfers of account value among investment options

        . change of allocation among investment options for new premium payments

        . change of death benefit option

        . increase or decrease in Total Sum Insured

        . change of beneficiary

        . election of payment option for policy proceeds

        . tax withholding elections

        . election of telephone transaction privilege

You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                             ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

     Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

     With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

     The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                     Death Benefit                  Surrender Value
                             ------------------------------  -------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  -------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  -----------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,295  $  4,579   $    4,863
   2            17,556        500,000   500,000     500,000    10,130    11,037       11,978
   3            26,998        500,000   500,000     500,000    15,074    16,954       18,977
   4            36,912        500,000   500,000     500,000    20,469    23,687       27,283
   5            47,322        500,000   500,000     500,000    25,787    30,723       36,455
   6            58,252        500,000   500,000     500,000    32,092    39,183       47,734
   7            69,728        500,000   500,000     500,000    38,304    48,023       60,188
   8            81,779        500,000   500,000     500,000    44,423    57,255       73,934
   9            94,432        500,000   500,000     500,000    50,446    66,896       89,107
  10           107,717        500,000   500,000     500,000    56,372    76,960      105,851
  11           121,667        500,000   500,000     500,000    62,845    88,147      125,047
  12           136,314        500,000   500,000     500,000    69,201    99,815      146,225
  13           151,694        500,000   500,000     500,000    75,436   111,982      169,590
  14           167,843        500,000   500,000     500,000    81,539   124,660      195,364
  15           184,799        500,000   500,000     500,000    87,501   137,863      223,797
  16           202,603        500,000   500,000     500,000    93,307   151,604      255,165
  17           221,297        500,000   500,000     538,886    98,940   165,895      289,744
  18           240,926        500,000   500,000     590,546   104,380   180,746      327,832
  19           261,536        500,000   500,000     645,649   109,603   196,168      369,763
  20           283,177        500,000   500,000     704,522   114,576   212,171      415,896
  25           408,735        500,000   500,000   1,072,595   135,791   303,048      726,339
  30           568,983        500,000   546,346   1,613,005   144,130   412,603    1,218,149
  35           773,504        500,000   659,284   2,421,163   127,120   540,278    1,984,122

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     Death Benefit                   Surrender Value
                             ------------------------------  -------------------------------
                                 Assuming hypothetical            Assuming hypothetical
End of    Planned Premiums       gross annual return of           gross annual return of
Policy     accumulated at    ------------------------------  -------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  -----------
   1          $  8,564       $504,294  $504,579  $  504,863  $  4,294  $  4,579   $    4,863
   2            17,556        509,721   510,629     511,569    10,129    11,036       11,977
   3            26,998        515,072   516,952     518,975    15,072    16,952       18,975
   4            36,912        520,466   523,683     527,279    20,466    23,683       27,279
   5            47,322        525,782   530,717     536,447    25,782    30,717       36,447
   6            58,252        532,084   539,174     547,722    32,084    39,174       47,722
   7            69,728        538,293   548,008     560,169    38,293    48,008       60,169
   8            81,779        544,407   557,234     573,906    44,407    57,234       73,906
   9            94,432        550,424   566,865     589,064    50,424    66,865       89,064
  10           107,717        556,341   576,915     605,786    56,341    76,915      105,786
  11           121,667        562,804   588,086     624,955    62,804    88,086      124,955
  12           136,314        569,147   599,730     646,093    69,147    99,730      146,093
  13           151,694        575,360   611,859     669,393    75,360   111,859      169,393
  14           167,843        581,430   624,480     695,066    81,430   124,480      195,066
  15           184,799        587,344   637,598     723,342    87,344   137,598      223,342
  16           202,603        593,082   651,214     754,471    93,082   151,214      254,471
  17           221,297        598,621   665,322     788,723    98,621   165,322      288,723
  18           240,926        603,929   679,912     826,387   103,929   179,912      326,387
  19           261,536        608,972   694,965     867,780   108,972   194,965      367,780
  20           283,177        613,704   710,451     913,238   113,704   210,451      413,238
  25           408,735        632,169   794,475   1,217,464   132,169   294,475      717,464
  30           568,983        632,781   880,391   1,695,715   132,781   380,391    1,195,715
  35           773,504        599,160   948,493   2,436,768    99,160   448,493    1,936,768

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
------   ------------------  --------  --------  ----------  -------  --------  -----------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 4,133  $  4,411   $    4,690
   2            17,556        500,000   500,000     500,000    9,771    10,655       11,572
   3            26,998        500,000   500,000     500,000   14,462    16,284       18,248
   4            36,912        500,000   500,000     500,000   19,540    22,643       26,119
   5            47,322        500,000   500,000     500,000   24,467    29,204       34,719
   6            58,252        500,000   500,000     500,000   30,295    37,071       45,264
   7            69,728        500,000   500,000     500,000   35,933    45,178       56,786
   8            81,779        500,000   500,000     500,000   41,366    53,520       69,370
   9            94,432        500,000   500,000     500,000   46,582    62,090       83,114
  10           107,717        500,000   500,000     500,000   51,559    70,881       98,120
  11           121,667        500,000   500,000     500,000   56,759    80,387      115,042
  12           136,314        500,000   500,000     500,000   61,664    90,106      133,522
  13           151,694        500,000   500,000     500,000   66,238   100,013      153,703
  14           167,843        500,000   500,000     500,000   70,436   110,077      175,745
  15           184,799        500,000   500,000     500,000   74,204   120,260      199,827
  16           202,603        500,000   500,000     500,000   77,484   130,523      226,165
  17           221,297        500,000   500,000     500,000   80,182   140,799      254,991
  18           240,926        500,000   500,000     516,152   82,273   151,082      286,533
  19           261,536        500,000   500,000     560,081   83,654   161,307      320,758
  20           283,177        500,000   500,000     606,150   84,228   171,419      357,825
  25           408,735        500,000   500,000     874,630   69,967   217,880      592,281
  30           568,983             **   500,000   1,221,713       **   244,483      922,644
  35           773,504             **   500,000   1,674,875       **   218,081    1,372,545

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
------   ------------------  --------  --------  ----------  -------  --------  -----------
   1          $  8,564       $504,133  $504,411  $  504,690  $ 4,133  $  4,411   $    4,690
   2            17,556        509,362   510,246     511,163    9,770    10,653       11,571
   3            26,998        514,458   516,279     518,243   14,458    16,279       18,243
   4            36,912        519,529   522,631     526,104   19,529    22,631       26,104
   5            47,322        524,445   529,177     534,687   24,445    29,177       34,687
   6            58,252        530,254   537,019     545,199   30,254    37,019       45,199
   7            69,728        535,861   545,085     556,665   35,861    45,085       56,665
   8            81,779        541,249   553,362     569,160   41,249    53,362       69,160
   9            94,432        546,400   561,838     582,764   46,400    61,838       82,764
  10           107,717        551,289   570,491     597,560   51,289    70,491       97,560
  11           121,667        556,367   579,804     614,172   56,367    79,804      114,172
  12           136,314        561,109   589,252     632,200   61,109    89,252      132,200
  13           151,694        565,471   598,788     651,735   65,471    98,788      151,735
  14           167,843        569,391   608,349     672,859   69,391   108,349      172,859
  15           184,799        572,802   617,857     695,652   72,802   117,857      195,652
  16           202,603        575,630   627,223     720,196   75,630   127,223      220,196
  17           221,297        577,758   636,313     746,534   77,758   136,313      246,534
  18           240,926        579,152   645,068     774,800   79,152   145,068      274,800
  19           261,536        579,687   653,331     805,043   79,687   153,331      305,043
  20           283,177        579,250   660,950     837,328   79,250   160,950      337,328
  25           408,735        557,110   681,970   1,030,465   57,110   181,970      530,465
  30           568,983             **   641,302   1,267,441       **   141,302      767,441
  35           773,504             **        **   1,519,453       **        **    1,019,453

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO....................................         28
How we support the policy and investment options                   28
Procedures for issuance of a policy.......................         29
Basic Sum Insured vs. Additional Sum Insured                       30
Commencement of investment performance....................         31
How we process certain policy transactions................         31
Effects of policy loans...................................         33
Additional information about how certain policy charges            33
work......................................................
How we market the policies................................         34
Tax considerations........................................         34
Reports that you will receive.............................         36
Voting privileges that you will have......................         36
Changes that JHVLICO can make as to your policy                    37
Adjustments we make to death benefits.....................         38
When we pay policy proceeds...............................         38
Other details about exercising rights and paying benefits          38
Legal matters.............................................         39
Registration statement filed with the SEC.................         39
Accounting and actuarial experts..........................         39
Financial statements of JHVLICO and the Account                    39
List of Directors and Executive Officers of JHVLICO                40

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 34).

COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 34.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  John Hancock Funds, Inc. ("JHFI"), an indirect wholly-owned subsidiary of John Hancock located at 101 Huntington Avenue, Boston, MA 02199, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the policies sold through the use of this prospectus. JHFI also serves as principal underwriter for John Hancock Variable Annuity Accounts H and JF, John Hancock Mutual Variable Life Insurance Account UV, John Hancock Variable Life Account U and Investors Partner Life Insurance Account L, all of which are registered under the 1940 Act.

  The policies may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO, and whose representatives are authorized by applicable law to sell variable life insurance policies.Gross first year commissions plus any expense allowance payments paid to such broker-dealers and financial institutions is not expected to exceed 80% of premiums paid up to the Target Premium plus 3% of any excess premium payments. Gross renewal commissions (i.e., after the first year) are not expected to exceed 3% of total premiums paid in policy years 2 through 5 plus 0.15% of account value less loans in policy years 2 and thereafter. In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter.

  We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor JHFI is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive Officers        Principal Occupations
--------------------------------        ---------------------
David F. D'Alessandro...........        Chairman of the Board and Chief Executive
                                        Officer of JHVLICO; President, Chief Operations
                                        Officer and Chief Executive Officer-Elect, John
                                        Hancock Life Insurance Company.
Michele G. Van Leer.............        Vice Chairman of the Board and President of
                                        JHVLICO; Senior Vice President, John Hancock
                                        Life Insurance Company.
Ronald J. Bocage................        Director, Vice President and Counsel of JHVLICO;
                                        Vice President and Counsel, John Hancock Life
                                        Insurance Company.
Bruce M. Jones..................        Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Thomas J. Lee...................        Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Barbara L. Luddy................        Director, Vice President and Actuary of JHVLICO;
                                        Senior Vice President, John Hancock Life
                                        Insurance Company.
Robert S. Paster................        Director and Vice President of JHVLICO;  Vice
                                        President, John Hancock Life Insurance Company.
Robert R. Reitano...............        Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Paul Strong.....................        Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Daniel L. Ouellette.............        Vice President, Marketing, of JHVLICO; Senior
                                        Vice President, John Hancock Life Insurance
                                        Company.
Edward P. Dowd..................        Vice President, Investments, of JHVLICO; Senior
                                        Vice President, John Hancock Life Insurance
                                        Company
Roger G. Nastou.................        Vice President, Investments, of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company
Todd G. Engelsen................        Vice President and Illustration Actuary of
                                        JHVLICO; Second Vice President, John Hancock
                                        Life Insurance Company
Julie H. Indge..................        Treasurer of JHVLICO; Financial Officer, John
                                        Hancock Life Insurance Company
Patrick F. Smith................        Controller of JHVLICO; Senior Associate
                                        Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli............        Secretary of JHVLICO; State Compliance Officer,
                                        John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                               FIRST QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                           (Unaudited)
                                                      March 31     December 31
                                                        2000          1999
                                                      ----------  ------------
                                                          (In millions)
Assets
Bonds..............................................   $ 1,276.6    $ 1,216.3
  Preferred stocks.................................        35.6         35.9
  Common stocks....................................         1.7          3.2
  Investment in affiliates.........................        81.3         80.7
Mortgage loans on real estate......................       429.0        433.1
Real estate........................................        24.8         25.0
Policy loans.......................................       181.8        172.1
Cash Items:
  Cash in banks....................................        (3.3)        27.2
  Temporary cash investments.......................       309.4        222.9
                                                      ---------    ---------
                                                          306.1        250.1
Premiums due and deferred..........................        23.1         29.9
Investment income due and accrued..................        35.7         33.2
Other general account assets.......................        52.3         65.3
Assets held in separate accounts...................     8,597.7      8,268.2
                                                      ---------    ---------
TOTAL ASSETS.......................................   $11,045.7    $10,613.0
                                                      =========    =========
Obligations and Stockholder's Equity
OBLIGATIONS
  Policy reserves..................................   $ 1,945.6    $ 1,866.6
  Federal income and other taxes payable...........        73.6         67.3
  Other general account obligations................       232.1        219.0
  Transfers from separate account, net.............      (225.7)      (221.6)
  Asset valuation reserve..........................        18.8         23.1
  Obligations related to separate accounts.........     8,590.9      8,261.6
                                                      ---------    ---------
TOTAL OBLIGATIONS..................................    10,635.3     10,216.0
Stockholder's Equity
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares...         2.5          2.5
  Paid-in capital..................................       572.4        572.4
  Unassigned deficit...............................      (164.5)      (177.9)
                                                      ---------    ---------
TOTAL STOCKHOLDER'S EQUITY.........................       410.4        397.0
                                                      ---------    ---------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY.........   $11,045.7    $10,613.0
                                                      =========    =========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                             (Unaudited)
                                                          Three months ended
                                                               March 31
                                                          -------------------
                                                            2000       1999
                                                          ---------  --------
                                                             (In millions)
Income
  Premiums.............................................   $ 231.3     $223.6
  Net investment income................................      39.6       32.5
  Other, net...........................................     132.4      145.3
                                                          -------     ------
                                                            403.3      401.4
Benefits and Expenses
  Payments to policyholders and beneficiaries..........      89.2       80.3
  Additions to reserves to provide for future payments
    to policyholders and
    beneficiaries......................................     216.3      238.2
  Expenses of providing service to policyholders and
    obtaining new insurance............................      73.5       75.7
  State and miscellaneous taxes........................       7.6        2.8
                                                          -------     ------
                                                            386.6      397.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
      AND NET REALIZED CAPITAL GAINS (LOSSES)..........      16.7        4.4
Federal income taxes...................................       4.7        1.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
      GAINS (LOSSES)...................................      12.0        3.4
Net realized capital gains (losses)....................       0.4       (1.5)
                                                          -------     ------
     NET INCOME........................................      12.4        1.9
Unassigned deficit at beginning of period..............    (177.9)     (49.2)
Net unrealized capital gains (losses) and other
 adjustments...........................................       1.1        0.3
Other reserves and adjustments.........................      (0.1)      (4.2)
                                                          -------     ------
UNASSIGNED DEFICIT AT END OF PERIOD....................   $(164.5)    $(51.2)
                                                          =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

                                                                (Unaudited)
                                                             Three months ended
                                                                  March 31
                                                            --------------------
                                                              2000        1999
                                                            --------    --------
                                                               (In millions)
Cash Flows from Operating Activities:
  Insurance premiums......................................  $ 241.4     $ 225.3
  Net investment income...................................     37.2        29.9
  Benefits to policyholders and beneficiaries.............    (79.6)      (70.8)
  Dividends paid to policyholders.........................     (6.4)       (6.1)
  Insurance expenses and taxes............................    (91.9)     (107.8)
  Net transfers to separate accounts......................   (141.4)     (182.0)
  Other, net..............................................    134.4       175.7
                                                            -------     -------
     NET CASH PROVIDED FROM OPERATIONS....................     93.7        64.2
                                                            -------     -------
Cash Flows used in Investing Activities:
  Bond purchases..........................................   (157.5)      (71.3)
  Bond sales..............................................     73.5         8.7
  Bond maturities and scheduled redemptions...............     18.9        18.8
  Bond prepayments........................................      2.6         3.2
  Stock purchases.........................................     (0.4)       (0.2)
  Proceeds from stock sales...............................      1.2         1.5
  Real estate purchases...................................     (0.1)       (0.9)
  Real estate sales.......................................      0.0        10.4
  Other invested assets purchases.........................     (0.1)        0.0
  Proceeds from the sale of other invested assets.........      0.0         0.0
  Mortgage loans issued...................................     (4.3)      (23.4)
  Mortgage loan repayments................................      8.4         5.2
  Other, net..............................................     20.1        (2.8)
                                                            -------     -------
     NET CASH USED IN INVESTING ACTIVITIES................    (37.7)      (50.8)
                                                            -------     -------
Cash Flows From Financing Activities:
  Net increase (decrease) in short-term note payable......     (0.0)      (32.3)
                                                            -------     -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES..........     (0.0)      (32.3)
                                                            -------     -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH INVESTMENTS     56.0       (18.9)
Cash and temporary cash investments at beginning of year..    250.1        19.9
                                                            -------     -------
CASH AND TEMPORARY CASH INVESTMENTS AT THE END OF PERIOD..  $ 306.1     $   1.0
                                                            =======     =======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                                            Common  Paid-in  Unassigned
                                                            Stock   Capital   Deficit      Total
                                                            ------  -------  ----------  ---------
                                                                        (In millions)
For the three months ended March 31, 1999 (unaudited)
Balance at January 1, 1999.............................      $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
  Capital contribution.................................
  Net gain.............................................                           1.9        1.9
  Net unrealized capital gains and other adjustments...                           0.3        0.3
  Other reserves and adjustments.......................                          (4.2)      (4.2)
                                                             ----   ------    -------     ------
Balance at March 31, 1999..............................      $2.5   $377.5    $ (51.2)    $328.8
                                                             ====   ======    =======     ======
For the three months ended March 31, 2000 (unaudited)
Balance at January 1, 2000.............................      $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
  Capital contribution.................................
  Net gain.............................................                          12.4       12.4
  Net unrealized capital gains and other adjustments...                           1.1        1.1
  Provision for Litigation Reserve.....................
  Other reserves and adjustments.......................                          (0.1)      (0.1)
                                                             ----   ------    -------     ------
Balance at March 31, 2000 .............................      $2.5   $572.4    $(164.5)    $410.4
                                                             ====   ======    =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1--BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  ---------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6........................................   $ 1,216.3    $1,185.8
Preferred stocks.....................................        35.9        36.5
Common stocks........................................         3.2         3.1
Investment in affiliates.............................        80.7        81.7
Mortgage loans on real estate--Note 6................       433.1       388.1
Real estate..........................................        25.0        41.0
Policy loans.........................................       172.1       137.7
Cash items:
   Cash in banks.....................................        27.2        11.4
   Temporary cash investments........................       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred............................        29.9        32.7
Investment income due and accrued....................        33.2        29.8
Other general account assets.........................        65.3        47.5
Assets held in separate accounts.....................     8,268.2     6,595.2
                                                        ---------    --------


          Total assets...............................   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
  Policy reserves....................................   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1.....        67.3        44.3
  Other general account obligations..................       219.0       150.9
  Transfers from separate accounts, net..............      (221.6)     (190.3)
  Asset valuation reserve--Note 1....................        23.1        21.9
  Obligations related to separate accounts...........     8,261.6     6,589.4
                                                        ---------    --------
Total obligations....................................    10,216.0     8,268.2

Stockholder's equity
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares.....         2.5         2.5
  Paid-in capital....................................       572.4       377.5
  Unassigned deficit--Note 10........................      (177.9)      (49.2)
                                                        ---------    --------
  Total stockholder's equity.........................       397.0       330.8
                                                        ---------    --------

          Total obligations and stockholder's equity.   $10,613.0    $8,599.0
                                                        =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                          YEAR ENDED DECEMBER 31,
                                                                           1999             1998
                                                                        ----------       ----------
                                                                                (IN MILLIONS)
INCOME
Premiums.........................................................       $    950.8         $1,272.3
Net investment income--Note 3....................................            136.0            122.8
Other, net.......................................................            605.4            618.1
                                                                        ----------         --------
                                                                           1,692.2          2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries......................            349.9            301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries...............................            888.8          1,360.2
Expenses of providing service to policyholders and
   obtaining new insurance--Note 5...............................            314.4            274.2
State and miscellaneous taxes....................................             20.5             28.1
                                                                        ----------         --------
                                                                           1,573.6          1,963.9
                                                                        ----------         --------
 Gain from operations before federal income taxes and net
   realized capital losses.......................................            118.6             49.3
Federal income taxes--Note 1.....................................             42.9             33.1
                                                                        ----------         --------
 Gain from operations before net realized capital losses.........             75.7             16.2
Net realized capital losses--Note 4..............................             (1.7)            (0.6)
                                                                        ----------         --------
          Net income.............................................             74.0             15.6

Unassigned deficit at beginning of year..........................            (49.2)           (58.3)
Net unrealized capital losses and other adjustments--Note 4......             (3.8)            (6.0)
Other reserves and adjustments--Note 10..........................           (198.9)            (0.5)
                                                                        ----------         --------

          Unassigned deficit at end of year......................       $   (177.9)        $  (49.2)
                                                                        ==========         ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                        Year Ended December 31,
                                                                        -----------------------
                                                                          1999           1998
                                                                        -------        --------
                                                                             (In millions)
Cash flows from operating activities:
   Insurance premiums.................................................  $ 958.5        $1,275.3
   Net investment income..............................................    134.2           118.2
   Benefits to policyholders and beneficiaries........................   (321.6)         (275.5)
Dividends paid to policyholders.......................................    (25.6)          (22.3)
Insurance expenses and taxes..........................................   (344.8)         (296.9)
Net transfers to separate accounts....................................   (705.3)         (874.4)
   Other, net.........................................................    540.6           551.3
                                                                        -------        --------
       Net cash provided from operations..............................    236.0           475.7
                                                                        -------        --------

Cash flows used in investing activities:
   Bond purchases.....................................................   (240.7)         (618.8)
   Bond sales.........................................................    108.3           340.7
   Bond maturities and scheduled redemptions..........................     78.4           111.8
   Bond prepayments...................................................     18.7            76.5
   Stock purchases....................................................     (3.9)          (23.4)
   Proceeds from stock sales..........................................      3.6             1.9
   Real estate purchases..............................................     (2.2)           (4.2)
   Real estate sales..................................................     17.8             2.1
   Other invested assets purchases....................................     (4.5)            0.0
   Mortgage loans issued..............................................    (70.7)         (145.5)
   Mortgage loan repayments...........................................     25.3            33.2
   Other, net.........................................................    (68.9)         (435.2)
                                                                        -------        --------
       Net cash used in investing activities..........................   (138.8)         (660.9)
                                                                        -------        --------

Cash flows from financing activities:
   Capital contribution...............................................    194.9
   Net (decrease) increase in short-term note payable.................    (61.9)           61.9
                                                                        -------        --------
       Net cash provided from financing activities....................    133.0            61.9
                                                                        -------        --------
       Increase (decrease) in cash and temporary cash investments.....    230.2          (123.3)

 Cash and temporary cash investments at beginning of year.............     19.9           143.2
                                                                        -------        --------
       Cash and temporary cash investments at end of year.............    250.1        $   19.9
                                                                        =======        ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.   NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

     John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

   Basis of Presentation

     The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

     The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.
     The significant accounting practices of the Company are as follows:

   Pending Statutory Standards

     During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

   Revenues and Expenses

     Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

   Cash and Temporary Cash Investments

     Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

   Valuation of Assets

     General account investments are carried at amounts determined on the following bases:

     Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

     Investments in affiliates are included on the statutory equity method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

     The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

     Mortgage loans are carried at outstanding principal balance or amortized cost.

     Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

     Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

     Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

   Asset Valuation and Interest Maintenance Reserves

     The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

     The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

   Goodwill

     The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

   Separate Accounts

     Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

   Fair Value Disclosure of Financial Instruments

     Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

     The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

     The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

     Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

     The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

     The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

     The carrying amount in the statement of financial position for policy loans approximates their fair value.

     The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

   Capital Gains and Losses

     Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

   Policy Reserves

     Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.
   Federal Income Taxes

     Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

     Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

     Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

   Adjustments to Policy Reserves

     From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

   Reinsurance

     Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2.   Acquisition

     On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:

                                             1999         1998
                                            -------      ------
                                               (In millions)

Total assets...........................      570.7       587.8
Total liabilities......................      498.9       517.5
Total revenue..........................       35.6        38.8
Net income.............................        3.5         3.8

3.   Net Investment Income

Investment income has been reduced by the following amounts:

                                             1999         1998
                                            ------       ------
                                               (In millions)

Investment expenses . . . . . . . . . . . . $  9.5       $  8.3
Interest expense. . . . . . . . . . . . . .    1.7          2.4
Depreciation expense. . . . . . . . . . . .    0.6          0.8
Investment taxes. . . . . . . . . . . . . .    0.3          0.7
                                            ------       ------
                                            $ 12.1       $ 12.2
                                            ======       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4.   Net Capital Gains (Losses) And Other Adjustments

Net realized capital gains (losses) consist of the following items:


                                                          1999       1998
                                                         ------     ------
                                                           (In millions)

Net gains from asset sales............................   $ (2.8)    $  7.6
Capital gains tax.....................................      0.2       (2.9)
Net capital gains transferred to IMR..................      0.9       (5.3)
                                                         ------     ------

Net realized capital losses...........................   $ (1.7)    $ (0.6)
                                                         ======     ======

Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                          1999       1998
                                                         ------     ------
                                                           (In millions)

Net losses from changes in security values and book
     value adjustments................................   $ (2.6)    $ (2.7)
Increase in asset valuation reserve...................     (1.2)      (3.3)
                                                         ------     ------

Net unrealized capital losses and other adjustments...   $ (3.8)    $ (6.0)
                                                         ======     ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5.   Transactions with Parent

     The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

     The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

     Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

     At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6.   Investments

The statement value and fair value of bonds are shown below:

                                                                               Gross Unrealized   Gross Unrealized
                                                             Statement Value          Gains            Losses         Fair Value
                                                             ---------------   ----------------   ----------------    ----------
                                                                                        (In millions)
December 31, 1999
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...................    $        5.9         $    0.0            $   0.1         $     5.8
Obligations of states and political subdivisions.........             2.2              0.1                0.1               2.2
Debit securities issued by foreign governments...........            13.9              0.8                0.1              14.6
Corporate securities.....................................           964.9             13.0               59.4             918.5
Mortgage-backed securities...............................           229.4              0.5                7.8             222.1
                                                             ------------         --------            -------         ---------
Total bonds..............................................    $    1,216.3         $   14.4            $  67.5         $ 1,163.2
                                                             ============         ========            =======         =========
December 31, 1998
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...................    $        5.1         $    0.1            $   0.0         $     5.2
Obligations of states and political subdivisions.........             3.2              0.3                0.0               3.5
Corporate securities.....................................           925.2             50.4               15.0             960.6
Mortgage-backed securities...............................           252.3             10.0                0.1             262.2
                                                             ------------         --------            -------         ---------
Total bonds..............................................    $    1,185.8         $   60.8            $  15.1         $ 1,231.5
                                                             ============         ========            =======         =========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                                                          Statement          Fair
                                                                                            Value            Value
                                                                                          ---------        ---------
                                                                                                    (In millions)
Due in one year or less................................................................   $    58.5        $    58.2
Due after one year through five years..................................................       286.8            282.0
Due after five years through ten years.................................................       425.4            405.6
Due after ten years....................................................................       216.2            195.3
                                                                                          ---------        ---------
                                                                                              986.9            941.1

Mortgage-backed securities.............................................................       229.4            222.1
                                                                                          ---------        ---------
                                                                                          $ 1,216.3        $ 1,163.2
                                                                                          =========        =========

     Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

     At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

     The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

     Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

     At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                           Statement             Geographic                Statement
Property Type                                                Value              Concentration                 Value
                                                         (In millions)                                   (In millions)
Apartments..........................................         $112.1           East North Central             $ 71.3
Hotels..............................................           11.3           East South Central                7.4
Industrial..........................................           66.0           Middle Atlantic                  28.5
Office buildings....................................           86.4           Mountain                         21.0
Retail..............................................           25.5           New England                      37.5
Agricultural........................................           99.6           Pacific                         111.1
Other...............................................           32.2           South Atlantic                   87.6
                                                                              West North Central               16.6
                                                                              West South Central               48.6
                                                                              Other                             3.5
                                                             ------                                          ------
                                                             $433.1                                          $433.1
                                                             ======                                          ======

     At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

     The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7.   Reinsurance

     The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

     Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

     The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8.   Financial Instruments with Off-Balance-Sheet Risk

     The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

                                           Number of Contracts/                           Assets (Liabilities)
                                                                   ----------------------------------------------------
                                             Notional Amounts               1999                         1998
                                                                   Carrying                     Carrying
                                             1999       1998         Value       Fair Value      Value       Fair Value
                                            ------     -----       ---------     ----------     --------    -----------
                                                               (In millions)
Futures contracts to sell securities          362.0     947.0        $ 0.6          $ 0.6        $(0.5)       $ (0.5)
Interest rate swap agreements                $965.0    $365.0           --           11.5           --         (17.7)
Interest rate cap agreements                  239.4      89.4          5.6            5.6          3.1           3.1
Currency rate swap agreements                  15.8      15.8           --           (1.6)          --          (3.3)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

     The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. Policy Reserves Policyholders' and Beneficiaries' Funds and Obligations Related to Separate Accounts

     The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                                             December 31, 1999             Percent
                                                                             -----------------             -------
                                                                                                (In millions)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment...........................................           $    3.8                     0.1%
At book value less surrender charge                                                   40.5                     1.5
At market value........................................................            2,326.6                    87.1
                                                                                  --------                  ------
   Total with adjustment...............................................            2,370.9                    88.7
Subject to discretionary withdrawal
   at book value (without adjustment)..................................              287.1                    10.7
Not subject to discretionary withdrawal-- general account..............               15.4                     0.6
                                                                                  --------                  ------
Total annuity reserves and deposit liabilities.........................           $2,673.4                   100.0%
                                                                                  ========                  ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10.  Commitments and Contingencies

     The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                     December 31,
                                                            1999                      1998
                                                  Carrying        Fair       Carrying      Fair
                                                   Amount         Value       Amount       Value
                                                  --------      --------     --------    --------
                                                                  (In millions)
Assets
  Bonds-- Note 6                                  $1,216.3      $1,163.2     $1,185.8    $1,231.5
  Preferred stocks--Note 6                            35.9          35.9         36.5        36.5
  Common stocks--Note 6                                3.2           3.2          3.1         3.1
  Mortgage loans on real estate--Note 6              433.1         421.7        388.1       401.3
  Policy loans--Note 1                               172.1         172.1        137.7       137.7
  Cash items--Note 1                                 250.1         250.1         19.9        19.9

Derivatives assets (liabilities) relating
  to: --Note 8
  Futures contracts                                    0.6           0.6         (0.5)       (0.5)
  Interest rate swaps                                   --          11.5           --       (17.7)
  Currency rate swaps                                   --          (1.6)          --        (3.3)
  Interest rate caps                                   5.6           5.6          3.1         3.1

Liabilities
  Commitments--Note 10                                  --          19.4           --        32.1

     The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12.  SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

     Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13.  IMPACT OF YEAR 2000 (UNAUDITED)

     The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

     Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

     The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                              FIRST QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                March 31, 2000

                                                                                                           International
                                                                                 Large Cap     Sovereign      Equity     Small Cap
                                                                                   Growth         Bond        Index       Growth
                                                                                 Subaccount    Subaccount   Subaccount   Subaccount
                                                                                ------------  -----------  -----------  -----------
Assets
Cash.........................................................................   $         --  $        --  $        --  $        --
Investments in shares of portfolios of John Hancock Variable Series Trust I,
  at value...................................................................    138,526,150   34,068,646   35,829,658   39,276,504
Investments in shares of portfolios of M Fund Inc., at value.................             --           --           --           --
Receivable from:
  John Hancock Variable Series Trust I.......................................         44,917      202,525       59,623           --
  M Fund Inc.................................................................             --           --           --           --
                                                                                ------------  -----------  -----------  -----------
Total assets.................................................................    138,571,067   34,271,171   35,889,281   39,276,504
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................             --           --           --           --
  M Fund Inc.................................................................             --           --           --           --
Asset charges payable........................................................          1,390          284          378          437
                                                                                ------------  -----------  -----------  -----------
Total liabilities............................................................          1,390          284          378          437
                                                                                ------------  -----------  -----------  -----------
Net assets...................................................................   $138,569,677  $34,270,887  $35,888,903  $39,276,067
                                                                                ============  ===========  ===========  ===========

                                                                                International   Mid Cap      Large Cap     Money
                                                                                  Balanced       Growth        Value       Market
                                                                                 Subaccount    Subaccount   Subaccount   Subaccount
                                                                                ------------  -----------  -----------  -----------
Assets
Cash.........................................................................   $         --           --           --           --
Investments in shares of portfolios of John Hancock Variable Series Trust
I, at value..................................................................      4,253,445   76,843,249   30,278,966   69,664,696
Investments in shares of portfolios of M Fund Inc., at value.................             --           --           --           --
Receivable from:
  John Hancock Variable Series Trust I.......................................         10,559           --       59,377       32,506
  M Fund Inc.................................................................             --           --           --           --
                                                                                ------------  -----------  -----------  -----------
Total assets.................................................................      4,264,004   76,843,249   30,338,343   69,697,202
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................             --           --           --           --
  M Fund Inc.................................................................             --           --           --           --
Asset charges payable........................................................             43          798          295        2,517
                                                                                ------------  -----------  -----------  -----------
Total liabilities............................................................             43          798          295        2,517
                                                                                ------------  -----------  -----------  -----------
Net assets...................................................................   $  4,263,961  $76,842,451  $30,338,048  $69,694,685
                                                                                ============  ===========  ===========  ===========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                March 31, 2000

                                                                                 Mid Cap     Small/Mid Cap  Real Estate   Growth &
                                                                                  Value         Growth        Equity       Income
                                                                                Subaccount    Subaccount    Subaccount   Subaccount
                                                                               ------------  -----------   -----------  ------------
Assets
Cash.........................................................................  $         --  $        --   $        --  $         --
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value..........................................................    21,554,510    9,607,284    10,188,124   212,753,886
Investments in shares of portfolios of M Fund Inc., at value.................            --           --            --            --
Receivable from:
  John Hancock Variable Series Trust I.......................................            --           --        94,477       199,984
  M Fund Inc.................................................................            --           --            --            --
                                                                               ------------  -----------   -----------  ------------
Total assets.................................................................    21,554,510    9,607,284    10,282,601   212,953,870
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................            --
  M Fund Inc.................................................................            --           --            --            --
Asset charges payable........................................................           240          109            98         2,577
                                                                               ------------  -----------   -----------  ------------
Total liabilities............................................................           240          109            98         2,577
                                                                               ------------  -----------   -----------  ------------
Net assets...................................................................  $ 21,554,270  $ 9,607,175  $ 10,282,503  $212,951,293
                                                                               ============  ===========  ============  ============

                                                                                             Short-Term   Small Cap    International
                                                                                Managed         Bond        Value      Opportunities
                                                                               Subaccount    Subaccount   Subaccount     Subaccount
                                                                              ------------  -----------  -----------   -------------
Assets
Cash......................................................................    $         --  $        --  $        --    $         --
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value.......................................................     128,065,080   14,256,150   21,734,702      37,871,091
Investments in shares of portfolios of M Fund Inc., at value..............              --           --           --              --
Receivable from:
  John Hancock Variable Series Trust I....................................         315,897       74,555       26,141              --
  M Fund Inc..............................................................              --           --           --              --
                                                                              ------------  -----------  -----------    ------------
Total assets..............................................................     128,380,977   14,330,705   21,760,843      37,871,091
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company............................
  M Fund Inc..............................................................              --           --           --              --
Asset charges payable.....................................................           1,930          114          249             419
                                                                              ------------  -----------  -----------    ------------
Total liabilities.........................................................           1,930          114          249             419
                                                                              ------------  -----------  -----------    ------------
Net assets................................................................    $128,379,047  $14,330,591  $21,760,594    $ 37,870,672
                                                                              ============  ===========  ===========    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                March 31, 2000

                                                                                                             Turner       Brandes
                                                                                  Equity        Global        Core     International
                                                                                  Index          Bond        Growth        Equity
                                                                                Subaccount    Subaccount   Subaccount    Subaccount
                                                                               ------------  -----------  -----------   -----------
Assets
Cash.........................................................................  $         --  $        --  $        --   $        --
Investments in shares of portfolios of John Hancock Variable Series Trust
  I, at value................................................................   166,904,694    6,665,704   26,408,892    20,618,593
Investments in shares of portfolios of M Fund Inc., at value.................            --           --           --            --
Receivable from:
  John Hancock Variable Series Trust I.......................................       148,551       24,942           --            --
  M Fund Inc.................................................................            --           --           --            --
                                                                               ------------  -----------   ----------   -----------
Total assets.................................................................   167,053,245    6,690,646   26,408,892    20,618,593
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................            --           --           --            --
  M Fund Inc.................................................................            --           --           --            --
Asset charges payable........................................................         1,756           84          252           177
Total liabilities............................................................         1,756           84          252           177
                                                                               ------------  -----------  -----------   -----------
Net assets...................................................................  $167,051,489  $ 6,690,562  $26,408,640   $20,618,416
                                                                               ============  ===========  ===========   ===========

                                                                                  Frontier                   Emerging
                                                                                   Capital     Enhanced       Markets       Global
                                                                                Appreciation  U.S. Equity     Equity        Equity
                                                                                 Subaccount    Subaccount   Subaccount    Subaccount
                                                                                ------------  -----------  -----------   -----------
Assets
Cash.........................................................................   $         --  $        --  $        --   $        --
Investments in shares of portfolios of John Hancock Variable Series Trust
  I, at value................................................................     25,267,062    7,638,154    6,551,090     1,455,275
Investments in shares of portfolios of M Fund Inc., at value.................             --           --           --            --
Receivable from:
  John Hancock Variable Series Trust I.......................................             --           --           --            --
  M Fund Inc.................................................................             --           --           --            --
Total assets.................................................................     25,267,062    7,638,154    6,551,090     1,455,275
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................             --           --           --            --
  M Fund Inc.................................................................             --           --           --            --
Asset charges payable........................................................            225           71           85            21
                                                                                ------------  -----------  -----------   -----------
Total liabilities............................................................            225           71           85            21
                                                                                ------------  -----------  -----------   -----------
Net assets...................................................................   $ 25,266,837  $ 7,638,083  $ 6,551,005   $ 1,455,254
                                                                                ============  ===========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                March 31, 2000


                                                                                                                             High
                                                                                                 Bond        Small/Mid       Yield
                                                                                                 Index        Cap CORE       Bond
                                                                                               Subaccount    Subaccount   Subaccount
                                                                                               ----------    ----------   ----------
Assets
Cash........................................................................................   $       --    $      --    $       --
Investments in shares of portfolios of John Hancock Variable Series Trust I, at value.......    5,742,766      941,401     3,455,998
Investments in shares of portfolios of M Fund Inc., at value................................           --           --            --
Receivable from:
  John Hancock Variable Series Trust I......................................................       31,284           --        23,811
  M Fund Inc................................................................................           --           --            --
                                                                                               ----------    ---------    ----------
Total assets................................................................................    5,774,050      941,401     3,479,809
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company..............................................           --           --            --
  M Fund Inc................................................................................           --           --            --
Asset charges payable.......................................................................           73           11            40
                                                                                               ----------    ---------    ----------
Total liabilities...........................................................................           73           11            40
                                                                                               ----------    ---------    ----------
Net assets..................................................................................   $5,773,977    $ 941,390    $3,479,769
                                                                                               ==========    =========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     STATEMENTS OF OPERATIONS (Unaudited)

                       Years and periods ended March 31,

                                                              Large Cap Growth Subaccount            Sovereign Bond Subaccount
                                                         ------------------------------------   -----------------------------------
                                                            2000         1999         1998         2000         1999        1998
                                                         ----------  -----------  -----------   ----------  -----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................   $  100,009  $17,558,034  $ 6,312,073   $  450,283  $ 2,851,613  $2,190,901
  M Fund Inc..........................................           --           --           --           --           --          --
                                                         ----------  -----------  -----------   ----------  -----------  ----------
Total investment income...............................      100,009   17,558,034    6,312,073      450,283    2,851,613   2,190,901
Expenses:
  Mortality and expense risks.........................      109,487      324,595      168,652       27,938      126,407      93,556
                                                         ----------  -----------  -----------   ----------  -----------  ----------
Net investment income (loss)..........................       (9,478)  17,233,439    6,143,421      422,345    2,725,206   2,097,345
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses).........................    1,487,863    5,003,007    1,750,881     (796,838)  (1,391,910)    185,230
  Net unrealized appreciation (depreciation)
    during the period.................................    8,093,756   (2,053,672)   8,041,022      921,253   (1,837,190)   (378,058)
                                                         ----------  -----------  -----------   ----------  -----------  ----------
Net realized and unrealized gain (loss) on
  investments.........................................    9,581,619    2,949,335    9,791,903      124,415   (3,229,100)   (192,828)
                                                         ----------  -----------  -----------   ----------  -----------  ----------
Net increase (decrease) in net assets resulting
  from operations.....................................   $9,572,141  $20,182,774  $15,935,324   $  546,760  $  (503,894) $1,904,517
                                                         ==========  ===========  ===========   ==========  ===========  ==========

                                                         International Equity Index Subaccount      Small Cap Growth Subaccount
                                                         -------------------------------------  -----------------------------------
                                                            2000         1999         1998         2000         1999        1998
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................   $   83,362  $   936,475  $  1,930,710  $       --  $ 3,697,955  $       --
                                                         ----------  -----------  -----------   ----------  -----------  ----------
  M Fund Inc..........................................           --           --            --          --           --          --
Total investment income...............................       83,362      936,475     1,930,710          --    3,697,955          --
Expenses:
  Mortality and expense risks.........................       32,246       81,058        45,651      39,242       60,221      22,593
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net investment income (loss)..........................       51,116      855,417     1,885,059     (39,242)   3,637,734     (22,593)
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains..................................      703,499      753,750       152,030   2,556,750    2,548,944      58,729
  Net unrealized appreciation (depreciation)
    during the period.................................     (708,302)   4,871,167        78,480   2,295,972    3,920,455   1,070,805
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net realized and unrealized gain (loss) on
  investments.........................................       (4,803)   5,624,917       230,510   4,852,722    6,469,399   1,129,534
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net increase in net assets resulting from
  operations..........................................   $   46,313  $ 6,480,334  $  2,115,569  $4,813,480  $10,107,133  $1,106,941
                                                         ==========  ===========  ============  ==========  ===========  ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                           International Balanced Subaccount         Mid Cap Growth Subaccount
                                                         -------------------------------------  -----------------------------------
                                                            2000         1999         1998         2000         1999        1998
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................   $   27,773  $   372,766  $    185,760  $       --  $ 6,491,783  $1,114,374
  M Fund Inc..........................................           --           --            --          --           --          --
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Total investment income...............................       27,773      372,766       185,760          --    6,491,783   1,114,374
Expenses:
  Mortality and expense risks.........................        3,846       13,792         9,687      76,226      102,248      26,123
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net investment income (loss)..........................       23,927      358,974       176,073     (76,226)   6,389,535   1,088,251
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses).........................      (39,660)      15,640        24,206   1,185,070    5,188,018     599,619
  Net unrealized appreciation (depreciation)
    during the period.................................     (121,758)    (173,912)      147,461    (706,164)  15,078,681   1,184,263
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net realized and unrealized gain (loss)
  on investments......................................     (161,418)    (158,272)      171,667     478,906   20,266,699   1,783,882
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net increase (decrease) in net assets resulting from
  operations..........................................   $ (137,491) $   200,702  $    347,740  $  402,680  $26,656,234  $2,872,133
                                                         ==========  ===========  ============  ==========  ===========  ==========

                                                               Large Cap Value Subaccount             Money Market Subaccount
                                                         -------------------------------------  -----------------------------------
                                                            2000         1999         1998         2000         1999        1998
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................   $  168,440  $ 1,809,072  $    797,874  $  943,328  $ 3,279,928  $1,854,829
  M Fund Inc..........................................                        --            --          --           --          --
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Total investment income...............................      168,440    1,809,072       797,874     943,328    3,279,928   1,854,829
Expenses:
  Mortality and expense risks.........................       23,961       88,877        41,415      74,486      291,398     167,813
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net investment income.................................      144,479    1,720,195       756,459     868,842    2,988,530   1,687,016
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses).........................     (117,101)     705,454       330,827          --           --          --
  Net unrealized appreciation (depreciation)
    during the period.................................     (612,964)  (2,181,112)      145,355          --           --          --
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net realized and unrealized gain (loss)
  on investments......................................     (730,065)  (1,475,658)      476,182          --           --          --
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net increase (decrease) in net assets resulting from
  operations..........................................   $ (585,586) $   244,537  $  1,232,641  $  868,842  $ 2,988,530  $1,687,016
                                                         ==========  ===========  ============  ==========  ===========  ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                               Mid Cap Value Subaccount         Small/Mid Cap Growth Subaccount
                                                        ----------------------------------    -------------------------------------
                                                            2000        1999         1998          2000        1999         1998
                                                        -----------  ----------- ---------    -----------  -----------  -----------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I................... $        --  $  110,190  $   120,469   $       --  $  1,421,656  $   142,469
M Fund Inc.............................................          --          --           --           --            --           --

Total investment income................................          --     110,190      120,469           --     1,421,656      142,469
Expenses:
Mortality and expense risks............................      19,514      68,611       45,020        9,470        32,995       34,432
                                                        -----------  ----------  -----------   ----------  ------------  -----------
Net investment income..................................     (19,514)     41,579       75,449       (9,470)    1,388,661      108,037
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses)..........................     402,063    (860,332)    (538,516)    (289,736)       13,375      232,246
  Net unrealized appreciation (depreciation)
    during the period..................................   1,245,582   1,757,919     (830,390)     892,135    (1,001,208)     236,333
                                                        -----------  ----------  -----------   ----------  ------------  -----------
Net realized and unrealized gain (loss) on
  investments..........................................   1,647,645     897,587   (1,368,906)     602,399      (987,833)     468,579
                                                        -----------  ----------  -----------   ----------  ------------  -----------
Net increase in net assets resulting from
  operations........................................... $ 1,628,131  $  939,166  $(1,293,457)  $  592,929  $    400,828  $   576,616
                                                        ===========  ==========  ===========   ==========  ============  ===========

                                                            Real Estate Equity Subaccount            Growth & Income Subaccount
                                                         ----------------------------------    -------------------------------------
                                                            2000        1999        1998           2000       1999          1998
                                                         ----------  ----------  ----------    ----------  ------------  -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................. $  205,861  $  544,845  $   305,783  $   512,693 $  23,565,679 $  9,266,175
  M Fund Inc...........................................         --          --           --           --            --           --
                                                        ----------  ----------  -----------  ----------- ------------- ------------
Total investment income................................    205,861     544,845      305,783      512,693    23,565,679    9,266,175
Expenses:
  Mortality and expense risks..........................      8,329      29,468       22,716      222,841       715,377      290,361
                                                        ----------  ----------  -----------  ----------- ------------- ------------
Net investment income..................................    197,532     515,377      283,067      289,852    22,850,302    8,975,814
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses)..........................   (213,163)   (735,504)    (454,979)     563,798     6,207,253    2,061,212
  Net unrealized appreciation (depreciation)
    during the period..................................    349,789      80,925     (698,676)   2,749,417    (5,814,839)   7,759,307
                                                        ----------  ----------  -----------  ----------- ------------- ------------
Net realized and unrealized gain (loss) on
  investments..........................................    136,626    (654,579)  (1,153,655)   3,313,215       392,416    9,820,519
                                                        ----------  ----------  -----------  ----------- ------------- ------------
Net increase (decrease) in net assets resulting
  from operations...................................... $  334,158  $ (139,202) $  (870,588) $ 3,603,067 $  23,242,716 $ 18,796,333
                                                        ==========  ==========  ===========  =========== ============= ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                                     Managed Subaccount            Short-Term  Bond  Subaccount
                                                            -----------------------------------  ----------------------------------
                                                                2000        1999        1998       2000        1999         1998
                                                            ----------  -----------  ---------   ---------  -----------  ----------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I......................  $  979,108  $11,251,980  $ 3,606,186  $ 213,418  $ 957,614   $  977,164
M Fund Inc................................................          --           --          --         --         --            --
Total investment income...................................     979,108   11,251,980    3,606,186    213,418    957,614      977,164
Expenses:
  Mortality and expense risks.............................     168,685      495,544      121,905      9,907     50,128       50,947
                                                            ----------  -----------  -----------  ---------  ---------   ----------
Net investment income.....................................     810,423   10,756,436    3,484,281    203,511    907,486      926,217
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses).............................     (51,990)   2,233,258      278,186   (112,846)  (441,667)      24,740
  Net unrealized appreciation (depreciation)
    during the period.....................................   1,363,763   (6,419,069)   1,791,231     68,551    (85,754)    (136,999)
                                                            ----------  -----------  -----------  ---------  ---------   ----------
Net realized and unrealized gain (loss) on
  investments.............................................   1,311,773   (4,185,811)   2,069,417    (44,295)  (527,421)    (112,259)
                                                            ----------  -----------  -----------  ---------  ---------   ----------
Net increase in net assets resulting from
  operations..............................................  $2,122,196  $ 6,570,625 $  5,553,698  $ 159,216  $ 380,065   $  813,958
                                                            ==========  =========== ============  =========  =========   ==========

                                                                                                   International Opportunities
                                                              Small Cap Value Subaccount                    Subaccount
                                                            ----------------------------------  -----------------------------------
                                                               2000        1999        1998        2000         1999        1998
                                                            ----------  ---------  -----------  ---------    ----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I....................  $  93,270   $  409,324  $  47,350   $        --   $ 2,096,195 $  103,399
  M Fund Inc..............................................         --           --         --            --            --         --
                                                            ---------   ----------  ---------   -----------   ----------- ----------
Total investment income...................................     93,270      409,324     47,350            --     2,096,195    103,399
Expenses:
  Mortality and expense risks.............................     20,424       64,613     33,335        34,751        90,191     50,003
                                                            ---------   ----------  ---------   -----------   ----------- ----------
Net investment income (loss)..............................     72,486      344,711     14,015       (34,751)    2,006,004     53,396
Net realized and unrealized gain (loss) on
  investments:
Net realized gains (losses)...............................     54,419     (979,002)    (9,919)    1,363,359     1,907,809    191,495
Net unrealized appreciation (depreciation)
  during the period.......................................    (47,196)     325,684   (523,693)   (1,275,014)    3,818,953  1,108,416
                                                            ---------   ----------  ---------   -----------   ----------- ----------
Net realized and unrealized gain (loss) on
  investments.............................................      7,223     (653,318)  (533,612)       88,345     5,726,762  1,299,911
                                                            ---------   ----------  ---------   -----------   ----------- ----------
Net increase (decrease) in net assets resulting from
  operations..............................................  $  79,709   $ (308,607) $(519,597)  $    53,594   $ 7,732,766 $1,353,307
                                                            =========   ==========  =========   ===========   =========== ==========
See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                                  Equity Index Subaccount              Global Bond Subaccount
                                                           -------------------------------------  --------------------------------
                                                              2000         1999         1998         2000       1999       1998
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.................    $   459,796  $ 5,839,023  $ 1,337,750  $  26,843  $  460,088  $ 303,545
  M Fund Inc...........................................             --           --                      --          --         --
Total investment income................................        459,796    5,839,023    1,337,750     26,843     460,088    303,545
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Expenses:
  Mortality and expense risks..........................        144,695      335,573      126,021      8,730      35,321     19,894
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net investment income..................................        315,101    5,503,450    1,211,729     18,113     424,767    283,651
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses)..........................      1,407,391    7,681,081      691,270    240,729)   (204,675)    81,659
  Net unrealized appreciation (depreciation) during
    the period.........................................      2,436,887    4,678,509    6,098,919    363,167    (433,526)    43,608
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net realized and unrealized gain (loss)
    on investments.....................................      3,844,278   12,359,590    6,790,189    122,438    (638,201)   125,267
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net increase (decrease) in net assets resulting from
    operations.........................................    $ 4,159,379  $17,863,040  $ 8,001,918  $ 140,551  $ (213,434) $ 408,918
                                                           ===========  ===========  ===========  =========  ==========  =========

                                                                                                        Brandes International
                                                               Turner Cove Growth Subaccount              Equity Subaccount
                                                           -------------------------------------  ---------------------------------
                                                              2000         1999         1998         2000       1999       1998
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.................    $        --  $ 1,349,358  $        --  $      --  $   549,978  $      --
  M Fund Inc...........................................             --           --       84,940         --           --    358,080
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Total investment income................................             --    1,349,358       84,940         --      549,978    358,080
Expenses:
  Mortality and expense risks..........................         22,143       33,920        7,737     14,102       34,297     14,434
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net investment income..................................        (22,143)   1,315,438       77,203    (14,102)     515,681    343,646
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains...................................        868,800    1,038,462      156,278     52,962      507,727     89,337
  Net unrealized appreciation (depreciation) during
    the period.........................................      1,770,438    1,626,646      562,620   (506,321)   3,486,097     91,915
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net realized and unrealized gain (loss)
    on investments.....................................      2,639,238    2,665,108      718,898   (453,359)   3,993,824    181,252
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net increase (decrease) in net assets resulting from
    operations.........................................    $ 2,617,095  $ 3,980,546  $   796,101   (467,461) $ 4,509,505  $ 524,898
                                                           ===========  ===========  ===========  =========  ===========  =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                               Frontier Capital Appreciation            Enhanced U.S. Equity
                                                                        Subaccount                           Subaccount
                                                           -------------------------------------  --------------------------------
                                                              2000         1999         1998         2000       1999       1998
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.................    $        --  $   487,465  $        --  $      --  $  532,067  $      --
  M Fund Inc...........................................             --           --       34,738         --          --     72,302
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Total investment income................................             --      487,465       34,738         --     532,067     72,302
Expenses:
  Mortality and expense risks..........................         17,350       37,471       24,841      5,830      13,930      4,069
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net investment income..................................        (17,350)     449,994        9,897      5,830     518,137     68,233
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses)..........................        466,929      624,068     (445,752)    55,792     264,436     87,723
  Net unrealized appreciation (depreciation) during
    the period.........................................      2,840,905    3,431,408      432,064     31,920     151,562     89,677
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net realized and unrealized gain (loss)
    on investments.....................................      3,307,834    4,055,476      (13,688)    87,712     415,998    177,400
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net increase (decrease) in net assets resulting from
    operations.........................................    $ 3,290,484  $ 4,505,470  $    (3,791) $  81,882  $  934,135  $ 245,633
                                                           ===========  ===========  ===========  =========  ==========  =========

                                                                          Emerging
                                                                       Markets Equity                       Global Equity
                                                                         Subaccount                           Subaccount
                                                           -------------------------------------  ---------------------------------
                                                              2000         1999         1998         2000       1999       1998
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.................    $        --  $   137,724  $       522  $      --  $     6,063  $     491
  M Fund Inc...........................................             --           --           --         --           --         --
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Total investment income................................             --      137,724          522         --        6,063        491
Expenses:
  Mortality and expense risks..........................          6,661        5,465          387      1,101        1,859        339
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net investment income..................................         (6,661)     132,259          135     (1,101)       4,204        152
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains...................................        841,365      663,998      (45,975)    27,715       82,873    (21,835)
  Net unrealized appreciation (depreciation) during
    the period.........................................       (423,198)     432,248        2,289      2,640       47,295      4,812
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net realized and unrealized gain (loss)
    on investments.....................................        418,167    1,096,246      (43,686)    30,355      130,168    (17,023)
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net increase (decrease) in net assets resulting from
    operations.........................................    $   411,506  $ 1,228,505  $   (43,551) $  29,254  $   134,372  $ (16,871)
                                                           ===========  ===========  ===========  =========  ===========  =========

__________
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,


                                                                                                            Small/Mid
                                                                        Bond Index                           Cap CORE
                                                                        Subaccount                          Subaccount
                                                           -----------------------------------  ----------------------------------
                                                               2000        1999       1998*        2000        1999        1998*
                                                           ----------  -----------  ----------  ----------  ----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...................  $   98,655  $   140,772  $   23,842  $     124   $  54,784   $       --
  M Fund Inc.............................................          --           --          --         --          --           --
Total investment income..................................      98,655      140,772      23,842        124      54,784           --
Expenses:
  Mortality and expense risks............................       6,322       10,636         937      1,222       2,073          535
Net investment income (loss).............................      92,333      130,136      22,905     (1,098)     52,711         (535)
Net realized and unrealized gain (loss) on investments:
  Net realized gains (losses)............................      (5,117)    (104,174)      1,002    106,765      65,733      (25,196)
  Net unrealized appreciation (depreciation) during
    the period...........................................      48,121      (78,192)    (10,217)   (19,659)    (10,735)      18,718
Net realized and unrealized gain (loss) on investments...      43,004     (182,366)     (9,215)    87,106      54,998       (6,478)
Net increase (decrease) in net assets resulting
  from operations........................................  $  135,337  $   (52,230) $   13,690  $  86,008   $ 107,709   $   (7,013)

                                                                                                            High Yield
                                                                                                               Bond
                                                                                                            Subaccount
                                                                                                ----------------------------------
                                                                                                   2000        1999        1998*
                                                                                                ----------  ----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.....................................................     $   85,793  $  352,641  $   88,721
  M Fund Inc...............................................................................             --          --          --
                                                                                                ----------  ----------  ----------
Total investment income....................................................................         85,793     352,641      88,721
Expenses:
  Mortality and expense risks..............................................................          3,851      12,206       1,962
                                                                                                ----------  ----------  ----------
Net investment income......................................................................         81,942     340,435      86,759
Net realized and unrealized gain (loss) on investments:
  Net realized gains (losses)..............................................................        (16,585)     42,365      64,824
  Net unrealized appreciation (depreciation) during the period.............................       (189,115)   (139,659)    149,416
                                                                                                ----------  ----------  ----------
Net realized and unrealized gain (loss) on investments.....................................       (205,700)    (97,294)    214,240
                                                                                                ----------  ----------  ----------
Net increase (decrease) in net assets resulting from operations............................     $ (123,758) $  243,141  $  300,999
                                                                                                ==========  ==========  ==========

_____________
*From May 1, 1999 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                      Large Cap Growth Subaccount               Sovereign Bond Subaccount
                                                ----------------------------------------  ----------------------------------------
                                                    2000          1999          1998          2000          1999          1998
                                                ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)...............   $     (9,478) $ 17,233,439  $  6,143,421  $    422,895  $  2,725,206 $   2,097,345
  Net realized gains (losses)................      1,487,863     5,003,007     1,750,881      (796,838)   (1,391,910)      185,230
  Net unrealized appreciation
    (depreciation) during the
    period...................................      8,093,756    (2,053,672)    8,041,022       921,253    (1,837,190)     (378,058)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
  resulting from operations..................      9,572,141    20,182,774    15,935,324       547,310      (503,894)    1,904,517
From policyholder transactions:
  Net premiums from
    policyholders............................     26,306,668    75,667,981    29,859,648    11,781,689    74,595,720    38,567,292
  Net benefits to policyholders..............    (12,830,683)  (45,347,424)  (13,281,028)  (16,379,586)  (68,312,320)  (27,391,317)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions...............................     13,475,985    30,320,557    16,578,620    (4,597,897)    6,283,400    11,175,975
Net increase (decrease) in net assets........     23,048,126    50,503,331    32,513,944    (4,050,587)    5,779,506    13,080,492
Net assets at beginning of period............    115,521,551    65,018,220    32,504,276    38,321,474    32,541,967    19,461,475
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period..................   $138,569,677  $115,521,551  $ 65,018,220  $ 34,270,887  $ 38,321,473 $  32,541,967
                                                ============  ============  ============  ============  ============  ============

                                                 International Equity Index Subaccount          Small Cap Growth Subaccount
                                                ----------------------------------------  ---------------------------------------
                                                    2000          1999          1998          2000          1999          1998
                                                ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)...............   $     51,116  $    855,417  $  1,885,059  $    (39,242) $  3,637,734  $   (22,593)
  Net realized gains.........................        703,499       753,750       152,030     2,556,750     2,548,944       58,729
  Net unrealized appreciation
    (depreciation) during the
    period...................................       (708,302)    4,871,167        78,480     2,295,972     3,920,455    1,070,805
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase in net assets resulting
  from operations............................         46,313     6,480,334     2,115,569     4,813,480    10,107,133    1,106,941
From policyholder transactions:
  Net premiums from
    policyholders............................     13,045,026    53,332,374    10,034,119    30,086,736    52,637,861   12,088,047
  Net benefits to policyholders..............    (10,401,110)  (39,209,664)   (8,344,107)  (26,646,977)  (40,800,272)  (6,621,834)
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase in net assets resulting
  from policyholder transactions.............      2,643,916    14,122,710     1,690,012     3,493,759    11,837,589    5,466,213
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in net assets........      2,690,229    20,603,044     3,805,581     8,253,239    21,944,722    6,573,154
Net assets at beginning of period............     33,198,674    12,595,630     8,790,049    31,022,828     9,078,106    2,504,952
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net assets at end of period..................   $ 35,888,903  $ 33,198,674  $ 12,595,630  $ 39,276,067  $ 31,022,828  $ 9,078,106
                                                ============  ============  ============  ============  ============  ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                               International Balanced Subaccount               Mid Cap Growth Subaccount
                                            ----------------------------------------  ------------------------------------------
                                                 2000          1999          1998           2000          1999           1998
                                            -----------  ------------  -------------  -------------  -------------  ------------
Increase (decrease) in net assets from
operations:
Net investment income (loss)............    $    23,927  $    358,974  $     176,073  $     (76,226) $   6,389,535  $  1,088,251
Net realized gains (losses).............        (39,660)       15,640         24,206      1,185,070      5,188,018       599,619
Net unrealized appreciation
  (depreciation) during the period......       (121,758)     (173,912)       147,461       (706,164)    15,078,681     1,184,263
                                            -----------  ------------  -------------  -------------  -------------  ------------
Net increase (decrease) in net assets
 resulting from operations..............       (137,491)      200,702        347,740        402,680     26,656,234     2,872,133
From policyholder transactions:
 Net premiums from policyholders........        845,554     6,295,052      3,163,316     26,745,210     65,183,285    11,323,614
 Net benefits to policyholders..........     (1,035,960)   (5,007,225)    (1,882,974)   (13,805,055)   (41,018,347)   (5,132,055)
                                            -----------  ------------  -------------  -------------  -------------  ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions...........................       (190,406)    1,287,827      1,280,342     12,940,155     24,164,938     6,191,559
                                            -----------  ------------  -------------  -------------  -------------  ------------
Net increase (decrease) in net assets...       (327,897)    1,488,529      1,628,082     13,342,835     50,821,172     9,063,692
Net assets at beginning of period.......      4,591,858     3,103,327      1,475,245     63,499,616     12,678,444     3,614,752
                                            -----------  ------------  -------------  -------------  -------------  ------------
Net assets at end of period.............    $ 4,263,961  $  4,591,856  $   3,103,327  $  76,842,451  $  63,499,616  $ 12,678,444
                                            ===========  ============  =============  =============  =============  ============

                                                   LARGE CAP VALUE SUBACCOUNT                    MONEY MARKET SUBACCOUNT
                                           -----------------------------------------  ---------------------------------------------
                                                2000           1999          1998          2000            1999            1998
                                           ------------  -------------  ------------  --------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income..................   $    144,479  $   1,720,195  $    756,459  $      868,842  $   2,988,530  $    1,687,016
 Net realized gains (losses)............       (117,101)       705,454       330,827              --             --              --
 Net unrealized appreciation
  (depreciation) during the period......       (612,964)    (2,181,112)      145,355              --             --              --
                                           ------------  -------------  ------------  --------------  -------------  --------------
Net increase (decrease) in net assets
 resulting from operations..............       (585,586)       244,537     1,232,641         868,842      2,988,530       1,687,016
From policyholder transactions:
 Net premiums from policyholders........      9,161,994     37,432,039    15,144,316     217,361,930    890,376,545     340,377,358
 Net benefits to policyholders..........     (5,345,277)   (27,199,179)   (4,937,583)   (209,542,856)  (918,869,964)   (269,723,839)
                                           ------------  -------------  ------------  --------------  -------------  --------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions...........................      3,816,717     10,232,860    10,206,733       7,819,074    (28,493,419)     70,653,519
                                           ------------  -------------  ------------  --------------  -------------  --------------
Net increase (decrease) in net assets...      3,231,131     10,477,397    11,439,374       8,687,916    (25,504,889)     72,340,535
Net assets at beginning of period.......     27,106,917     16,629,520     5,190,146      61,006,769     86,511,658      14,171,123
                                           ------------  -------------  ------------  --------------  -------------  --------------
Net assets at end of period.............   $ 30,338,048  $  27,106,917  $ 16,629,520  $   69,694,685  $  61,006,769  $   86,511,658
                                           ============  =============  ============  ==============  =============  ==============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                       Mid Cap Value Subaccount               Small/Mid Cap Growth Subaccount
                                              -----------------------------------------  -----------------------------------------
                                                   2000           1999         1998           2000          1999         1998
                                              -------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
operations:
Net investment income (loss)...............   $     (19,514) $     41,579  $     75,449  $     (9,470) $  1,388,661  $    108,037
Net realized gains (losses)................         402,063      (860,332)     (538,516)     (289,736)       13,375       232,246
Net unrealized appreciation
(depreciation) during
the period.................................       1,245,582     1,757,919      (830,390)      892,135    (1,001,208)      236,333
                                              -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
resulting from operations..................       1,628,131       939,166    (1,293,457)      592,929       400,828       576,616
From policyholder transactions:
Net premiums from policyholders............       6,813,614    32,024,751    18,837,112     1,722,182    11,809,133     4,563,154
Net benefits to policyholders..............      (6,026,008)  (29,579,995)   (7,855,945)   (2,633,767)   (9,775,543)   (6,481,542)
                                              -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
resulting from policyholder
transactions...............................         787,606     2,444,756    10,981,167      (911,585)    2,033,590    (1,918,388)
                                              -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets......       2,415,737     3,383,922     9,687,710      (318,656)    2,434,418    (1,341,772)
Net assets at beginning of period..........      19,138,533    15,754,611     6,066,901     9,925,831     7,491,413     8,833,185
                                              -------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period................   $  21,554,270  $ 19,138,533  $ 15,754,611  $  9,607,175  $  9,925,831  $  7,491,413
                                              =============  ============  ============  ============  ============  ============

                                                  Real Estate Equity Subaccount                 Growth & Income Subaccount
                                            -----------------------------------------  --------------------------------------------
                                                2000           1999           1998          2000            1999           1998
                                            ------------   ------------  ------------  -------------  --------------  -------------
Increase (decrease) in net assets from
operations:
Net investment income.....................  $    197,532  $     515,377  $    283,067  $     289,852  $   22,850,302  $   8,975,814
Net realized gains (losses)...............      (213,163)      (735,504)     (454,979)       563,798       6,207,253      2,061,212
Net unrealized appreciation
(depreciation) during
the period................................       349,789         80,925      (698,676)     2,749,417      (5,814,839)     7,759,307
                                            ------------   ------------  ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
resulting from operations.................       334,158       (139,202)     (870,588)     3,603,067      23,242,716     18,796,333
From policyholder transactions:
Net premiums from policyholders...........     5,164,186     22,699,314     6,964,604     20,391,023     196,639,863     60,975,616
Net benefits to policyholders.............    (4,454,487)   (18,093,640)   (5,513,221)   (20,568,695)   (106,763,955)   (31,360,866)
                                            ------------   ------------  ------------   ------------    ------------   ------------
Net increase in net assets resulting from
policyholder transactions.................       709,699      4,605,674     1,451,383       (177,672)     89,875,908     29,614,750
                                            ------------   ------------  ------------   ------------    ------------   ------------
Net increase (decrease) in net assets.....     1,043,857      4,466,472       580,795      3,425,395     113,118,624     48,411,083
Net assets at beginning of period.........     9,238,646      4,772,174     4,191,379    209,525,898      96,407,275     47,996,192
                                            ------------   ------------  ------------   ------------    ------------   ------------
Net assets at end of period...............  $ 10,282,503   $  9,238,646  $  4,772,174   $212,951,293    $209,525,899   $ 96,407,275
                                            ============   ============  ============   ============    ============   ============
See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,

                                                            MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                                 ---------------------------------------- ------------------------------------------
                                                     2000          1999          1998          2000          1999           1998
                                                 ------------  ------------  ------------ -------------  ------------  -------------
Increase (decrease) in net assets from
  operations:
Net investment income..........................  $    810,423  $ 10,756,436  $ 3,484,281  $     203,511  $    907,486  $    926,217
Net realized gains (losses)....................       (51,990)    2,233,258      278,186       (112,846)     (441,667)       24,740
Net unrealized appreciation (depreciation)
   during the period...........................     1,363,763    (6,419,069)   1,791,231         68,551       (85,754)     (136,999)
                                                 ------------  ------------  -----------  -------------  ------------  ------------
Net increase in net assets resulting from
 operations....................................     2,122,196     6,570,625    5,553,698        159,216       380,065       813,958
From policyholder transactions:
 Net premiums from policyholders...............     5,409,063   113,292,872   21,019,273      7,974,976    41,259,110    27,490,588
 Net benefits to policyholders.................    (4,863,022)  (34,219,380)  (8,281,600)    (5,532,589)  (49,156,693)  (21,534,195)
                                                 ------------  ------------  -----------  -------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions......       546,041    79,073,492   12,737,673      2,442,387    (7,897,583)    5,956,393
                                                 ------------  ------------  -----------  -------------  ------------  ------------
Net increase (decrease) in net assets..........     2,668,237    85,644,117   18,291,371      2,601,603    (7,517,518)    6,770,351
Net assets at beginning of period..............   125,710,810    40,066,692   21,775,321     11,728,988    19,246,506    12,476,155
                                                 ------------  ------------  -----------  -------------  ------------  ------------
Net assets at end of period....................  $128,379,047  $125,710,809  $40,066,692  $  14,330,591  $ 11,728,988  $ 19,246,506
                                                 ============  ============  ===========  =============  ============  ============

                                                        SMALL CAP VALUE SUBACCOUNT           INTERNATIONAL OPERATIONS SUBACCOUNT
                                                 ---------------------------------------  ------------------------------------------
                                                      2000          1999        1998         2000            1999           1998
                                                 ------------  ------------  -----------  ------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income.........................  $     72,846  $    344,711  $    14,015  $    (34,751) $   2,006,004  $     53,396
 Net realized gains (losses)...................        54,419      (979,002)      (9,919)    1,363,359      1,907,809       191,495
 Net unrealized appreciation (depreciation)
   during the period...........................       (47,196)      325,684     (523,693)   (1,275,014)     3,818,953     1,108,416
                                                 ------------  ------------  -----------  ------------  -------------  ------------
Net increase in net assets resulting from
  operations...................................        80,069      (308,607)    (519,597)       53,594      7,732,766     1,353,307
From policyholder transactions:
 Net premiums from policyholders...............     6,820,059    39,172,672   11,420,833    19,896,505     43,216,216    23,844,756
 Net benefits to policyholders.................    (3,922,931)  (30,591,417)  (4,363,378)  (13,614,477)   (38,372,463)  (12,275,087)
                                                 ------------  ------------  -----------  ------------  -------------  ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions......     2,897,128     8,581,255    7,057,455     6,282,028      4,843,753    11,569,669
                                                 ------------  ------------  -----------  ------------  -------------  ------------
Net increase (decrease) in net assets..........     2,977,197     8,272,648    6,537,858     6,335,622     12,576,519    12,922,976
Net assets at beginning of period..............    18,783,397    10,510,748    3,972,890    31,535,050     18,958,530     6,035,554
                                                 ------------  ------------  -----------  ------------  -------------  ------------
Net assets at end of period....................  $ 21,760,594  $ 18,783,396  $10,510,748  $ 37,870,672  $  31,535,049  $ 18,958,530
                                                 ============  ============  ===========  ============  =============  ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,

                                                          EQUITY INDEX SUBACCOUNT                   GLOBAL BOND SUBACCOUNT
                                                 ------------------------------------------ ---------------------------------------
                                                     2000           1999           1998         2000         1999          1998
                                                 -------------  -------------  ------------ ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income.......................... $     315,101  $   5,503,450  $  1,211,729  $    18,113  $    424,767  $   283,651
 Net realized gains (losses)....................     1,407,391      7,681,081       691,270     (240,729)     (204,675)      81,659
 Net unrealized appreciation
   (depreciation) during the period.............     2,436,887      4,678,509     6,098,919      363,167      (433,526)      43,608
                                                 -------------  -------------  ------------  -----------  ------------  -----------
Net increase (decrease) in net assets
 resulting from operations......................     4,159,379     17,863,040     8,001,918      140,551      (213,434)     408,918
From policyholder transactions:
 Net premiums from policyholders................    30,486,120    225,994,914    60,690,933    2,169,780    11,387,398    9,258,713
 Net benefits to policyholders..................   (17,507,140)  (147,909,470)  (31,166,123)  (4,458,286)  (10,615,019)  (3,008,341)
                                                 -------------  -------------  ------------  -----------  ------------  -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions.......    12,978,980     78,085,444    29,524,810   (2,288,506)      772,379    6,250,372
                                                 -------------  -------------  ------------  -----------  ------------  -----------
Net increase (decrease) in net assets...........    17,138,359     95,948,484    37,526,728   (2,147,955)      558,945    6,659,290
Net assets at beginning of period...............   149,913,130     53,964,647    16,437,919    8,838,517     8,279,571    1,620,281
                                                 -------------  -------------  ------------  -----------  ------------  -----------
Net assets at end of period..................... $ 167,051,489  $  49,913,131  $ 53,964,647  $ 6,690,562  $  8,838,516  $ 8,279,571
                                                 =============  =============  ============  ===========  ============  ===========

                                                       TURNER CORE GROWTH SUBACCOUNT       BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                                   --------------------------------------  ----------------------------------------
                                                      2000          1999         1998          2000         1999          1998
                                                   ----------   -----------   -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)...................      (22,143)  $ 1,315,438   $    77,203  $   (14,102) $    515,681  $     343,646
 Net realized gains.............................      868,800     1,038,462       156,278       52,962       507,727         89,337
 Net unrealized appreciation (depreciation)
   during the period............................    1,770,438     1,626,646       562,620     (506,321)    3,486,097         91,915
                                                 ------------   -----------   -----------  -----------  ------------  -------------
Net increase (decrease) in net assets
 resulting from operations......................    2,617,095     3,980,546       796,101     (467,461)    4,509,505        524,898
From policyholder transactions:
 Net premiums from policyholders................    7,163,231    23,098,524     4,779,974    5,406,790    12,134,533      5,520,633
 Net benefits to policyholders..................   (6,042,692)   (9,308,254)   (1,690,860)  (1,736,210)   (5,569,496)    (2,041,375)
                                                 ------------   -----------   -----------  -----------   -----------  -------------
Net increase in net assets resulting from
 policyholder transactions......................    1,120,539    13,790,270     3,089,114    3,670,580     6,565,037      3,479,258
                                                 ------------   -----------   -----------  -----------   -----------  -------------
Net increase in net assets......................    3,737,634    17,770,816     3,885,215    3,203,119    11,074,542      4,004,156
Net assets at beginning of period...............   22,671,006     4,900,189     1,014,974   17,415,297     6,340,754      2,336,598
                                                 ------------   -----------   -----------  -----------   -----------  -------------
Net assets at end of period..................... $ 26,408,640   $22,671,005   $ 4,900,189  $20,618,416   $17,415,296  $   6,340,754
                                                 ============   ===========   ===========  ===========   ===========  =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,

                                                    FRONTIER CAPITAL APPRECIATION SUBACCOUNT      ENHANCED U.S.EQUITY SUBACCOUNT
                                                    ----------------------------------------  -------------------------------------
                                                        2000          1999          1998          2000        1999          1998
                                                    ------------  ------------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from
  operations:
Net investment income (loss).....................   $    (17,350) $    449,994  $      9,897  $    (5,830) $   518,137  $    68,233
Net realized gains (losses)......................        466,929       624,068      (445,752)      55,792      264,436       87,723
  Net unrealized appreciation during
    the period...................................      2,840,905     3,431,408       432,064       31,920      151,562       89,677
                                                    ------------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations................................      3,290,484     4,505,470        (3,791)      81,882      934,135      245,633
From policyholder transactions:
  Net premiums from policyholders................      8,319,565    25,135,447    13,982,031    3,512,323    6,480,741    3,031,309
  Net benefits to policyholders..................     (3,328,234)  (22,331,613)   (9,695,520)  (2,694,336)  (3,151,279)  (1,299,530)
                                                    ------------  ------------  ------------  -----------  -----------  -----------
Net increase in net assets resulting from
  policyholder transactions......................      4,991,331     2,803,834     4,286,511      817,987    3,329,462    1,731,779
                                                    ------------  ------------  ------------  -----------  -----------  -----------
Net increase in net assets.......................      8,281,815     7,309,304     4,282,720      899,869    4,263,597    1,977,412
Net assets at beginning of period................     16,985,022     9,675,718     5,392,998    6,738,214    2,474,617      497,205
                                                    ------------  ------------  ------------  -----------  -----------  -----------
Net assets at end of period......................   $ 25,266,837  $ 16,985,022  $  9,675,718  $ 7,638,083  $ 6,738,214  $ 2,474,617
                                                    ============  ============  ============  ===========  ===========  ===========

                                                                                                         GLOBAL EQUITY
                                                        EMERGING MARKETS EQUITY SUBACCOUNT                SUBACCOUNT
                                                     ---------------------------------------  -------------------------------------
                                                         2000          1999          1998*        2000        1999          1998*
                                                     ------------   -----------   ----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)...................    $     (6,661)  $   132,259   $      135  $    (1,101) $     4,204  $       152
  Net realized gains (losses)....................         841,365       663,998      (45,975)      27,715       82,873      (21,835)
  Net unrealized appreciation (depreciation)
    during the period............................        (423,198)      432,248        2,289        2,640       47,295        4,812
                                                     ------------   -----------   ----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations................................         411,506     1,228,505      (43,551)      29,254      134,372      (16,871)
From policyholder transactions:
  Net premiums from policyholders................      18,848,748    18,579,194    2,434,226    1,111,909    3,151,983    2,372,034
  Net benefits to policyholders..................     (16,434,122)  (16,271,324)  (2,203,670)    (522,788)  (2,613,505)  (2,191,135)
                                                     ------------   -----------   ----------  -----------  -----------  -----------
Net increase in net assets resulting from
  policyholder transactions......................       2,414,626     2,307,870      230,556      589,121      538,478      180,899
                                                     ------------   -----------   ----------  -----------  -----------  -----------
Net increase in net assets.......................       2,826,132     3,536,375      187,005      618,375      672,850      164,028
Net assets at beginning of period................       3,724,873       187,005            0      836,879      164,028            0
                                                     ------------   -----------   ----------  -----------  -----------  -----------
Net assets at end of period......................    $  6,551,005   $ 3,723,380   $  187,005  $ 1,455,254  $   836,878  $   164,028
                                                     ============   ===========   ==========  ===========  ===========  ===========

_____________
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,

                                                                         BOND INDEX
                                                                         SUBACCOUNT                SMALL/MID CAP CORE SUBACCOUNT
                                                           ------------------------------------   --------------------------------
                                                               2000         1999       1998*        2000         1999       1998*
                                                           -----------  -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from operations:
  Net investment income (loss)..........................   $    92,333  $   130,136  $   22,905  $   (1,098) $   52,711  $     (535)
  Net realized gains (losses)...........................        (5,117)    (104,174)      1,002     106,765      65,733     (25,196)
  Net unrealized appreciation (depreciation)
    during the period...................................        48,121      (78,192)    (10,217)    (19,659)    (10,735)     18,718
                                                           -----------  -----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net assets resulting from
  operations............................................       135,337      (52,230)     13,690      86,008     107,709      (7,013)
From policyholder transactions:
  Net premiums from policyholders.......................     1,414,394    6,471,518   1,176,234   6,028,335   5,817,483   1,089,030
  Net benefits to policyholders.........................      (901,805)  (2,358,694)   (124,467) (5,789,766) (5,611,532)   (778,864)
                                                           -----------  -----------  ----------  ----------  ----------  ----------
Net increase in net assets resulting from
  policyholder transactions.............................       512,589    4,112,824   1,051,767     238,569     205,951     310,166
                                                           -----------  -----------  ----------  ----------  ----------  ----------
Net increase in net assets..............................       647,926    4,060,594   1,065,457     324,577     313,660     303,153
Net assets at beginning of period.......................     5,126,051    1,065,457           0     616,813     303,153           0
                                                           -----------  -----------  ----------  ----------  ----------  ----------
Net assets at end of period.............................   $ 5,773,977  $ 5,126,051  $1,065,457  $  941,390  $  616,813  $  303,153
                                                           ===========  ===========  ==========  ==========  ==========  ==========

                                                                                             HIGH YIELD BOND
                                                                                               SUBACCOUNT
                                                                             -------------------------------------------------
                                                                                 2000              1999               1998*
                                                                             ------------     -------------        -----------
Increase (decrease) in net assets from operations:
  Net investment income..............................................        $     81,942     $     340,435        $    86,759
  Net realized gains (losses)........................................             (16,585)           42,365             64,824
  Net unrealized appreciation (depreciation) during the period.......            (189,115)         (139,659)           149,416
                                                                             ------------     -------------        -----------
Net increase (decrease) in net assets resulting from operations......            (123,758)          243,141            300,999
From policyholder transactions:
  Net premiums from policyholders....................................           1,581,720        19,870,990          6,683,673
  Net benefits to policyholders......................................          (2,251,407)      (20,368,501)        (2,457,088)
                                                                             ------------     -------------        -----------
Net increase (decrease) in net assets resulting from
    policyholder transactions........................................            (669,687)         (497,511)         4,226,585
                                                                             ------------     -------------        -----------
Net increase (decrease) in net assets................................            (793,445)         (254,370)         4,527,584
Net assets at beginning of period....................................           4,273,214         4,527,584                  0
                                                                             ------------     -------------        -----------
Net assets at end of period..........................................        $  3,479,769     $   4,273,214        $ 4,527,584
                                                                             ============     =============        ===========

________________
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                March 31, 2000

1.   Organization

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At March 31, 2000, there were no outstanding policy loans.

3.   Transaction with Affiliates

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. Details of Investments
  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:

Portfolio                              Shares Owned       Cost          Value
Large Cap Growth...................      4,725,708   $129,759,928   $138,569,677
Sovereign Bond.....................      3,720,404     54,957,680     34,270,887
International Equity Index.........      1,828,860     42,194,387     35,888,903
Small Cap Growth...................      1,783,544     44,638,874     39,276,067
International Balanced.............        411,770      5,792,382      4,263,961
Mid Cap Growth.....................      2,559,283     61,055,048     76,842,451
Large Cap Value....................      2,322,131     36,125,073     30,338,048
Money Market.......................      6,966,470    137,421,592     69,694,685
Mid Cap Value......................      1,556,021     25,731,991     21,554,270
Small/Mid Cap Growth...............        639,205     13,859,500      9,607,175
Real Estate Equity.................        878,277     15,150,096     10,282,503
Growth & Income....................     10,470,973    216,940,978    212,951,293
Managed............................      8,209,595    135,063,985    128,379,047
Short-Term Bond....................      1,472,374     22,331,767     14,330,591
Small Cap Value....................      2,002,962     25,350,551     21,760,594
International Opportunities........      2,498,318     47,315,632     37,870,672
Equity Index.......................      8,004,018    158,931,331    167,051,489
Global Bond........................        668,397     14,205,761      6,690,562
Turner Core Growth.................      1,042,593     29,103,994     26,408,640
Brandes International Equity.......      1,374,582     17,355,048     20,618,416
Frontier Capital Appreciation......        999,103     21,184,263     25,266,837
Enhanced U.S. Equity...............        362,858      8,235,003      7,638,083
Emerging Markets Equity............        498,382     18,281,972      6,551,005
Global Equity......................        115,407      2,131,686      1,455,254
Bond Index.........................        611,908      6,074,464      5,773,977
Small/Mid Cap CORE.................         89,127      2,920,766        941,390
High Yield Bond....................        405,962      6,265,268      3,479,769

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:

Portfolio                                           Purchases        Sales
---------                                           ---------        -----
Large Cap Growth.............................     $ 62,265,535   $ 14,711,539
Sovereign Bond...............................       38,288,617     29,280,010
International Equity Index...................       32,519,440     17,541,313
Small Cap Growth.............................       27,757,302     12,281,978
International Balanced.......................        3,415,587      1,768,784
Mid Cap Growth...............................       45,338,211     14,783,738
Large Cap Value..............................       22,257,609     10,304,554
Money Market.................................      304,141,849    329,646,739
Mid Cap Value................................       15,413,952     12,927,617
Small/Mid Cap Growth.........................        8,759,614      5,337,363
Real Estate Equity...........................       13,375,520      8,254,469
Growth & Income..............................      144,949,345     32,223,136
Managed......................................      111,633,323     21,803,394
Short-Term Bond..............................       17,352,671     24,342,768
Small Cap Value..............................       16,062,747      7,136,780
International Opportunities..................       24,767,973     17,918,215
Equity Index.................................      124,086,502     40,497,607
Global Bond..................................       10,322,531      9,125,384
Turner Core Growth...........................       20,980,047      5,874,338
Brandes International Equity.................       10,664,333      3,583,615
Frontier Capital Appreciation................       13,387,462     10,133,633
Enhanced U.S. Equity.........................        5,925,334      2,077,734
Emerging Markets Equity......................        9,682,573      7,242,444
Global Equity................................        2,167,637      1,624,954
Bond Index...................................        5,900,997      1,658,038
Small/Mid Cap CORE...........................        3,312,578      3,053,916
High Yield Bond..............................       11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5.   Net Assets

     Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at March 31, 2000 were as follows:

                                          VEP Class # 1                 VEP Class #2                  VEP Class #3
                                   ---------------------------   ---------------------------   ---------------------------
                                   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                             Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                          ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth                      501,219        36.64          452,200         36.75         211,942        36.87
Sovereign Bond                        225,529        14.01          160,910         14.05          34,047        14.10
International Equity Index            241,826        17.49          177,419         17.55           5,314        17.60
Small Cap Growth                      187,881        24.93          186,116         24.98          34,022        25.03
International Balanced                 18,384        12.87           25,851         12.90          15,065        12.93
Mid Cap Growth                        244,467        36.47          184,426         36.54          60,720        36.61
Large Cap Value                       195,113        15.68          139,786         15.71          24,929        15.74
Money Market                          587,473        13.25        1,124,720         13.29         419,434        13.33
Mid Cap Value                         120,750        15.21           49,381         15.24           3,276        15.27
Small/Mid Cap Growth                   88,999        21.14           89,441         21.20               0        21.26
Real Estate Equity                     95,604        14.85           55,305         14.89          19,250        14.94
Growth & Income                       996,212        31.41          591,014         31.51         179,428        31.60
Managed                               550,878        21.22          284,687         21.29          39,917        21.35
Short-Term Bond                        84,327        13.10           94,761         13.14           9,722        13.18
Small Cap Value                       117,863        12.27           89,562         12.29          22,744        12.32
International Opportunities           140,734        16.48          191,629         16.51           6,658        16.54
Equity Index                          546,625        23.54          605,346         23.58         211,658        23.63
Global Bond                            55,879        12.37           48,921         12.39          18,599        12.41
Turner Core Growth                     31,801        31.21           15,389         31.28               0        31.34
Brandes International Equity           22,721        16.32           33,499         16.35               0        16.39
Frontier Capital Appreciation          26,137        27.20           13,250         27.26               0        27.31
Enhanced U.S. Equity                    4,387        17.51                0         17.54               0        17.56
Emerging Markets Equity                61,060        13.69          160,303         13.70          13,962        13.71
Global Equity                          27,243        12.68           27,262         12.69           2,252        12.70
Bond Index                            100,226        10.59           99,922         10.60          63,929        10.60
Small/Mid Cap CORE                     18,057        11.56           12,509         11.57           4,270        11.58
High Yield Bond                        45,997         9.76           41,613          9.77           2,141         9.78

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                         V Coli Class #4               V Coli Class #5              V Coli Class #6
                                   ---------------------------   ---------------------------   ---------------------------
                                   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                             Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                          ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth                      624,782        36.96          302,096         37.00        273,725         37.04
Sovereign Bond                         14,891        14.89          610,911         14.91        449,306         14.92
International Equity Index             39,735        16.23          160,610         16.25        232,734         16.27
Small Cap Growth                       66,214        25.38           39,775         25.39         46,461         25.42
International Balanced                 40,176        13.10           10,196         13.11         54,443         13.12
Mid Cap Growth                        151,297        37.12          135,265         37.15         63,453         37.17
Large Cap Value                       168,223        15.96          160,487         15.97        419,835         15.98
Money Market                          173,689        13.19          290,988         13.20        159,826         13.22
Mid Cap Value                          81,017        15.48           17,842         15.49        240,521         15.50
Small/Mid Cap Growth                   25,267        21.17              378         21.19         29,661         21.21
Real Estate Equity                     57,478        15.40            5,284         15.42        199,999         15.43
Growth & Income                       581,341        31.39          528,494         31.42         25,701         31.45
Managed                               144,003        22.01          118,971         22.04        128,144         22.06
Short-Term Bond                       185,563        13.36          424,715         13.38              0             0
Small Cap Value                        32,369        12.49           50,061         12.50        278,886         12.50
International Opportunities           219,385        16.77          180,790         16.78        104,577         16.79
Equity Index                          336,797        23.96           64,760         23.98        558,737         23.99
Global Bond                            49,441        12.59            5,046         12.60              0         12.61
Turner Core Growth                      9,891        31.81           20,258         31.83              0         31.86
Brandes International Equity          107,998        16.63          108,224         16.65         39,650         16.66
Frontier Capital Appreciation          90,714        27.72           67,224         27.74              0         27.77
Enhanced U.S. Equity                   18,732        17.74            6,871         17.74              0         17.67
Emerging Markets Equity                     0        13.81           39,505         13.81              0         13.81
Global Equity                               0        12.80                0         12.80              0         12.80
Bond Index                              2,500        10.68           19,774         10.68              0         10.68
Small/Mid Cap CORE                          0        11.67                0         11.67              0         11.67
High Yield Bond                         1,565         9.98                0          0.98          8,654          9.85

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 Medallion Executive VLI Class #7            MVEP Class #8                 MVUL Class #9
                                 --------------------------------     ---------------------------   ---------------------------
                                   Accumulation   Accumulation        Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                             Shares      Share Values           Shares      Share Values      Shares      Share Values
---------                          ------------   ------------        ------------   ------------   ------------   ------------
Large Cap Growth                     112,264         85.40               799,241         26.61         346,876         23.70
Sovereign Bond                        56,595         24.06               302,433         12.64         338,834         11.90
International Equity Index           146,837         27.50               777,766         15.04         220,189         15.52
Small Cap Growth                     181,468         24.96               309,201         25.20         209,297         28.33
International Balanced                58,124         12.89                42,203         13.01          36,194         12.47
Mid Cap Growth                       181,012         36.51               411,691         36.87         120,647         40.88
Large Cap Value                      340,696         15.69               144,765         15.85         120,405         13.55
Money Market                         351,729         18.33               681,051         12.10         410,096         11.58
Mid Cap Value                        484,280         15.22               236,146         15.38          58,151         12.99
Small/Mid Cap Growth                   5,968         21.17               263,530         13.51          34,027         13.75
Real Estate Equity                    42,675         22.83               146,961         12.66          42,185          9.75
Growth & Income                      833,145         69.25             1,328,327         22.26         456,665         19.45
Managed                            2,310,154         40.30               226,876         17.09         120,259         15.63
Short-Term Bond                       90,405         13.12                44,158         12.06          95,975         11.56
Small Cap Value                      619,523         12.28               321,868         12.40          92,320         11.77
International Opportunities          631,815         16.50               248,891         16.65         454,435         15.94
Equity Index                         602,588         23.56             1,254,544         23.79         666,253         20.30
Global Bond                          167,161         12.38                61,755         12.50          64,901         11.80
Turner Core Growth                         0         29.04               211,545         28.32          69,350         27.22
Brandes International Equity               0         16.55               542,598         15.97          59,761         17.06
Frontier Capital Appreciation              0         25.24               453,530         23.01          87,539         22.27
Enhanced U.S. Equity                       0         13.28               149,272         17.65         163,219         17.65
Emerging Markets Equity               43,842         13.69                79,087         13.76          40,699         13.76
Global Equity                         25,141         12.69                24,262         12.75             852         12.75
Bond Index                            27,803         10.59                19,951         10.64             180         10.64
Small/Mid Cap CORE                       174         11.57                18,128         11.62             706         11.62
High Yield Bond                       21,279          9.76                86,249          9.81          83,050          9.81

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                        MVUL 98 Class #10             MVEP 98 Class #11            MEVL II Class #12
                                   ---------------------------   ---------------------------   ---------------------------
                                   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                             Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                          ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth                     257,292         23.70          225,326         26.61          4,496          87.48
Sovereign Bond                       132,915         11.90          121,516         12.64              0          28.75
International Equity Index            50,283         15.52           94,430         15.04          1,229          29.08
Small Cap Growth                     178,252         28.33           75,478         25.20              0          25.55
International Balanced                24,342         12.47            5,498         13.01              0          13.19
Mid Cap Growth                       325,412         40.88          155,427         36.87          4,597          37.36
Large Cap Value                       82,162         13.55          148,074         15.85              0          16.07
Money Market                         913,953         11.58          249,610         12.10              0          13.26
Mid Cap Value                         70,658         12.99           63,590         15.38              0          15.59
Small/Mid Cap Growth                  15,647         13.75           21,186         13.51              0              0
Real Estate Equity                    15,207          9.84           23,604         12.66              0          23.94
Growth & Income                    1,057,563         19.45          214,058         22.26          2,544          82.96
Managed                               82,529         15.63           51,746         17.09          2,049          47.71
Short-Term Bond                       34,938         11.56           32,271         12.06          5,208          13.60
Small Cap Value                       33,605         11.77          107,429         12.40              0          12.57
International Opportunities           55,230         15.94           65,769         16.65              0          16.88
Equity Index                       2,032,606         20.30          537,822         23.79          9,694          24.12
Global Bond                           42,596         11.80           29,112         12.50              0          12.67
Turner Core Growth                   345,860         27.22          235,445         28.32              0          32.04
Brandes International Equity         123,322         17.06          228,923         15.97              0          16.75
Frontier Capital Appreciation        240,310         22.27           91,600         23.01              0          26.83
Enhanced U.S. Equity                  51,190         17.65           38,188         17.65              0          17.82
Emerging Markets Equity               24,399         13.76           14,489         13.76              0          13.85
Global Equity                          5,262         12.75            2,275         12.75              0          12.83
Bond Index                           140,959         10.64           68,555         10.64              0          10.71
Small/Mid Cap CORE                    12,671         11.62           14,654         11.62              0          11.70
High Yield Bond                       18,929          9.81           45,739          9.81              0           9.88

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                         VEP Class #13
                                                  ---------------------------
                                                  Accumulation   Accumulation
Portfolio                                            Shares      Share Values
---------                                         ------------   ------------
Large Cap Growth                                      502            87.48
Sovereign Bond                                          0            28.75
International Equity Index                            879            29.08
Small Cap Growth                                      588            25.55
International Balanced                                  0            13.19
Mid Cap Growth                                        877            37.36
Large Cap Value                                        13            16.07
Money Market                                        7,184            13.26
Mid Cap Value                                           0            15.59
Small/Mid Cap Growth                                    0            21.94
Real Estate Equity                                      0            23.94
Growth & Income                                       307            82.96
Managed                                               372            47.71
Short-Term Bond                                         0            13.60
Small Cap Value                                         0            12.57
International Opportunities                         1,226            16.88
Equity Index                                        1,481            24.12
Global Bond                                             0            12.67
Turner Core Growth                                      0            32.04
Brandes International Equity                            0            16.75
Frontier Capital Appreciation                           0            26.83
Enhanced U.S. Equity                                    0            17.82
Emerging Markets Equity                               717            13.85
Global Equity                                           0            12.83
Bond Index                                              0            10.71
Small/Mid Cap CORE                                      0            11.70
High Yield Bond                                         0             9.88

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                  ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999


                                                                                                           International
                                                                                  Large Cap    Sovereign      Equity      Small Cap
                                                                                   Growth         Bond        Index        Growth
                                                                                 Subaccount    Subaccount   Subaccount   Subaccount
                                                                                ------------  -----------  -----------  -----------
Assets
Cash.........................................................................   $      8,016  $     2,380  $     2,435  $     2,357
Investments in shares of portfolios of John Hancock Variable Series Trust I,
  at value...................................................................    115,521,551   38,321,474   33,198,674   31,022,828
Investments in shares of portfolios of M Fund Inc., at value.................             --           --           --           --
Receivable from:
  John Hancock Variable Series Trust I.......................................         21,617       12,536          419      208,513
  M Fund Inc.................................................................             --           --           --           --
                                                                                ------------  -----------  -----------  -----------
Total assets.................................................................    115,551,184   38,336,390   33,201,528   31,233,698
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................         20,467       12,194           75      208,172
  M Fund Inc.................................................................             --           --           --           --
Asset charges payable........................................................          9,166        2,723        2,779        2,698
                                                                                ------------  -----------  -----------  -----------
Total liabilities............................................................         29,633       14,917        2,854      210,870
                                                                                ------------  -----------  -----------  -----------
Net assets...................................................................   $115,521,551  $38,321,473  $33,198,674  $31,022,828
                                                                                ============  ===========  ===========  ===========

                                                                                International   Mid Cap      Large Cap     Money
                                                                                  Balanced       Growth        Value       Market
                                                                                 Subaccount    Subaccount   Subaccount   Subaccount
                                                                                ------------  -----------  -----------  -----------
Assets
Cash.........................................................................   $        304  $     4,698  $     1,803  $     3,061
Investments in shares of portfolios of John Hancock Variable Series Trust I,
  at value...................................................................      4,591,857   63,499,616   27,106,918   61,006,769
Investments in shares of portfolios of M Fund Inc., at value.................             --           --           --           --
Receivable from:
  John Hancock Variable Series Trust I.......................................             52       27,659       12,738    1,396,082
  M Fund Inc.................................................................             --           --           --           --
                                                                                ------------  -----------  -----------  -----------
Total assets.................................................................      4,592,213   63,531,973   27,121,459   62,405,912
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................              9       26,980       12,479    1,395,329
  M Fund Inc.................................................................             --           --           --           --
Asset charges payable........................................................            348        5,377        2,063        3,814
                                                                                ------------  -----------  -----------  -----------
Total liabilities............................................................            357       32,357       14,542    1,399,143
                                                                                ------------  -----------  -----------  -----------
Net assets...................................................................   $  4,591,856  $63,499,616  $27,106,917  $61,006,769
                                                                                ============  ===========  ===========  ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 1999

[CAPTION]

                                                                                  Mid Cap    Small/Mid Cap Real Estate    Growth &
                                                                                   Value        Growth        Equity       Income
                                                                                Subaccount    Subaccount    Subaccount   Subaccount
                                                                               -----------   -----------   -----------  ------------
Assets
Cash.......................................................................... $     1,422   $       701   $       611  $     17,877
Investments in shares of portfolios of John Hancock Variable Series Trust I,
  at value....................................................................  19,138,533     9,925,831     9,238,646   209,525,898
Investments in shares of portfolios of M Fund Inc., at value..................          --            --            --            --
Receivable from:
  John Hancock Variable Series Trust I........................................      38,609       580,155            88       330,982
  M Fund Inc..................................................................          --            --            --            --
                                                                               -----------   -----------   -----------  ------------
Total assets..................................................................  19,178,564    10,506,687     9,239,345   209,874,757
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company................................      38,404       580,049            --       328,424
  M Fund Inc..................................................................          --            --            --            --
Asset charges payable.........................................................       1,627           807           699        20,434
                                                                               -----------   -----------   -----------  ------------
Total liabilities.............................................................      40,031       580,856           699       348,858
                                                                               -----------   -----------   -----------  ------------
Net assets.................................................................... $19,138,533   $ 9,925,831   $ 9,238,646  $209,525,899
                                                                               ===========   ===========   ===========  ============

                                                                                              Short-Term    Small Cap  International
                                                                                  Managed        Bond        Value     Opportunities
                                                                                Subaccount    Subaccount   Subaccount    Subaccount
                                                                               ------------  -----------  -----------  -------------
Assets
Cash.......................................................................... $     13,307  $       731  $     1,430  $     2,454
Investments in shares of portfolios of John Hancock Variable Series Trust I,
  at value....................................................................  125,710,809   11,728,988   18,783,397   31,535,050
Investments in shares of portfolios of M Fund Inc., at value..................           --           --           --           --
Receivable from:
  John Hancock Variable Series Trust I........................................       34,311          215      189,514        1,308
  M Fund Inc..................................................................           --           --           --           --
                                                                               ------------  -----------  -----------  -----------
Total assets..................................................................  125,758,427   11,729,934   18,974,341   31,538,812
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company................................       32,402          114      189,306          955
  M Fund Inc..................................................................           --           --           --           --
Asset charges payable.........................................................       15,216          832        1,639        2,808
                                                                               ------------  -----------  -----------  -----------
Total liabilities.............................................................       47,618          946      190,945        3,763
                                                                               ------------  -----------  -----------  -----------
Net assets.................................................................... $125,710,809  $11,728,988  $18,783,396  $31,535,049
                                                                               ============  ===========  ===========  ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 1999


                                                                           Turner                       Brandes
                                                                           Equity         Global          Core      International
                                                                           Index           Bond          Growth        Equity
                                                                         Subaccount     Subaccount     Subaccount    Subaccount
                                                                       -------------    ----------     -----------  -------------
Assets
Cash...............................................................    $      10,574    $      734     $     1,535   $      1,016
Investments in shares of portfolios of John Hancock Variable
   Series Trust I, at value........................................      149,913,130     8,838,516              --             --
Investments in shares of portfolios of M Fund Inc., at value.......               --            --      22,671,006     17,415,296
Receivable from:
   John Hancock Variable Series Trust I............................          126,680       766,077             222            271
   M Fund Inc......................................................               --            --              --             --
                                                                       -------------    ----------     -----------   ------------
Total assets.......................................................      150,050,384     9,605,327      22,672,763     17,416,583
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company....................          125,115       765,972              --            122
   M Fund Inc......................................................               --            --              --             --
Asset charges payable..............................................           12,138           839           1,758          1,165
                                                                       -------------    ----------     -----------   ------------
Total liabilities..................................................          137,253       766,811           1,758          1,287
                                                                       -------------    ----------     -----------   ------------
Net assets.........................................................    $ 149,913,131    $8,838,516     $22,671,005   $ 17,415,296
                                                                       =============    ==========     ===========   ============

                                                                          Frontier                      Emerging
                                                                          Capital        Enhanced       Markets         Global
                                                                        Appreciation   U.S. Equity       Equity         Equity
                                                                         Subaccount     Subaccount     Subaccount     Subaccount
                                                                       -------------   -----------     ----------     ----------
Assets
Cash...............................................................    $       1,031    $      437     $       370   $         71
Investments in shares of portfolios of John Hancock Variable
   Series Trust I, at value........................................               --            --       3,723,380        836,878
Investments in shares of portfolios of M Fund Inc., at value.......       16,985,022     6,738,214              --             --
Receivable from:
   John Hancock Variable Series Trust I............................              771            63             254             24
   M Fund Inc......................................................               --            --              --             --
                                                                       -------------    ----------     -----------   ------------
Total assets.......................................................       16,986,824     6,738,714       3,724,004        836,973
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company....................              620            --             204             13
   M Fund Inc......................................................               --            --              --             --
Asset charges payable..............................................            1,182           500             420             82
                                                                       -------------    ----------     -----------   ------------
Total liabilities..................................................            1,802           500             624             95
                                                                       -------------    ----------     -----------   ------------
Net assets.........................................................    $  16,985,022    $6,738,214     $ 3,723,380   $    836,878
                                                                       =============    ==========     ===========   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 1999


                                                                                     Bond         Small/Mid Cap    Yield High
                                                                                    Index            CORE            Bond
                                                                                  Subaccount       Subaccount      Subaccount
                                                                                 ------------    --------------   -------------
Assets
Cash.......................................................................      $        374    $          56    $         310
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value..................................................         5,126,051          616,813        4,273,214
Investments in shares of portfolios of M Fund Inc., at value...............                --               --               --
Receivable from:
 John Hancock Variable Series Trust I......................................                87                7          906,251
 M Fund Inc................................................................                --               --               --
                                                                                 ------------    --------------   -------------
Total assets...............................................................         5,126,512          616,876        5,179,775
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company..............................                20                --         906,193
 M Fund Inc................................................................                --                --              --
Asset charges payable......................................................               441                63             368
                                                                                 ------------    --------------   -------------
Total liabilities..........................................................               461                63         906,561
                                                                                 ------------    --------------   -------------
Net assets.................................................................      $  5,126,051    $      616,813   $   4,273,214
                                                                                 ============    ==============   =============


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                     Years and periods ended December 31,

                                                                  Large Cap Growth Subaccount         Sovereign Bond Subaccount
                                                              ----------------------------------- ---------------------------------
                                                                  1999       1998         1997        1999        1998       1997
                                                              ----------- ----------- ----------- ------------ -----------  -------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I  Fund Inc..........   $17,558,034 $ 6,312,073 $ 2,884,498  $2, 851,613  $2,190,901 $855,742
   M Fund Inc..............................................            --          --          --           --          --       --
                                                              ----------- ----------- -----------  -----------  ---------- --------
Total investment income....................................    17,558,034   6,312,073   2,884,498    2,851,613   2,190,901       --
Expenses:
   Mortality and expense risks.............................       324,595     168,652      91,256      126,407      93,556   39,184
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net investment income......................................    17,233,439   6,143,421   2,793,242    2,725,206   2,097,345  816,588
Net realized and unrealized gain (loss) on investments:
   Net realized gains (losses).............................     5,003,007   1,750,881     619,721   (1,391,910)    185,230   80,538
   Net unrealized appreciation (depreciation) during the
     period................................................    (2,053,672)  8,041,022   2,301,920   (1,837,190)   (378,058)  63,687
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net realized and unrealized gain (loss) on investments.....     2,949,335   9,791,903   2,921,641   (3,229,100)   (192,828) 144,225
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net increase (decrease) in net assets resulting from
   operations..............................................   $20,182,774 $15,935,324 $ 5,714,883  $  (503,894) $1,904,517 $960,783
                                                              =========== =========== ===========  ===========  ========== ========

                                                              International Equity Index Subaccount    Small Cap Growth Subaccount
                                                              ------------------------------------- -------------------------------
                                                                 1999         1998         1997        1999        1998      1997
                                                              ----------- ------------ ------------ ----------  ---------- --------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I....................   $   936,475 $ 1,930,710  $  422,913  $ 3,697,955  $       -- $    473
   M Fund Inc..............................................            --          --          --           --          --       --
                                                              ----------- ----------- -----------  -----------  ---------- --------
Total investment income....................................       936,475   1,930,710     422,913    3,697,955          --      473
Expenses:
   Mortality and expense risks.............................        81,058      45,651      33,893       60,221      22,593    6,547
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net investment income (loss)...............................       855,417   1,885,059     389,020    3,637,734     (22,593)  (6,074)
Net realized and unrealized gain (loss) on investments:
   Net realized gains......................................       753,750     152,030     244,810    2,548,944      58,729   21,707
   Net unrealized appreciation (depreciation) during the
      period...............................................     4,871,167      78,480  (1,219,540)   3,920,455   1,070,805  126,699
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net realized and unrealized gain (loss) on investments.....     5,624,917     230,510    (974,730)   6,469,399   1,129,534  148,406
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net increase (decrease) in net assets resulting from
     operations............................................  $  6,480,334 $ 2,115,569 $  (585,710) $10,107,133  $1,106,941 $142,332
                                                              ----------- ----------- -----------  -----------  ---------- --------

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                            International                                                 Mid Cap
                                                              Balanced                                                    Growth
                                                             Subaccount                                                 Subaccount
                                                                1999        1998       1997     1999         1998         1997
                                                            ----------    ------     ------    ------       ------     -----------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I......................   $ 372,766    $185,760   $ 61,249   $ 6,491,783  $1,114,374   $     --
M Fund Inc................................................          --          --         --            --          --         --
Total investment income...................................     372,766     185,760     61,249     6,491,783   1,114,374         --
Expenses:
Mortality and expense risks...............................      13,792       9,687      4,443       102,248      26,123      8,287
                                                             ---------    --------   --------   -----------  ----------  ---------
Net investment income (loss)..............................     358,974     176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and unrealized gain (loss) on investments:
  Net realized gains......................................      15,640      24,206      8,667     5,188,018     599,619      1,235
  Net unrealized appreciation (depreciation) during the
period....................................................    (173,912)    147,461    (67,714)   15,078,681   1,184,263    486,186
                                                             ---------    --------   --------   -----------  ----------  ---------
Net realized and unrealized gain (loss) on investments....    (158,272)    171,667    (59,047)   20,266,699   1,783,882    487,421
                                                             ---------    --------   --------   -----------  ----------  ---------
Net increase (decrease) in net assets resulting from
  operations..............................................    $200,702    $347,740   $ (2,241)  $26,656,234  $2,872,133   $479,134
                                                             =========    ========   ========   ===========  ==========  =========

                                                                  Large Cap Value Subaccount            Money Market Subaccount
                                                             -----------------------------------    -------------------------------
                                                                  1999        1998       1997          1999       1998       1997
                                                             -------------  ---------  ---------    ----------  --------- ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I....................   $ 1,809,072  $  797,874   $194,199    $3,279,928  $1,854,829 $758,434
  M Fund Inc..............................................            --          --         --            --          --       --
                                                             -----------  ----------  ---------    ----------  ---------- --------
Total investment income...................................     1,809,072     797,874    194,199     3,279,928   1,854,829  758,434
Expenses:
  Mortality and expense risks.............................        88,877      41,415     11,163       291,398     167,813   66,882
                                                             -----------  ----------  ---------    ----------  ---------- --------
Net investment income.....................................     1,720,195     756,459    183,036     2,988,530   1,687,016  691,552
Net realized and unrealized gain (loss) on investments:
  Net realized gains......................................       705,454     330,827    164,821            --          --       --
  Net unrealized appreciation (depreciation) during the
  period..................................................    (2,181,112)    145,355    279,449            --          --       --
                                                             -----------  ----------  ---------    ----------  ---------- --------
Net realized and unrealized gain (loss) on investments....    (1,475,658)    476,182    444,270            --          --       --
                                                             -----------  ----------  ---------    ----------  ---------- --------
Net increase in net assets resulting from operations......   $   244,537  $1,232,641   $627,306    $2,988,530  $1,687,016 $691,552
                                                             ===========  ==========  =========    ==========  ========== ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                            Mid Cap                                                    Small/Mid Cap
                                                             Value                                                        Growth
                                                           Subaccount                                                   Subaccount
                                                              1999         1998         1997          1999       1998      1997
                                                           -----------  -----------  ----------   ------------ -------- ------------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I.....................  $  110,190   $   120,469  $1,421,656   $   142,469  $878,600
M Fund Inc...............................................          --            --          --            --        --         --
Total investment income..................................     110,190       120,469     446,081     1,421,656   142,469    878,600
Expenses:
Mortality and expense risks..............................      68,611        45,020      11,421        32,995    34,432     35,934
                                                           ----------   -----------  ----------   -----------  --------  ---------
Net investment income....................................      41,579        75,449     434,660     1,388,661   108,037    842,666
Net realized and unrealized gain (loss) on investments:
  Net realized gains (losses)............................    (860,332)     (538,516)    101,787        13,375   232,246    297,666
  Net unrealized appreciation (depreciation) during the
    period...............................................   1,757,919      (830,390)    (39,717)   (1,001,208)  236,333   (730,748)
                                                           ----------   -----------  ----------   -----------  --------  ---------
Net realized and unrealized gain (loss) on investments...     897,587    (1,368,906)     62,070      (987,833)  468,579   (433,082)
                                                           ----------   -----------  ----------   -----------  --------  ---------
Net increase (decrease) in net assets resulting from
operations...............................................  $  939,166   $(1,293,457) $  496,730   $   400,828  $576,616  $ 409,584
                                                           ==========   ===========  ==========   ===========  ========  =========
                                                              Real Estate Equity Subaccount        Growth & Income Subaccount
                                                           ---------------------------------  -----------------------------------
                                                              1999        1998        1997       1999        1998         1997
                                                           ---------   -----------  --------  ----------  -----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...................  $ 544,845   $   305,783  $246,677  $23,565,679  $ 9,266,175  $5,917,063
  M Fund Inc.............................................         --            --        --           --           --          --
                                                           ---------   -----------  --------  -----------  -----------  ----------
Total investment income..................................    544,845       305,783   246,677   23,565,679    9,266,175   5,917,063
Expenses:
  Mortality and expense risks............................     29,468        22,716    13,879      715,377      290,361     169,135
                                                           ---------   -----------  --------  -----------  -----------  ----------
Net investment income....................................    515,377       283,067   232,798   22,850,302    8,975,814   5,747,928
Net realized and unrealized gain (loss) on investments:
  Net realized gains (losses)............................   (735,504)     (454,979)  252,095    6,207,253    2,061,212   2,390,414
  Net unrealized appreciation (depreciation) during the
    period...............................................     80,925      (698,676)  (13,488)  (5,814,839)   7,759,307     435,778
                                                           ---------   -----------  --------  -----------  -----------  ----------
Net realized and unrealized gain (loss) on investments...   (654,579)   (1,153,655)  238,607      392,414    9,820,519   2,826,192
                                                           ---------   -----------  --------  -----------  -----------  ----------
Net increase (decrease) in net assets resulting from
  operations.............................................  $(139,202)  $  (870,588) $471,405  $23,242,716  $18,796,333  $8,574,120
                                                           =========   ===========  ========  ===========  ===========  ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                                                                         Short-Term
                                                                    Managed                                Bond
                                                                   Subaccount                            Subaccount
                                                      -------------------------------------  -------------------------------------
                                                          1999        1998         1997         1999         1998         1997
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............  $11,251,980  $ 3,606,186  $ 1,879,954  $   957,614  $   977,164  $   415,542
 M Fund Inc.........................................           --           --           --           --           --           --
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Total investment income.............................   11,251,980    3,606,186    1,879,954      957,614      977,164      415,542
Expenses:
 Mortality and expense risks........................      495,544      121,905       65,383       50,128       50,947       20,551
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net investment income...............................   10,756,436    3,484,281    1,814,571      907,486      926,217      394,991
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)........................    2,233,258      278,186      171,318     (441,667)      24,740       35,294
 Net unrealized appreciation (depreciation)
  during the period.................................   (6,419,069)   1,791,231      715,231      (85,754)    (136,999)     (25,976)
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
 investments........................................   (4,185,811)   2,069,417      886,549     (527,421)    (112,259)       9,318
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets resulting from
 operations.........................................  $ 6,570,625  $ 5,553,698  $ 2,701,120  $   380,065  $   813,958  $   404,309
                                                      ===========  ===========  ===========  ===========  ===========  ===========


                                                                                                  International Opportunities
                                                            Small Cap Value Subaccount                   Subaccount
                                                      -------------------------------------  -------------------------------------
                                                          1999        1998         1997         1999         1998         1997
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............  $   409,324  $    47,350  $   299,278  $ 2,096,195  $   103,399  $    69,078
 M Fund Inc.........................................           --           --           --           --           --           --
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Total investment income.............................      409,324       47,350      299,278    2,096,195      103,399       69,078
Expenses:
 Mortality and expense risks........................       64,613       33,335        8,494       90,191       50,003       13,177
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net investment income...............................      344,711       14,015      290,784    2,006,004       53,396       55,901
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)........................     (979,002)      (9,919)      75,149    1,907,809      191,495       80,782
 Net unrealized appreciation (depreciation)
  during the period.................................      325,684     (523,693)     (18,626)   3,818,953    1,108,416     (260,664)
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
 investments........................................     (653,318)    (533,612)      56,523    5,726,762    1,299,911     (179,882)
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets resulting from
 operations.........................................  $  (308,607) $  (519,597) $   347,307  $ 7,732,766  $ 1,353,307  $  (123,981)
                                                      ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,


                                                                      Equity Index                         Global Bond
                                                                       Subaccount                           Subaccount
                                                           -------------------------------------   ---------------------------------
                                                               1999          1998        1997         1999        1998       1997
                                                           -------------  -----------  ---------   ---------    ---------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...................  $   5,839,023  $ 1,337,750 $  409,920   $ 460,088    $ 303,545    74,850
  M Fund Inc.............................................             --           --         --          --           --        --
                                                           -------------  ----------- ----------   ---------    ---------  --------
Total investment income..................................      5,839,023    1,337,750    409,920     460,088      303,545    74,850
Expenses:
  Mortality and expense risks............................        335,573      126,021     31,223      35,321       19,894     3,820
                                                           -------------  ----------- ----------   ---------    ---------  --------
Net investment income....................................      5,503,450    1,211,729    378,697     424,767      283,651    71,030
Net realized and unrealized gain (loss) on investments:
  Net realized gains (losses)............................      7,681,081      691,270    901,978    (204,675)      81,659     8,335
  Net unrealized appreciation (depreciation) during the
    period...............................................      4,678,509    6,098,919    392,256    (433,526)      43,608   (11,727)
                                                           -------------  ----------- ----------   ---------    ---------  --------
Net realized and unrealized gain (loss) on investments...     12,359,590    6,790,189  1,294,234    (638,201)     125,267    (3,392)
                                                           -------------  ----------- ----------   ---------    ---------  --------
Net increase (decrease) in net assets resulting from
  operations.............................................  $  17,863,040  $ 8,001,918 $1,672,931   $(213,434)   $ 408,918  $ 67,638
                                                           =============  =========== ==========   =========    =========  ========

                                                                                                         Brandes International
                                                               Turner Core Growth Subaccount               Equity Subaccount
                                                           -------------------------------------   ---------------------------------
                                                               1999          1998        1997         1999        1998       1997
                                                           -------------  -----------  ---------   ----------   ---------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I..............................................  $   1,349,358  $       --   $      --   $  549,978   $      --  $     --
  M Fund Inc.............................................             --      84,940      91,360           --     358,080    32,677
                                                           -------------  ----------   ---------   ----------   ---------  --------
Total investment income..................................      1,349,358      84,940      91,360      549,978     358,080    32,677
Expenses:
  Mortality and expense risks............................         33,920       7,737       4,071       34,297      14,434     7,502
                                                           -------------  ----------   ---------   ----------   ---------  --------
Net investment income....................................      1,315,438      77,203      87,289      515,681     343,646    25,175
Net realized and unrealized gain (loss) on investments:
  Net realized gains.....................................      1,038,462     156,278      76,711      507,727      89,337    12,541
  Net unrealized appreciation (depreciation) during the
    period...............................................      1,626,646     562,620      32,626    3,486,097      91,915   (26,022)
                                                           -------------  ----------   ---------   ----------   ---------  --------
Net realized and unrealized gain (loss) on investments...      2,665,108     718,898     109,337    3,993,824     181,252   (13,481)
                                                           -------------  ----------   ---------   ----------   ---------  --------
Net increase in net assets resulting from operations.....  $   3,980,546  $  796,101   $ 196,626   $4,509,505   $ 524,898  $  11,694
                                                           =============  ==========   =========   ==========   =========  =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                      Frontier Capital Appreciation
                                                                Subaccount                    Enhanced U.S. Equity Subaccount
                                                    -----------------------------------   -----------------------------------------
                                                       1999         1998        1997         1999          1998            1997*
                                                    -----------  ----------- ----------   -----------  -------------  -------------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I...........  $   487,465  $        --  $      --   $   532,067  $        --    $        --
   M Fund Inc.....................................           --       34,738    128,190            --       72,302         15,335
                                                    -----------  -----------  ---------   -----------  -----------    -----------
Total investment income...........................      487,465       34,738    128,190       532,067       72,302         15,335
Expenses:
   Mortality and expense risks....................       37,471       24,841     10,040        13,930        4,069            478
                                                    -----------  -----------  ---------   -----------  -----------    -----------
Net investment income.............................      449,994        9,897    118,150       518,137       68,233         14,857
Net realized and unrealized gain (loss) on
 investments:
   Net realized gains (losses)....................      624,068     (445,752)   614,358       264,436       87,723          4,177
   Net unrealized appreciation
   (depreciation) during the period...............    3,431,408      432,064   (368,570)      151,562       89,677          6,844
                                                    -----------  -----------  ---------   -----------  -----------    -----------
Net realized and unrealized gain (loss) on
 investments......................................    4,055,476      (13,688)   245,788       415,998      177,400         11,021
                                                    -----------  -----------  ---------   -----------  -----------    -----------
Net increase (decrease) in net assets resulting
 from operations..................................  $ 4,505,470  $    (3,791) $ 363,938   $   934,135  $   245,633    $    25,878
                                                    ===========  ===========  =========   ===========  ===========    ===========

                                                           Emerging
                                                         Markets Equity             Global Equity               Bond Index
                                                           Subaccount                 Subaccount                Subaccount
                                                    -------------------------   -----------------------   -----------------------
                                                       1999         1998**         1999       1998**         1999        1998**
                                                    -----------   -----------   ----------  -----------   ----------   ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I............  $   137,724   $       522   $    6,063  $       491   $  140,772   $   23,842
  M Fund Inc......................................           --            --           --           --           --           --
                                                    -----------   -----------   ----------  -----------   ----------   ----------
Total investment income...........................      137,724           522        6,063          491      140,772       23,842
Expenses:
  Mortality and expense risks.....................        5,465           387        1,859          339       10,636          937
                                                    -----------   -----------   ----------  -----------   ----------   ----------
  Net investment income...........................      132,259           135        4,204          152      130,136       22,905
Net realized and unrealized gain (loss) on
 investments:
  Net realized gains (losses).....................      663,998       (45,975)      82,873      (21,835)    (104,174)       1,002
  Net unrealized appreciation
    (depreciation) during the period..............      432,248         2,289       47,295        4,812      (78,192)     (10,217)
                                                    -----------   -----------   ----------  -----------   ----------   ----------
Net realized and unrealized gain (loss) on
   investments....................................    1,096,246       (43,686)     130,168      (17,023)    (182,366)      (9,215)
                                                    -----------   -----------   ----------  -----------   ----------   ----------
Net increase (decrease) in net assets resulting
   from operations................................  $ 1,228,505   $   (43,551)  $  134,372  $   (16,871)  $  (52,230)  $   13,690
                                                    ===========   ===========   ==========  ===========   ==========   ==========

________________________
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                      STATEMENT OF OPERATIONS (continued)
                     Years and periods ended December 31,

                                                                               Small/Mid             High Yield
                                                                                Cap CORE                Bond
                                                                               Subaccount             Subaccount
                                                                             1999      1998**     1999         1998**
Investment income:
Distributions received from:
John Hancock Variable Series Trust I....................................   $ 54,784   $     --    $ 352,641   $ 88,721
M Fund Inc..............................................................         --         --           --         --
Total investment income.................................................     54,784         --      352,641     88,721
Expenses:
   Mortality and expense risks..........................................      2,073        535       12,206      1,962
                                                                           --------   --------    ---------   --------
Net investment income (loss)............................................     52,711       (535)     340,435     86,759
Net realized and unrealized gain (loss) on investments:
   Net realized gains (losses)..........................................     65,733    (25,196)      42,365     64,824
   Net unrealized appreciation (depreciation) during the period.........    (10,735)    18,718     (139,659)   149,416
                                                                           --------   --------    ---------   --------
Net realized and unrealized gain (loss) on investments..................     54,998     (6,478)     (97,294)   214,240
                                                                           --------   --------    ---------   --------
Net increase (decrease) in net assets resulting from operations.........   $107,709   $ (7,013)   $ 243,141   $300,999
                                                                           ========   ========    =========   ========

_____________
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years and periods ended December 31,

                                                                Large Cap Growth                          Sovereign Bond
                                                                    Subaccount                              Subaccount
                                                     ---------------------------------------  -------------------------------------
                                                         1999          1998          1997         1999         1998        1997
                                                     ------------  ------------  -----------  ------------ ----------- ------------
Increase (decrease) in net assets from operations:
  Net investment income............................  $ 17,233,439  $  6,143,421  $ 2,793,242  $  2,097,345 $   816,558 $  2,725,206
  Net realized gains (losses)......................     5,003,007     1,750,881      619,721    (1,391,910)    185,230       80,538
  Net unrealized appreciation (depreciation)
    during the period..............................    (2,053,672)    8,041,022    2,301,920    (1,837,190)   (378,058)      63,687
                                                     ------------  ------------  -----------  ------------ ----------- ------------
Net increase (decrease) in net assets resulting
  from operations..................................    20,182,774    15,935,324    5,714,883      (503,894)  1,904,517      960,783
From policyholder transactions:
  Net premiums from policyholders..................    75,667,981    29,859,648   74,595,720    38,567,292  21,324,560   20,264,849
  Net benefits to policyholders....................   (45,347,424)  (13,281,028) (68,312,320)   (8,009,615)(10,390,849) (27,391,317)
                                                     ------------  ------------  -----------  ------------ ----------- ------------
Net increase in net assets resulting from
  policyholder transactions........................    30,320,557    16,578,620    9,874,000     6,283,400  11,175,975   13,314,945
                                                     ------------  ------------  -----------  ------------ ----------- ------------
Net increase in net assets.........................    50,503,331    32,513,944   15,588,883     5,779,506  13,080,492   14,275,728
Net assets at beginning of period..................    65,018,220    32,504,276   16,915,393    32,541,967  19,461,475    5,185,747
                                                     ------------  ------------  -----------  ------------ ----------- ------------
Net assets at end of period........................  $115,521,551  $ 65,018,220  $32,504,276  $ 38,321,473 $32,541,967 $ 19,461,475
                                                     ============  ============  ===========  ============ =========== ============

                                                                International Equity                          Small Cap
                                                                  Index Subaccount                        Growth Subaccount
                                                     --------------------------------------  --------------------------------------
                                                         1999          1998         1997         1999          1998         1997
                                                     ------------  ------------ -----------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
  Net investment income (loss).....................  $    855,417   $ 1,885,059 $   389,020  $    (22,593) $    (6,074) $ 3,637,734
  Net realized gains...............................       753,750       152,030     244,810     2,548,944       58,729       21,707
  Net unrealized appreciation (depreciation)
    during the period..............................     4,871,167        78,480  (1,219,540)    3,920,455    1,070,805      126,699
                                                     ------------  ------------ -----------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations..................................     6,480,334     2,115,569    (585,710)   10,107,133    1,106,941      142,332
From policyholder transactions:
  Net premiums from policyholders..................    53,332,374    10,034,119   8,150,400    52,637,861   12,088,047    2,870,481
  Net benefits to policyholders....................   (39,209,664)   (8,344,107) (4,505,840)  (40,800,272)  (6,621,834)  (1,005,386)
                                                     ------------  ------------ -----------  ------------  -----------  -----------
Net increase in net assets resulting from
  policyholder transactions........................    14,122,710     1,690,012   3,644,560    11,837,589    5,466,213    1,865,095
                                                     ------------  ------------ -----------  ------------  -----------  -----------
Net increase in net assets.........................    20,603,044     3,805,581   3,058,850    21,944,722    6,573,154    2,007,427
Net assets at beginning of period..................    12,595,630     8,790,049   5,731,199     9,078,106    2,504,952      497,525
                                                     ------------  ------------ -----------  ------------  -----------  -----------
Net assets at end of period........................  $ 33,198,674  $ 12,595,630 $ 8,790,049  $  9,078,106  $ 2,504,952  $31,022,828
                                                     ============  ============ ===========  ============  ===========  ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                                                       ------------------------------------  --------------------------------------
                                                           1999         1998         1997        1999         1998         1997
                                                       -----------  -----------  ----------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
  Net investment income (loss).....................    $   358,974  $   176,073  $   56,806  $  1,088,251  $    (8,287) $ 6,389,535)
  Net realized gains...............................         15,640       24,206       8,667     5,188,018      599,619        1,235
  Net unrealized appreciation (depreciation)
   during the period...............................       (173,912)     147,461     (67,714)   15,078,681    1,184,263      486,186
                                                       -----------  -----------  ----------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting
 from operations...................................        200,702      347,740      (2,241)   26,656,234    2,872,133      479,134
From policyholder transactions:
  Net premiums from policyholders..................      6,295,052    3,163,316   1,608,069    65,183,285   11,323,614    3,212,754
  Net benefits to policyholders....................     (5,007,225)  (1,882,974)   (282,878)  (41,018,347)  (5,132,055)    (915,459)
                                                       -----------  -----------  ----------  ------------  -----------  -----------
Net increase in net assets resulting from
  policyholder transactions........................      1,287,827    1,280,342   1,325,191    24,164,938    6,191,559    2,297,295
                                                       -----------  -----------  ----------  ------------  -----------  -----------
Net increase in net assets.........................      1,488,529    1,628,082   1,322,950    50,821,172    9,063,692    2,776,429
Net assets at beginning of period..................      3,103,327    1,475,245     152,295    12,678,444    3,614,752      838,323
                                                       -----------  -----------  ----------  ------------  -----------  -----------
Net assets at end of period........................    $ 4,591,856  $ 3,103,327  $1,475,245  $ 63,499,616  $12,678,444  $ 3,614,752
                                                       ===========  ===========  ==========  ============  ===========  ===========

                                                          LARGE CAP VALUE SUBACCOUNT               MONEY MARKET SUBACCOUNT
                                                    ------------------------------------- -----------------------------------------
                                                       1999           1998        1997         1999         1998           1997
                                                    ------------  ----------- ----------- ------------- ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income...........................  $  1,720,195  $   756,459 $   183,036 $   2,988,530 $   1,687,016 $     691,552
  Net realized gains..............................       705,454      330,827     164,821            --            --            --
  Net unrealized appreciation (depreciation)
    during the period.............................    (2,181,112)     145,355     279,449            --            --            --
                                                    ------------  ----------- ----------- ------------- ------------- -------------
Net increase in net assets resulting from
  operations......................................       244,537    1,232,641     627,306     2,988,530     1,687,016       691,552
From policyholder transactions:
  Net premiums from policyholders.................    37,432,039   15,144,316   5,421,062   890,376,545   340,377,358   103,737,470
  Net benefits to policyholders...................   (27,199,179)  (4,937,583) (1,620,578) (918,869,964) (269,723,839) (100,296,756)
                                                    ------------  ----------- ----------- ------------- ------------- -------------
Net increase (decrease) in net assets resulting
  from policyholder transactions..................    10,232,860   10,206,733   3,800,484   (28,493,419)   70,653,519     3,440,714
                                                    ------------  ----------- ----------- ------------- ------------- -------------
Net increase (decrease) in net assets.............    10,477,397   11,439,374   4,427,790   (25,504,889)   72,340,535     4,132,266
Net assets at beginning of period.................    16,629,520    5,190,146     762,356    86,511,658    14,171,123    10,038,857
                                                    ------------  ----------- ----------- ------------- ------------- -------------
Net assets at end of period.......................  $ 27,106,917  $16,629,520 $ 5,190,146 $  61,006,769 $  86,511,658 $  14,171,123
                                                    ============  =========== =========== ============= ============= =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                                                                           Small/Mid Cap
                                                                     Mid Cap Value                           Growth
                                                                       Subaccount                           Subaccount
                                                         ------------------------------------- ------------------------------------
                                                                1999        1998      1997          1999       1998        1997
                                                         ------------  -----------  ---------- ----------- -----------  -----------
Increase in net assets from operations:
Net investment income................................. $     41,579  $    75,449  $1,388,661 $   108,037 $   842,666  $   434,660

Net realized gains (losses)...........................     (860,332)    (538,516)    101,787      13,375     232,246      297,666
Net unrealized appreciation (depreciation) during the
  period..............................................    1,757,919     (830,390)    (39,717) (1,001,208)    236,333     (730,748)
Net increase (decrease) in net assets resulting from
  operations..........................................      939,166   (1,293,457)    496,730     400,828     576,616      409,584
From policyholder transactions:
Net premiums from policyholders.......................   32,024,751   18,837,112   6,323,061  11,809,133   4,563,154    8,511,081
Net benefits to policyholders.........................  (29,579,995)  (7,855,945) (1,089,206) (9,775,543) (6,481,542)  (6,274,668)
                                                       ------------  -----------  ---------- ----------- -----------  -----------
Net increase (decrease) in net assets resulting from
  policyholder transactions...........................    2,444,756   10,981,167   5,233,855   2,033,590  (1,918,388)   2,236,413
                                                       ------------  -----------  ---------- ----------- -----------  -----------
Net increase (decrease) in net assets.................    3,383,922    9,687,710   5,730,585   2,434,418  (1,341,772)   2,645,997
Net assets at beginning of period.....................   15,754,611    6,066,901     336,316   7,491,413   8,833,185    6,187,188
                                                       ------------  -----------  ---------- ----------- -----------  -----------
Net assets at end of period........................... $ 19,138,533  $15,754,611  $6,066,901 $ 9,925,831 $ 7,491,413  $ 8,833,185
                                                       ============  ===========  ========== =========== ===========  ===========

                                                         Real Estate  Equity  Subaccount         Growth & Income Subaccount
                                                      ------------------------------------- ---------------------------------------
                                                          1999          1998        1997        1999          1998        1997
                                                      ------------  ----------- ----------- ------------- ------------ ------------
Increase in net assets from operations:
  Net investment income.............................  $    515,377  $   283,067 $   232,798 $  22,850,302 $  8,975,814 $  5,747,928

  Net realized gains (losses).......................      (735,504)    (454,979)    252,095     6,207,253    2,061,212    2,390,414
  Net unrealized appreciation (depreciation) during
   the period.......................................        80,925     (698,676)    (13,488)   (5,814,839)   7,759,307      435,778
                                                      ------------  ----------- ----------- ------------- ------------ ------------
Net increase (decrease) in net assets resulting
 from operations....................................      (139,202)    (870,588)    471,405    23,242,716   18,796,333    8,574,120
From policyholder transactions:
  Net premiums from policyholders...................    22,699,314    6,964,604   4,833,914   196,639,863   60,975,616   35,535,599
  Net benefits to policyholders.....................   (18,093,640)  (5,513,221) (2,393,463) (106,763,955) (31,360,866) (21,776,809)
                                                      ------------  ----------- ----------- ------------- ------------ ------------
Net increase in net assets resulting from
 policyholder transactions..........................     4,605,674    1,451,383   2,440,451    89,875,908   29,614,750   13,758,790
                                                      ------------  ----------- ----------- ------------- ------------ ------------
Net increase in net assets..........................     4,466,472      580,795   2,911,856   113,118,624   48,411,083   22,332,910
Net assets at beginning of period...................     4,772,174    4,191,379   1,279,523    96,407,275   47,996,192   25,663,282
                                                      ------------  ----------- ----------- ------------- ------------ ------------
Net assets at end of period.........................  $  9,238,646  $ 4,772,174 $ 4,191,379 $ 209,525,899 $ 96,407,275 $ 47,996,192
                                                      ============  =========== ===========  ============ ============ ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                                                                         Short-Term Bond
                                                                  Managed Subaccount                       Subaccount
                                                         ------------------------------------ -------------------------------------
                                                            1999         1998        1997          1999        1998        1997
                                                         ------------ ----------- ----------- ------------ ------------ -----------
Increase (decrease) in net assets from operations:
Net investment income.................................  $ 10,756,436 $ 3,484,281 $ 1,814,571 $    907,486 $    926,217   $ 394,991

Net realized gains (losses)...........................     2,233,258     278,186     171,318     (441,667)      24,740      35,294
Net unrealized appreciation (depreciation) during the
  period..............................................    (6,419,069)  1,791,231     715,231      (85,754)    (136,999)    (25,976)
Net increase in net assets resulting from operations..     6,570,625   5,553,698   2,701,120      380,065      813,958     404,309
From policyholder transactions:
Net premiums from policyholders.......................   113,292,872  21,019,273  16,914,475   41,259,110   27,490,588  12,911,228

Net benefits to policyholders.........................   (34,219,380) (8,281,600) (9,357,535) (49,156,693) (21,534,195) (4,234,624)
                                                        ------------ ----------- ----------- ------------ ------------ -----------
Net increase (decrease) in net assets resulting from
  policyholder transactions...........................    79,073,492  12,737,673   7,556,940   (7,897,583)   5,956,393   8,676,604
                                                        ------------ ----------- ----------- ------------ ------------ -----------
Net increase (decrease) in net assets.................    85,644,117  18,291,371  10,258,060   (7,517,518)   6,770,351   9,080,913
Net assets at beginning of period.....................    40,066,692  21,775,321  11,517,261   19,246,506   12,476,155   3,395,242
                                                        ------------ ----------- ----------- ------------ ------------ -----------
Net assets at end of period...........................  $125,710,809 $40,066,692 $21,775,321 $ 11,728,988 $ 19,246,506 $12,476,155
                                                        ============ =========== =========== ============ ============ ===========

                                                                                                       International
                                                              Small Cap Value Subaccount           Opportunities Subaccount
                                                        ------------------------------------  ------------------------------------
                                                             1999        1998        1997         1999        1998         1997
                                                        ------------ -----------  ----------  ------------ -----------  ----------
Increase (decrease) in net assets from operations:
  Net investment income................................ $    344,711 $    14,015  $  290,784  $  2,006,004  $    53,396   $ 55,901

  Net realized gains (losses)..........................     (979,002)     (9,919)     75,149     1,907,809      191,495     80,782
  Net unrealized appreciation (depreciation) during the
   period..............................................      325,684    (523,693)    (18,626)    3,818,953    1,108,416   (260,664)
                                                        ------------ -----------  ----------  ------------ ------------  ---------
Net increase (decrease) in net assets resulting from
   operations..........................................     (308,607)   (519,597)    347,307     7,732,766    1,353,307   (123,981)
From policyholder transactions:
  Net premiums from policyholders......................   39,172,672  11,420,833   4,182,527    43,216,216   23,844,756  8,906,153
  Net benefits to policyholders........................  (30,591,417) (4,363,378)   (897,951)  (38,372,463) (12,275,087)(3,655,731)
                                                        ------------ -----------  ----------  ------------ ------------ ----------
Net increase in net assets resulting from policyholder
   transactions........................................    8,581,255   7,057,455   3,284,576     4,843,753   11,569,669  5,250,422
                                                        ------------ -----------  ----------  ------------ ------------ ----------
Net increase in net assets.............................    8,272,648   6,537,858   3,631,883    12,576,519   12,922,976  5,126,441
Net assets at beginning of period......................   10,510,748   3,972,890     341,007    18,958,530    6,035,554    909,113
                                                        ------------ -----------  ----------  ------------ ------------ ----------
Net assets at end of period............................ $ 18,783,396 $10,510,748  $3,972,890  $ 31,535,049 $ 18,958,530 $6,035,554
                                                        ============ ===========  ==========  ============ ============ ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                   Equity Index Subaccount                      Global Bond subaccount
                                              ---------------------------------------- ------------------------------------
                                                     1999         1998         1997          1999         1998        1997
                                              ------------- ------------- ------------ ------------ ----------- -----------
Increase (decrease) in net
assets from operations:
  Net investment income...................... $   5,503,450 $   1,211,729 $    378,697 $    424,767 $   283,651 $    71,030
  Net realized gains (losses)................     7,681,081       691,270      901,978     (204,675)     81,659       8,335
  Net unrealized appreciation
  (depreciation) during
  the period.................................     4,678,509     6,098,919      392,256     (433,526)     43,608     (11,727)
                                              ------------- ------------- ------------ ------------ ----------- -----------
Net increase (decrease) in net
assets resulting from
  operations.................................    17,863,040     8,001,918    1,672,931     (213,434)    408,918      67,638
From policyholder transactions:
  Net premiums from policyholders............   225,994,914    60,690,933   23,412,687   11,387,398   9,258,713   1,828,179
  Net benefits to policyholders..............  (147,909,470)  (31,166,123)  (9,622,006) (10,615,019) (3,008,341)   (534,164)
                                              ------------- ------------- ------------ ------------ ----------- -----------
  Net increase in net assets resulting
  from policyholder
  transactions...............................    78,085,444    29,524,810   13,790,681      772,379   6,250,372   1,294,015
                                              ------------- ------------- ------------ ------------ ----------- -----------
Net increase in net assets...................    95,948,484    37,526,728   15,463,612      558,945   6,659,290   1,361,653
Net assets at beginning of period............    53,964,647    16,437,919      974,307    8,279,571   1,620,281     258,628
                                              ------------- ------------- ------------ ------------ ----------- -----------
Net assets at end of period.................. $ 149,913,131 $  53,964,647 $ 16,437,919 $  8,838,516 $ 8,279,571 $ 1,620,281
                                              ============= ============= ============ ============ =========== ===========


                                                                                             Brandes International
                                                Turner Core Growth Subaccount                 Equity Subaccount
                                              ------------------------------------- ------------------------------------
                                                 1999          1998       1997        1999         1998        1997
                                              ------------ -----------  ----------- ------------ ----------- -----------
Increase (decrease) in net
assets from operations:
  Net investment income...................... $  1,315,438 $     77,203 $    87,289 $    515,681 $   343,646 $    25,175
  Net realized gains.........................    1,038,462      156,278      76,711      507,727      89,337      12,541
  Net unrealized appreciation
  (depreciation) during
   the period................................    1,626,646      562,620      32,626    3,486,097      91,915     (26,022)
                                              ------------ ------------ ----------- ------------ ----------- -----------
Net increase (decrease) in net
assets resulting from
  operations.................................    3,980,546      796,101     196,626    4,509,505     524,898      11,694
From policyholder transactions:
  Net premiums from policyholders............   23,098,524    4,779,974     743,622   12,134,533   5,520,633   2,484,010
  Net benefits to policyholders..............   (9,308,254)  (1,690,860)   (580,027)  (5,569,496) (2,041,375) (1,088,249)
                                              ------------ ------------ ----------- ------------ ----------- -----------
Net increase in net assets resulting
  from policyholder
  transactions...............................   13,790,270    3,089,114     163,595    6,565,037   3,479,258   1,395,761
                                              ------------ ------------ ----------- ------------ ----------- -----------
Net increase in net assets...................   17,770,816    3,885,215     360,221   11,074,542   4,004,156   1,407,455
Net assets at beginning of period............    4,900,189    1,014,974     654,753    6,340,754   2,336,598     929,143
                                              ------------ ------------ ----------- ------------ ----------- -----------
Net assets at end of period.................. $ 22,671,005 $  4,900,189 $ 1,014,974 $ 17,415,296 $ 6,340,754 $ 2,336,598
                                              ============ ============ =========== ============ =========== ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         STATEMENTS OF CHANGES IN NET
                              ASSETS (continued)

                     Years and periods ended December 31,

                                                  Frontier Capital Appreciation                 Enhanced U.S.
                                                           Subaccount                          Equity Subaccount
                                              ------------------------------------- ----------------------------------
                                                  1999          1998       1997        1999        1998        1997*
                                              ------------- ----------- ----------- ------------ ----------- ---------
Increase (decrease) in net
assets from operations:
  Net investment income...................... $     449,994 $     9,897 $   118,150 $    518,137 $    68,233 $  14,857
  Net realized gains (losses)................       624,068    (445,752)    614,358      264,436      87,723     4,177
  Net unrealized appreciation
  (depreciation) during the
    period...................................     3,431,408     432,064    (368,570)     151,562      89,677     6,844
Net increase (decrease) in net assets
  resulting from
  operations.................................     4,505,470      (3,791)    363,938      934,135     245,633    25,878
From policyholder transactions:
  Net premiums from policyholders............    25,135,447  13,982,031  10,030,418    6,480,741   3,031,309   475,503
  Net benefits to policyholders..............   (22,331,613) (9,695,520) (5,969,436)  (3,151,279) (1,299,530)   (4,176)
                                              ------------- ----------- ----------- ------------ ----------- ---------
Net increase in net assets resulting
from policyholder transactions...............     2,803,834   4,286,511   4,060,982    3,329,462   1,731,779   471,327
                                              ------------- ----------- ----------- ------------ ----------- ---------
Net increase in net assets...................     7,309,304   4,282,720   4,424,920    4,263,597   1,977,412   497,205
Net assets at beginning of period............     9,675,718   5,392,998     968,078    2,474,617     497,205         0
                                              ------------- ----------- ----------- ------------ ----------- ---------
Net assets at end of period.................. $  16,985,022 $ 9,675,718 $ 5,392,998 $  6,738,214 $ 2,474,617 $ 497,205
                                              ============= =========== =========== ============ =========== =========


                                                  Emerging Markets           Global Equity           Bond Index
                                                  Equity Subaccount           Subaccount             Subaccount
                                             -------------------------- ----------------------- -------------------------
                                                   1999        1998**      1999        1998**      1999         1998**
                                              ------------ ------------ ----------- ----------- ------------- -----------
Increase (decrease) in net
assets from operations:
   Net investment income..................... $    132,259 $        135 $     4,204 $       152 $     130,136 $    22,905
   Net realized gains (losses)...............      663,998      (45,975)     82,873     (21,835)     (104,174)      1,002
   Net unrealized appreciation
   (depreciation) during the
     period..................................      432,248        2,289      47,295       4,812       (78,192)    (10,217)
                                              ------------ ------------ ----------- ----------- ------------- -----------
Net increase (decrease) in net
assets resulting from operations.............    1,228,505      (43,551)    134,372     (16,871)      (52,230)     13,690
From policyholder transactions:
   Net premiums from policyholders...........   18,579,194    2,434,226   3,151,983   2,372,034     6,471,518   1,176,234
   Net benefits to policyholders.............  (16,271,324)  (2,203,670) (2,613,505) (2,191,135)   (2,358,694)   (124,467)
                                              ------------ ------------ ----------- ----------- ------------- -----------
Net increase in net assets resulting
from policyholder transactions...............    2,307,870      230,556     538,478     180,899     4,112,824   1,051,767
                                              ------------ ------------ ----------- ----------- ------------- -----------
   Net increase in net assets................    3,536,375      187,005     672,850     164,028     4,060,594   1,065,457
   Net assets at beginning of period.........      187,005            0     164,028           0     1,065,457           0
                                              ------------ ------------ ----------- ----------- ------------- -----------
   Net assets at end of period............... $  3,723,380 $    187,005 $   836,878 $   164,028 $   5,126,051 $ 1,065,457
                                              ============ ============ =========== =========== ============= ===========

 _____________
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                     Years and periods ended December 31,


                                                 Small/Mid Cap CORE        High Yield Bond
                                                    Subaccount               Subaccount
                                               --------------------  --------------------------
                                                  1999     1998**        1999         1998**
                                               --------- ----------  ------------ -------------
Increase (decrease) in net
assets from operations:
Net investment income (loss)................. $   52,711 $     (535) $    340,435 $      86,759
Net realized gains (losses)..................     65,733    (25,196)       42,365        64,824
Net unrealized appreciation
(depreciation) during the period.............    (10,735)    18,718      (139,659)      149,416
Net increase (decrease) in net
assets resulting from operations.............    107,709     (7,013)      243,141       300,999
From policyholder transactions:
Net premiums from policyholders..............  5,817,483  1,089,030    19,870,990     6,683,673
Net benefits to policyholders................ (5,611,532)  (778,864)  (20,368,501)   (2,457,088)
Net increase (decrease) in net assets
resulting from policyholder transactions.....    205,951    310,166      (497,511)    4,226,585
                                              ---------- ---------- ------------- -------------
Net increase (decrease) in net assets........    313,660    303,153      (254,370)    4,527,584
Net assets at beginning of period............    303,153          0     4,527,584             0
                                              ---------- ---------- ------------- -------------
Net assets at end of period.................. $  616,813 $  303,153 $   4,273,214 $   4,527,584
                                              ========== ========== ============= =============

---------------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999

1.   Organization

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3.   Transaction with Affiliates

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4.   Details of Investments

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:

Portfolio                           Shares Owned       Cost            Value
---------                           ------------       ----            -----
Large Cap Growth...................   4,226,550    $108,181,136    $115,521,551
Sovereign Bond.....................   4,200,440      40,512,273      38,321,473
International Equity Index.........   1,689,937      29,224,059      33,198,674
Small Cap Growth...................   1,622,919      25,907,535      31,022,828
International Balanced.............     428,930       4,680,715       4,591,856
Mid Cap Growth.....................   2,172,468      46,744,046      63,499,616
Large Cap Value....................   2,009,306      28,839,671      27,106,917
Money Market.......................   6,100,677      61,006,768      61,006,769
Mid Cap Value......................   1,497,913      18,236,811      19,138,533
Small/Mid Cap Growth...............     707,222      10,888,164       9,925,831
Real Estate Equity.................     805,182       9,643,804       9,238,646
Growth & Income....................  10,470,370     207,387,033     209,525,899
Managed............................   8,137,552     130,087,567     125,710,809
Short-Term Bond....................   1,206,452      11,963,663      11,728,988
Small Cap Value....................   1,720,546      18,985,985      18,783,396
International Opportunities........   2,078,452      26,831,679      31,535,049
Equity Index.......................   7,327,855     138,687,664     149,913,131
Global Bond........................     900,154       9,240,752       8,838,516
Turner Core Growth.................     988,705      20,433,059      22,671,005
Brandes International Equity.......   1,122,129      13,875,593      17,415,296
Frontier Capital Appreciation......     804,225      13,485,020      16,985,022
Enhanced U.S. Equity...............     321,327       6,490,133       6,738,214
Emerging Markets Equity............     303,646       3,288,843       3,723,380
Global Equity......................      68,965         784,773         836,878
Bond Index.........................     550,115       5,214,459       5,126,051
Small/Mid Cap CORE.................      62,841         608,830         616,813
High Yield Bond....................     475,514       4,263,457       4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:

Portfolio                                            Purchases        Sales
---------                                            ---------        -----
Large Cap Growth..............................     $ 62,265,535   $ 14,711,539
Sovereign Bond................................       38,288,617     29,280,010
International Equity Index....................       32,519,440     17,541,313
Small Cap Growth..............................       27,757,302     12,281,978
International Balanced........................        3,415,587      1,768,784
Mid Cap Growth................................       45,338,211     14,783,738
Large Cap Value...............................       22,257,609     10,304,554
Money Market..................................      304,141,849     29,646,739
Mid Cap Value.................................       15,413,952     12,927,617
Small/Mid Cap Growth..........................        8,759,614      5,337,363
Real Estate Equity............................       13,375,520      8,254,469
Growth & Income...............................      144,949,345     32,223,136
Managed.......................................      111,633,323     21,803,394
Short-Term Bond...............................       17,352,671     24,342,768
Small Cap Value...............................       16,062,747      7,136,780
International Opportunities...................       24,767,973     17,918,215
Equity Index..................................      124,086,502     40,497,607
Global Bond...................................       10,322,531      9,125,384
Turner Core Growth............................       20,980,047      5,874,338
Brandes International Equity..................       10,664,333      3,583,615
Frontier Capital Appreciation.................       13,387,462     10,133,633
Enhanced U.S. Equity..........................        5,925,334      2,077,734
Emerging Markets Equity.......................        9,682,573      7,242,444
Global Equity.................................        2,167,637      1,624,954
Bond Index....................................        5,900,997      1,658,038
Small/Mid Cap CORE............................        3,312,578      3,053,916
High Yield Bond...............................       11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. Net Assets
  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:

                                                    VEP Class #1                  VEP Class #2                  VEP Class #3
                                             ---------------------------   ---------------------------   ---------------------------
                                             Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                                       Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                                    ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth.......................         432,627        $34.19          442,008       $34.29         156,934         $34.39
Sovereign Bond.........................         226,496         13.80          170,995        13.84          28,389          13.88
International Equity Index.............         205,346         17.52          163,712        17.58           4,631          17.63
Small Cap Growth.......................         151,029         21.68          131,551        21.71          42,832          21.76
International Balanced.................          21,487         13.28           25,817        13.30          12,453          13.33
Mid Cap Growth.........................         202,405         35.56          145,034        35.62          45,513          35.69
Large Cap Value........................         191,629         16.15          140,376        16.18           4,476          16.21
Money Market...........................         613,611         13.08        1,102,161        13.12         347,735          13.15
Mid Cap Value..........................         106,938         14.05           45,955        14.08           2,990          14.10
Small/Mid Cap Growth...................          83,852         19.77           90,674        19.83          41,701          19.88
Real Estate Equity.....................          94,768         14.40           68,355        14.44           2,732          14.49
Growth & Income........................         945,411         30.90          579,234        31.00         212,540          31.09
Managed................................         554,374         20.88          279,936        20.94          23,988          21.00
Short-Term Bond........................          94,078         12.97           84,892        13.00           7,712          13.04
Small Cap Value........................         114,641         12.30           82,461        12.33          55,278          12.35
International Opportunities............         115,902         16.52          159,219        16.55           2,521          16.58
Equity Index...........................         442,683         23.06          565,394        23.10         189,577          23.14
Global Bond............................          55,090         12.15           48,036        12.17          16,751          12.19
Turner Core Growth.....................          31,697         28.29           15,337        28.36              --             --
Brandes International Equity...........          18,319         16.91           33,342        16.94              --             --
Frontier Capital Appreciation..........          20,409         22.75           13,182        22.80              --             --
Enhanced U.S. Equity...................           3,102         17.47               --        17.50              --             --
Emerging Markets Equity................          31,332         12.77          114,481        12.78           4,803          12.79
Global Equity..........................          11,223         12.22           15,873        12.23             777          12.24
Bond Index.............................          99,617         10.34           99,264        10.34          64,039          10.35
Small/Mid Cap CORE.....................          12,833         10.76            3,271        10.77           4,416          10.78
High Yield Bond........................          51,021         10.09           40,169        10.10              --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                    V Coli Class #4               V Coli Class #5               V Coli Class #6
                                             ---------------------------   ---------------------------   ---------------------------
                                             Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                                       Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                                    ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth.......................         646,018        $34.50          282,553       $34.49         252,596         $34.52
Sovereign Bond.........................          17,426         14.64          538,047        14.66         335,449          14.67
International Equity Index.............          63,956         16.24          130,903        16.26         235,165          16.28
Small Cap Growth.......................          90,088         22.04           39,929        22.05          38,804          22.07
International Balanced.................          68,220         13.50            6,065        13.51          54,964          13.52
Mid Cap Growth.........................         146,264         36.15          124,116        36.18           5,992          36.19
Large Cap Value........................         151,753         16.42          133,066        16.43         416,273          16.44
Money Market...........................         218,714         13.01            5,906        13.02         136,140          13.04
Mid Cap Value..........................          69,726         14.29           24,485        14.30         281,375          14.30
Small/Mid Cap Growth...................          27,983         19.77              958        19.79          42,902          19.81
Real Estate Equity.....................          58,475         14.92            4,323        14.93         203,728          14.95
Growth & Income........................         641,268         30.84          447,326        30.87          16,723          30.91
Managed................................         162,478         21.64           83,071        21.66         150,514          21.68
Short-Term Bond........................          99,163         13.21          351,710        13.22              --             --
Small Cap Value........................          32,245         12.51           49,419        12.52         281,896          12.53
International Opportunities............         203,225         16.80          157,727        16.80          74,340          16.81
Equity Index...........................         324,024         23.44           37,253        23.46         533,298          23.47
Global Bond............................          54,500         12.35            9,809        12.36              --             --
Turner Core Growth.....................           7,772         28.80           12,496        28.83              --             --
Brandes International Equity...........         104,626         17.21           81,372        17.23          42,458          17.25
Frontier Capital Appreciation..........          74,553         23.16           62,806        23.18              --             --
Enhanced U.S. Equity...................          13,962         17.68                1        17.68              --             --
Emerging Markets Equity................              --            --           24,692        12.87              --             --
Global Equity..........................              --            --               --        12.32              --             --
Bond Index.............................           2,519         10.42           10,132        10.42              --             --
Small/Mid Cap CORE.....................              --            --               --        10.84              --             --
High Yield Bond........................           1,998         10.18              310        10.18          85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                         Medallion Executive VLI Class #7         MVEP Class #8                 MVUL Class #9
                                         --------------------------------  ---------------------------   ---------------------------
                                           Accumulation   Accumulation     Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                                     Shares      Share Values        Shares      Share Values      Shares      Share Values
---------                                  ------------   ------------     ------------   ------------   ------------   ------------
Large Cap Growth...................            92,840        $79.68           781,223        $24.82         213,207         $22.10
Sovereign Bond.....................            57,389         23.69           765,173         12.44         500,049          11.71
International Equity Index.........           113,572         27.55           780,218         15.05         200,089          15.54
Small Cap Growth...................           193,672         21.70           298,417         21.90         197,401          24.61
International Balanced.............            52,288         13.29            41,158         13.41          36,634          12.85
Mid Cap Growth.....................           168,579         35.59           383,762         35.92         103,210          39.83
Large Cap Value....................           269,931         16.17           125,284         16.31         115,052          13.95
Money Market.......................           280,073         18.10           339,940         11.94         435,648          11.42
Mid Cap Value......................           412,439         14.06           242,213         14.19          70,954          12.00
Small/Mid Cap Growth...............             3,416         19.80           257,950         12.63          33,652          12.85
Real Estate Equity.................            39,901         22.14           116,040         12.27          38,147           9.54
Growth & Income....................           828,857         68.13         1,383,220         21.88         552,475          19.13
Managed............................         2,321,332         39.65           236,592         16.81         102,294          15.37
Short-Term Bond....................            63,598         12.99            63,326         11.93          95,428          11.43
Small Cap Value....................           473,526         12.32           281,097         12.43          87,362          11.80
International Opportunities........           559,454         16.54           227,841         16.68         335,763          15.97
Equity Index.......................           477,728         23.08         1,251,427         23.29         598,377          19.87
Global Bond........................           146,786         12.16            62,185         12.27         258,673          11.58
Turner Core Growth.................                --            --           229,705         25.66          76,087          24.67
Brandes International
  Equity...........................                --            --           495,542         16.53          58,572          17.67
Frontier Capital
  Appreciation.....................                --            --           405,890         19.23         119,967          18.62
Enhanced U.S. Equity...............                --            --           145,784         17.59         139,459          17.59
Emerging Markets Equity............            45,954         12.77            18,062         12.82          40,257          12.82
Global Equity......................             2,967         12.23             4,588         12.28          29,228          12.28
Bond Index.........................            18,855         10.34            12,439         10.38             185          10.38
Small/Mid Cap CORE.................                --            --            16,742         10.81             477          10.81
High Yield Bond....................            34,470         10.10            82,547         10.14          72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                   MVUL 98 Class #10            MVEP 98 Class #11              MEVL II Class #12
                                             ---------------------------   ---------------------------   ---------------------------
                                             Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                                       Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                                    ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth.......................         221,057        $22.10          133,186       $24.82           --             --
Sovereign Bond.........................         122,492         11.71           96,742        12.44           --             --
International Equity Index.............          40,197         15.54           68,833        15.05           --             --
Small Cap Growth.......................         158,068         24.61           34,357        21.90           --             --
International Balanced.................          22,819         12.85            3,040        13.41           --             --
Mid Cap Growth.........................         291,628         39.83          111,636        35.92           --             --
Large Cap Value........................          66,485         13.95           73,993        16.31           --             --
Money Market...........................         575,670         11.42          718,107        11.94           --             --
Mid Cap Value..........................          62,352         11.99           52,021        14.19           --             --
Small/Mid Cap Growth...................          15,710         12.85           20,460        12.63           --             --
Real Estate Equity.....................          10,691          9.54            7,405        12.27           --             --
Growth & Income........................       1,047,922         19.13          196,321        21.88           --             --
Managed................................          55,779         15.37           43,618        16.81           --             --
Short-Term Bond........................          26,887         11.43           31,697        11.93           --             --
Small Cap Value........................          22,247         11.80           40,374        12.43           --             --
International Opportunities............          39,238         15.97           35,379        16.68           --             --
Equity Index...........................       1,960,860         19.87          440,030        23.29           --             --
Global Bond............................          35,346         11.58           51,458        12.27           --             --
Turner Core Growth.....................         377,311         24.67          142,883        25.66           --             --
Brandes International Equity...........          82,135         17.67          116,504        16.53           --             --
Frontier Capital Appreciation..........          90,807         18.62           69,320        20.00           --             --
Enhanced U.S. Equity...................          48,887         17.59           30,852        17.59           --             --
Emerging Markets Equity................           7,584         12.82            3,832        12.82           --             --
Global Equity..........................           1,070         12.28            2,561        12.28           --             --
Bond Index.............................         137,733         10.38           46,924        10.38           --             --
Small/Mid Cap CORE.....................          10,536         10.81            8,881        10.81           --             --
High Yield Bond........................          15,036         10.14           38,875        10.14           --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                    VEP Class #13
                                             ---------------------------
                                             Accumulation   Accumulation
Portfolio                                       Shares      Share Values
---------                                    ------------   ------------
Large Cap Growth......................            --             --
Sovereign Bond........................            --             --
International Equity Index............            --             --
Small Cap Growth......................            --             --
International Balanced................            --             --
Mid Cap Growth........................            --             --
Large Cap Value.......................            --             --
Money Market..........................            --             --
Mid Cap Value.........................            --             --
Small/Mid Cap Growth..................            --             --
Real Estate Equity....................            --             --
Growth & Income.......................            --             --
Managed...............................            --             --
Short-Term Bond.......................            --             --
Small Cap Value.......................            --             --
International Opportunities...........            --             --
Equity Index..........................            --             --
Global Bond...........................            --             --
Turner Core Growth....................            --             --
Brandes International Equity..........            --             --
Frontier Capital Appreciation.........            --             --
Enhanced U.S. Equity..................            --             --
Emerging Markets Equity...............            --             --
Global Equity.........................            --             --
Bond Index............................            --             --
Small/Mid Cap CORE....................            --             --
High Yield Bond.......................            --             --

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                                         Page
Account...................................................................   28
Account value.............................................................    9
Additional Sum Insurance..................................................   16
Annual processing date....................................................   29
Attained age..............................................................   10
Basic Sum Insured.........................................................   16
Beneficiary...............................................................   39
business day..............................................................   29
changing Option A or B....................................................   18
changing the Total Sum Insured............................................   17
charges...................................................................    9
Code......................................................................   35
cost of insurance rates...................................................   10
date of issue.............................................................   30
death benefit.............................................................    5
deductions................................................................    9
dollar cost averaging.....................................................   14
expenses of the Trusts....................................................   11
fixed investment option...................................................   29
full surrender............................................................   14
fund......................................................................    2
grace period..............................................................    7
guaranteed minimum death benefit..........................................    7
Guaranteed Minimum Death Benefit Premium..................................    8
insurance charge..........................................................   10
insured person............................................................    5
investment options........................................................    1
JHVLICO...................................................................   28
lapse.....................................................................    7
loan......................................................................   15
loan interest.............................................................   15
maximum premiums..........................................................    6
Minimum Initial Premium...................................................   29
minimum insurance amount..................................................   17
minimum premiums..........................................................    6
modified endowment contract...............................................   36
monthly deduction date....................................................   30
morality and expense risk charge..........................................   10
Option A; Option B........................................................   16
optional benefits.........................................................   16
optional extra death benefit feature......................................   16
owner.....................................................................    5
partial withdrawal........................................................   14
partial withdrawal charge.................................................   11
payment options...........................................................   18
Planned Premium...........................................................    7
policy anniversary........................................................   30
policy split option.......................................................   17
policy year...............................................................   30
premium; premium payment..................................................    5
prospectus................................................................    3
receive; receipt..........................................................   20
reinstate; reinstatement..................................................    7
sales charges.............................................................    9
SEC.......................................................................    2
Separate Account S........................................................   28
Servicing Office..........................................................    2
special loan account......................................................   15
subaccount................................................................   28
surrender.................................................................   14
surrender value...........................................................   14
Target Premium............................................................    9
tax considerations........................................................   34
telephone transfers.......................................................   21
Total Sum Insured.........................................................   16
transfers of account value................................................   14
Trusts....................................................................    2
variable investment options...............................................    1
we; us....................................................................   28
withdrawal................................................................   14
withdrawal charges........................................................   11
you; your.................................................................    5